Table of Contents

SECTION 1.  CREDIT FACILITY..................................................3

  1.1  REVOLVING CREDIT LOANS................................................3
    1.1.1  Loans and Reserves................................................4
    1.1.2  Borrowings........................................................4
    1.1.3  Use of Proceeds...................................................4
  1.2  LETTERS OF CREDIT; LC GUARANTIES......................................4
  1.3  LC AMOUNT PARTICIPATIONS..............................................4
    1.3.1  Purchase of Participations........................................4
    1.3.2  Reimbursement by Participating Lenders............................5
    1.3.3  Payments to Participating Lenders.................................5
    1.3.4  Payment of Obligations............................................5
    1.3.5  FCC Actions.......................................................5

SECTION 2.  INTEREST, FEES AND CHARGES.......................................6

  2.1  INTEREST..............................................................6
    2.1.1  Rates of Interest.................................................6
    2.1.2  Default Rate of Interest..........................................6
    2.1.3  Maximum Interest..................................................6
  2.2  COMPUTATION OF INTEREST AND FEES......................................7
  2.3  LETTER OF CREDIT AND LC GUARANTY FEES.................................7
  2.4  UNUSED LINE FEE.......................................................7
  2.5  CLOSING FEE...........................................................7
  2.6  AUDIT AND APPRAISAL FEES..............................................7
  2.7  REIMBURSEMENT OF EXPENSES.............................................8
  2.8  BANK CHARGES..........................................................8
  2.9  AGENT AND ARRANGER MANAGER FEE LETTER.................................8

SECTION 3.  LOAN ADMINISTRATION..............................................8

  3.1  MANNER OF BORROWING REVOLVING CREDIT LOANS............................8
    3.1.1  Loan Requests.....................................................8
    3.1.2  Fundings by Lenders...............................................9
    3.1.3  Settlement and SwingLine Loans...................................10
    3.1.4  Disbursement.....................................................11
    3.1.5  Authorization....................................................12
    3.1.6  LIBOR Advances...................................................12
    3.1.7  Conversion of Base Rate Advances.................................12
    3.1.8  Continuation of LIBOR Advances...................................12
    3.1.9  Inability to Make LIBOR Advances.................................13
  3.2  PAYMENTS.............................................................13
    3.2.1  Principal........................................................13
    3.2.2  Interest.........................................................13
    3.2.3  Costs, Fees and Charges..........................................13
    3.2.4  Other Obligations................................................14
    3.2.5  Prepayment of LIBOR Advances.....................................14
  3.3  MANDATORY PREPAYMENTS................................................14
    3.3.1  Proceeds of Sale, Loss, Destruction or Condemnation of
           Collateral.......................................................14
  3.4  APPLICATION OF PAYMENTS AND COLLECTIONS..............................14
  3.5  ALL LOANS TO CONSTITUTE ONE OBLIGATION...............................15
  3.6  LOAN ACCOUNT.........................................................15
  3.7  STATEMENTS OF ACCOUNT................................................15
  3.8  INCREASED COSTS......................................................15
  3.9  BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR.............16
  3.10  BORROWERS' REPRESENTATIVE...........................................17


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                                Table of Contents

SECTION 4.  Payments; Pro Rata Treatment; Computations; Etc.................17

  4.1  PAYMENTS.............................................................17
    4.1.1  Payment of Principal and Interest................................17
    4.1.2  Agent Authorized To Debit Borrowers' Account.....................18
    4.1.3  Application of Payment...........................................18
    4.1.4  Payment Received By Lender.......................................18
    4.1.5  No Right of Offset By Borrowers..................................18
  4.2  PRO RATA TREATMENT...................................................19
  4.3  ALLOCATION OF PAYMENTS FROM BORROWERS................................19
  4.4  NON-RECEIPT OF FUNDS BY THE AGENT; DELINQUENT LENDERS................20
    4.4.1  Non-Receipt of Funds.............................................20
    4.4.2  Delinquent Lenders...............................................21
  4.5  WITHHOLDING TAX EXEMPTION............................................21

SECTION 5.  TERM AND TERMINATION............................................22

  5.1  TERM OF AGREEMENT....................................................22
  5.2  TERMINATION..........................................................22
    5.2.1  Termination by Lenders...........................................22
    5.2.2  Termination by Borrowers.........................................22
    5.2.3  Effect of Termination............................................22

SECTION 6.  SECURITY INTERESTS..............................................23

  6.1  SECURITY INTEREST IN COLLATERAL......................................23
  6.2  OTHER COLLATERAL.....................................................25
    6.2.1  Commercial Tort Claims...........................................25
    6.2.2  Other Collateral.................................................25
  6.3  LIEN PERFECTION; FURTHER ASSURANCES..................................25
  6.4  LIEN ON REALTY.......................................................25

SECTION 7.  COLLATERAL ADMINISTRATION.......................................26

  7.1  GENERAL..............................................................26
    7.1.1  Location of Collateral...........................................26
    7.1.2  Insurance of Collateral..........................................26
    7.1.3  Protection of Collateral.........................................27
  7.2  ADMINISTRATION OF ACCOUNTS...........................................27
    7.2.1  Records, Schedules and Assignments of Accounts...................27
    7.2.2  Discounts, Allowances, Disputes..................................27
    7.2.3  Taxes............................................................28
    7.2.4  Account Verification.............................................28
    7.2.5  Maintenance of Cash Management System............................28
    7.2.6  Collection of Accounts, Proceeds of Collateral...................29
  7.3  ADMINISTRATION OF INVENTORY..........................................29
    7.3.1  Records and Reports of Inventory.................................29
    7.3.2  Returns of Inventory.............................................29
  7.4  ADMINISTRATION OF EQUIPMENT..........................................29
    7.4.1  Records and Schedules of Equipment...............................29
    7.4.2  Dispositions of Equipment........................................29
  7.5  PAYMENT OF CHARGES...................................................30

SECTION 8. REPRESENTATIONS AND WARRANTIES...................................30

  8.1  GENERAL REPRESENTATIONS AND WARRANTIES...............................30
    8.1.1  Organization and Qualification...................................30
    8.1.2  Corporate Power and Authority....................................30
    8.1.3  Legally Enforceable Agreement....................................31
    8.1.4  Capital Structure................................................31


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    8.1.5   Corporate Names, Etc............................................31
    8.1.6   Business Locations; Agent for Process...........................31
    8.1.7   Title to Properties; Priority of Liens..........................31
    8.1.8   ACCOUNTS........................................................32
    8.1.9   Equipment.......................................................33
    8.1.10  Financial Statements; Fiscal Year...............................33
    8.1.11  Full Disclosure.................................................33
    8.1.12  Solvent Financial Condition.....................................33
    8.1.13  Surety Obligations..............................................33
    8.1.14  Taxes...........................................................34
    8.1.15  Brokers.........................................................34
    8.1.16  Patents, Trademarks, Copyrights and Licenses....................34
    8.1.17  Governmental Consents...........................................34
    8.1.18  Compliance with Laws............................................34
    8.1.19  Restrictions....................................................34
    8.1.20  Litigation......................................................35
    8.1.21  No Defaults.....................................................35
    8.1.22  Leases..........................................................35
    8.1.23  Pension Plans...................................................35
    8.1.24  Trade Relations.................................................35
    8.1.25  Labor Relations.................................................36
    8.1.26  Bank Accounts...................................................36
  8.2  CONTINUOUS NATURE OF REPRESENTATIONS AND WARRANTIES..................36
  8.3  SURVIVAL OF REPRESENTATIONS AND WARRANTIES...........................36

SECTION 9.  COVENANTS AND CONTINUING AGREEMENTS.............................36

  9.1  AFFIRMATIVE COVENANTS................................................36
    9.1.1  Visits and Inspections...........................................36
    9.1.2  Notices..........................................................37
    9.1.3  Financial Statements.............................................37
    9.1.4  Landlord and Storage Agreements..................................38
    9.1.5  Guarantor Financial Statements...................................38
    9.1.6  Projections......................................................38
    9.1.7  Taxes and Liens..................................................38
    9.1.8  Tax Returns......................................................39
    9.1.9  Business and Existence...........................................39
    9.1.10  Maintain Properties.............................................39
    9.1.11  Compliance and Laws.............................................39
    9.1.12  ERISA Compliance................................................39
    9.1.13  Further Assurances..............................................39
  9.2  NEGATIVE COVENANTS...................................................40
    9.2.1  Mergers; Consolidations; Acquisitions............................40
    9.2.2  Loans............................................................40
    9.2.3  Total Indebtedness...............................................41
    9.2.4  Affiliate Transactions...........................................41
    9.2.5  Limitation on Liens..............................................41
    9.2.6  Subordinated Debt................................................42
    9.2.7  Distributions....................................................42
    9.2.8  Intentionally Omitted............................................42
    9.2.9  Disposition of Assets............................................42
    9.2.10  Stock of Subsidiaries...........................................43
    9.2.11  Bill-and-Hold Sales, Etc........................................43
    9.2.12  Restricted Investment...........................................43
    9.2.13  Intentionally Omitted...........................................43
    9.2.14  Tax Consolidation...............................................43


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    9.2.15  Business Locations..............................................43
    9.2.16  Guaranties......................................................43
    9.2.17  Adverse Transactions............................................43
    9.2.18  Subsidiaries....................................................44
    9.2.19  Change of Business..............................................44
    9.2.20  Name of Borrowers...............................................44
    9.2.21  Use of Agent's of any Lender's Name.............................44
    9.2.22  Margin Securities...............................................44
  9.3  SPECIFIC FINANCIAL COVENANTS.........................................44
    9.3.1  Fixed Charge Coverage Ratio......................................44
    9.3.2   Minimum Net Worth...............................................44

SECTION 10.  CONDITIONS PRECEDENT...........................................45

  10.1  CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSIONS...................45
    10.1.1  Documentation...................................................45
    10.1.2  No Default......................................................45
    10.1.3  Other Loan Documents............................................45
    10.1.4  Availability....................................................45
    10.1.5  Corporate Documents.............................................45
    10.1.6  Borrowing Notice................................................45
    10.1.7  Opinions of Counsel to the Borrowers............................45
    10.1.8  Notes...........................................................45
    10.1.9  Repayment of Existing Indebtedness..............................46
    10.1.10  No Adverse Litigation or Proceeding............................46
    10.1.11  Consents, Etc..................................................46
    10.1.12  Payment of Fees................................................46
    10.1.13  Capital Structure..............................................46
    10.1.14  Due Diligence..................................................46
    10.1.15  Labor Relations................................................46
    10.1.16  Financial Statements...........................................47
    10.1.17  Cash Management................................................47
    10.1.18  Satisfaction of Conditions in Other Loan Documents.............47
    10.1.19  No Material Adverse Change.....................................47
    10.1.20  Insurance......................................................47
    10.1.21  Other Documents................................................47
  10.2. CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.......................47
    10.2.1   No Defaults....................................................47
    10.2.2   Representations and Warranties.................................47
    10.2.3   No Litigation..................................................48
    10.2.4   No Material Adverse Effect.....................................48

SECTION 11.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT..............48

  11.1  EVENTS OF DEFAULT...................................................48
    11.1.1  Payment of Notes................................................48
    11.1.2  Payment of Other Obligations....................................48
    11.1.3  Misrepresentations..............................................48
    11.1.4  Breach of Specific Covenants....................................48
    11.1.5  Breach of Other Covenants.......................................48
    11.1.6  Default Under Security Documents/Other Agreements...............48
    11.1.7  Other Defaults..................................................49
    11.1.8  Uninsured Losses................................................49
    11.1.9  Adverse Changes.................................................49
    11.1.10  Insolvency and Related Proceedings.............................49
    11.1.11  Business Disruption; Condemnation..............................49
    11.1.12  Fundamental Change.............................................49


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    11.1.13  ERISA..........................................................50
    11.1.14  Challenge to Agreement.........................................50
    11.1.15  Repudiation of or Default Under Guaranty Agreement.............50
    11.1.16  Criminal Forfeiture............................................51
    11.1.17  Judgments......................................................51
  11.2  ACCELERATION OF THE OBLIGATIONS.....................................51
  11.3  OTHER REMEDIES......................................................51
  11.4  REMEDIES CUMULATIVE.................................................53

SECTION 12.  AGENT..........................................................53

  12.1  APPOINTMENT, POWERS AND IMMUNITIES..................................54
    12.1.1  Duties; Responsibilities........................................54
    12.1.2  Recitals, Statements, Presentations, Warranties.................54
    12.1.3  Litigation; Collection Proceedings..............................54
    12.1.4  Actions or Omissions............................................54
  12.2  RELIANCE BY AGENT...................................................54
  12.3  DEFAULTS............................................................54
  12.4  RIGHTS AS A LENDER..................................................55
  12.5  INDEMNIFICATION.....................................................55
  12.6  NON-RELIANCE ON AGENT AND OTHER LENDERS.............................55
  12.7  FAILURE TO ACT......................................................56
  12.8  RESIGNATION OR REMOVAL OF AGENT.....................................56
  12.9  CONSENTS UNDER OTHER LOAN DOCUMENTS.................................57
  12.10  ASSIGNMENTS AND PARTICIPATIONS.....................................57
    12.10.1  Borrowers......................................................57
    12.10.2  Lenders........................................................57
    12.10.3  Participants...................................................58
    12.10.4  Additional Permitted Assignments and Participations............58
    12.10.5  Information....................................................58
    12.10.6  No Assignment to Borrowers or Affiliates.......................58

SECTION 13.  MISCELLANEOUS..................................................58

  13.1  POWER OF ATTORNEY...................................................58
  13.2  INDEMNITY...........................................................59
  13.3  MODIFICATION OF AGREEMENT...........................................60
  13.4  SEVERABILITY........................................................61
  13.5  SUCCESSORS AND ASSIGNS..............................................61
  13.6  CUMULATIVE EFFECT; CONFLICT OF TERMS................................61
  13.7  EXECUTION IN COUNTERPARTS...........................................61
  13.8  NOTICE..............................................................61
  13.9  CREDIT INQUIRIES....................................................62
  13.10  TIME OF ESSENCE....................................................62
  13.11  JOINT AND SEVERAL LIABILITY........................................62
  13.12  SURETYSHIP WAIVERS AND CONSENTS....................................63
  13.13  CONTRIBUTION AGREEMENT.............................................65
  13.14  ENTIRE AGREEMENT...................................................65
  13.15  INTERPRETATION.....................................................66
  13.16  GOVERNING LAW; CONSENT TO FORUM....................................66
  13.17  WAIVERS BY BORROWERS...............................................67
  13.18  WAIVER.............................................................67

13.19  PREJUDGEMENT REMEDIES................................................68


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               --------------------------------------------------

                         UNITED NATURAL FOODS, INC. AND
                         ITS SUBSIDIARIES, as Borrowers

               --------------------------------------------------

               FLEET CAPITAL CORPORATION, as Administrative Agent
              CITIZENS BANK OF MASSACHUSETTS, as Syndication Agent
             U.S. BANK NATIONAL ASSOCIATION, as Documentation Agent
                       FLEET SECURITIES, INC., as Arranger
                        THE FINANCIAL INSTITUTIONS PARTY

                      HEREBY FROM TIME TO TIME, as Lenders

               --------------------------------------------------
               --------------------------------------------------

                           LOAN AND SECURITY AGREEMENT

                             Dated: August 31, 2001

                                 $150,000,000.00

               --------------------------------------------------
               --------------------------------------------------


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                     [LOGO] Fleet Capital
                            A FleetBoston Financial Company

                           LOAN AND SECURITY AGREEMENT

      THIS LOAN AND SECURITY AGREEMENT is made this 31st day of August, 2001, by and among UNITED NATURAL FOODS, INC., a Delaware corporation with its chief executive office and principal place of business located at 260 Lake Road, Dayville, Connecticut 06241 ("UNF"), MOUNTAIN PEOPLE'S WAREHOUSE INCORPORATED, a California corporation with its chief executive office and principal place of business located at 12745 Earhart Avenue, Auburn, California 95602 ("MPW"), NUTRASOURCE, INC., a Washington corporation with its chief executive office and principal place of business located at 12745 Earhart Avenue, Auburn, California 95602 ("NutraSource"), RAINBOW NATURAL FOODS, INC., a Colorado corporation with its chief executive office and principal place of business located at 260 Lake Road, Dayville, Connecticut 06241 ("Rainbow"), STOW MILLS, INC., a Vermont corporation with its chief executive office and principal place of business located at 70 Stow Drive, Chesterfield, New Hampshire 03443 ("SMI"), UNITED NATURAL FOODS PENNSYLVANIA, INC., a Pennsylvania corporation with its chief executive office and principal place of business located at 70 Stowe Drive, Chesterfield, New Hampshire 03443 ("UNFPA" and together with UNF, MPW, NutraSource, Rainbow, SMI, and UNFPA the "Borrowers"); each of the Lenders identified under the caption "Lenders" on the signature pages hereto or that may hereafter become a "Lender" pursuant to Section 12.10 hereof (together with its successors and assigns, individually, a "Lender" and, collectively, the "Lenders"); FLEET CAPITAL CORPORATION, a Rhode Island corporation with a place of business located at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, as the exclusive administrative and collateral agent for the Lenders (in such capacity, together with any successors in such capacity, the "Administrative Agent" or "Agent"); Citizens Bank of Massachusetts, with a place of business at 53 State Street, Boston, Massachusetts 02109 as the syndication agent (in such capacity, together with any successors (in such capacity, the "Syndication Agent"); U.S. Bank National Association, with a place of business at 950 17th Street, Suite 350, Denver, Colorado 80202 as the documentation agent (in such capacity, together with any successors in such capacity, the "Documentation Agent") and FLEET SECURITIES, INC., with a place of business at 590 Madison Avenue, 31st Floor, New York, New York 10022 as the exclusive syndication arranger for the Lenders (in such capacity, together with any successors in such capacity, the "Arranger"). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions.


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Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied.

      WHEREAS, the Borrowers have requested that the Lenders extend credit to the Borrowers in an aggregate principal or stated amount of up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000); and

      WHEREAS, to induce the Lenders to extend such credit, the Borrowers, the Lenders and the Agent propose to enter into this Agreement pursuant to which the Lenders will make loans and otherwise extend credit to the Borrowers.

      NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. CREDIT FACILITY

Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, each Lender severally agrees to make its respective Pro Rata share of a Total Credit Facility of up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) available upon Borrowers' request therefor, as follows:

            1.1 Revolving Credit Loans.

                  1.1.1 Loans and Reserves. Each Lender severally agrees, for so long as no Default or Event of Default exists and subject to the terms of this Agreement, to make Revolving Credit Loans to Borrowers from time to time, as requested by Borrowers in the manner set forth in subsection 3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to such Lender's Revolving Credit Commitment; provided, however, that Lenders shall have no obligations to Borrowers whatsoever to make any Revolving Credit Loan if at the time of the proposed funding thereof the aggregate principal amount of all of the Revolving Credit Loans plus pending and requested Revolving Credit Loans exceeds or would exceed, after giving effect to such request, the Borrowing Base at such time minus the LC Amount and reserves, if any. Agent shall have the right to establish reserves in such amounts, and with respect to such matters, as Agent shall deem reasonably necessary or appropriate, against the amount of Revolving Credit Loans which Borrowers may otherwise request under this subsection 1.1.1, including, without limitation, with respect to (i) price adjustments, damages, unearned discounts, returned products or other matters for which credit memoranda are issued in the ordinary course of Borrowers' business;
(ii) shrinkage, spoilage and obsolescence of Inventory; (iii) slow moving Inventory; (iv) other sums chargeable against Borrowers' Loan Account as Revolving Credit Loans under any section of this Agreement; (v) amounts owing by Borrowers to any Person to the extent secured by a Lien on, or trust over, any Property of Borrowers including, without limitation pursuant to the Perishable Agricultural Commodities Act (7 USC ss. 499 et seq.) and the Packers and Stockyards Act (7 USC ss. 196 et seq.); and (vi) such other matters, events, conditions or contingencies as to which Agent , in its reasonable credit judgment, determine reserves should be established from time to time hereunder. The Revolving Credit Loans shall be further evidenced


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by Revolving Credit Notes issued to each Lender in the amount of their respective Commitments and shall be secured by all of the Collateral.

                  1.1.2 Borrowings. Borrowers shall give the Agent notice of each borrowing hereunder, and the Agent shall promptly give each Lender notice thereof, each as provided in Section 3.1 hereof.

                  1.1.3 Use of Proceeds. The Revolving Credit Loans shall be used solely to refinance the existing Indebtedness of Borrowers under the Amended and Restated Loan and Security Agreement dated as of February 26, 1996, as amended, by and among Borrowers, Fleet Capital Corporation, First Union National Bank and Bank of America, N.A. (successor in interest to Nations Bank, N.A.) (the "Existing Loan Agreement") and for Borrowers' general operating capital needs, and for other general corporate purposes, in a manner consistent with the provisions of this Agreement and all applicable laws.

            1.2 Letters of Credit; LC Guaranties. FCC agrees, for so long as no Default or Event of Default exists, subject to the terms of this Agreement and if requested by Borrowers, to (i) issue, or cause to be issued by its Affiliates, Letters of Credit for the account of Borrowers or (ii) execute LC Guaranties by which its Affiliates shall guaranty the payment or performance by Borrowers of its reimbursement obligations with respect to Letters of Credit and letters of credit issued for Borrowers' account by other Persons in support of Borrowers' obligations (other than obligations for the repayment of Money Borrowed), provided that the LC Amount at any time shall not exceed TEN MILLION DOLLARS ($10,000,000). No Standby Letter of Credit may have an expiration date that is later than the earlier of
      (i) 365 days after its date of issuance or (ii) the Maturity Date and no Commercial Letter of Credit may have an expiration date that is later than the earlier of (i) 180 days after its date of issuance or (ii) the Maturity Date. Any amounts paid by FCC under any LC Guaranty or in connection with any Letter of Credit shall be treated as Revolving Credit Loans or SwingLine Loans, as the case may be, shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Revolving Credit Loans or SwingLine Loans, as the case may be. Borrowers jointly and severally agree to reimburse FCC for drawings under any Letter of Credit or LC Guaranty and the amounts of all other liabilities and obligations payable in connection therewith on the same Business Day irrespective of any claim, set off, defense or other right any or all the Borrowers may have or assert against the issuer thereof, FCC, any Lender or any other Person. The obligation of Borrowers to reimburse FCC for any payment made by FCC under any Letter of Credit or LC Guaranty shall be absolute, unconditional, irrevocable and joint and several and shall be paid without regard to any lack of validity or enforceability of any Letter of Credit.

            1.3 LC Amount Participations.

                  1.3.1 Purchase of Participations. Immediately upon the issuance any Letter of Credit or LC Guaranty, each Lender (other than FCC) shall be deemed to have irrevocably and unconditionally purchased and received from FCC, without recourse or warranty, an undivided interest and participation equal to the Pro Rata share of such Lender (a "Participating Lender") in the LC Amount arising in connection with such Letter of Credit or LC Guaranty and any security therefor or guaranty pertaining thereto, but in no event greater than an amount which, when added to such Lender's Pro Rata share of all Revolving Credit Loans and LC Amounts then outstanding, equals such Participating Lender's Revolving Credit Commitment.

                  1.3.2 Reimbursement by Participating Lenders. If FCC makes any payment under an LC Guaranty or Letter of Credit and Borrowers do not repay or cause to be repaid the amount of such payment, FCC shall promptly notify Agent, which shall promptly notify each Participating Lender, of such payment and each Participating Lender shall promptly and unconditionally pay to Agent, for the account of FCC, in Dollars in immediately available funds, the amount of such Participating Lender's Pro Rata share of such payment, and Agent shall promptly pay such amounts to FCC. If a Participating Lender does not make its Pro Rata share of the amount of such payment available to Agent, such Lender agrees to pay to Agent for the account of FCC, forthwith on demand, such amount together with interest thereon at the Federal Funds Rate. The failure of any Participating Lender to make available to Agent for the account of FCC such Participating Lender's Pro Rata share of such payments shall not relieve any other Participating Lender of its obligation hereunder to make available to Agent its Pro Rata share of such payments, but no Participating Lender shall be responsible for the failure of any other Participating Lender to make available to Agent its Pro Rata share of such payments on the date such payment is to be made.

                  1.3.3 Payments to Participating Lenders. Whenever FCC receives a payment on account of the LC Amount, including any interest thereon, as to which Agent has previously received payments from any Participating Lender for the account of FCC, FCC shall promptly pay to each Participating Lender which has made such payments, in immediately available funds, an amount equal to such Participating Lender's Pro Rata share thereof.

                  1.3.4 Payment of Obligations. The obligation of each Participating Lender to make payments to Agent for the account of FCC in connection with FCC's payment under a Letter of Credit or LC Guaranty shall be absolute, unconditional and irrevocable, not subject to any counterclaim, setoff, qualification or exception whatsoever (other than for FCC's gross negligence or willful misconduct), and shall be made in accordance with the terms and conditions of this Agreement under all circumstances and irrespective of whether or not any or all Borrowers may assert or have any claim for any lack of validity or unenforceability of this Agreement or any of the other Loan Documents; the existence of any Default or Event of Default; any draft, certificate or other document presented under a Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or the existence of any setoff or defense any Borrower may have with respect to any of the Obligations.

                  1.3.5 FCC Actions. Neither FCC, its Affiliates nor any of their respective officers, directors, employees or agents shall be liable to any Participating Lenders for any action taken or omitted to be taken under or in connection with any Letter of Credit unless it is determined by a final and nonappealable judgment or court order binding thereon, that such action or omission constituted actual gross negligence or willful misconduct. FCC does not assume any responsibility for any failure or delay in performance or breach by any or all

Borrowers or any other Person of any of its obligations under any Letter of Credit. FCC does not make to Participating Lenders any express or implied warranty, representation or guaranty with respect to the Collateral, any Letter of Credit or any Borrower. FCC shall not be responsible to any Participating Lender for any recitals, statements, information, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of or any of the documents relating to any Letter of Credit; the validity, genuineness, enforceability, collectibility, value or sufficiency of any of the Collateral or the perfection of any Lien therein; or the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Borrower. In connection with its administration of and enforcement of rights or remedies under any of the documents relating to any Letter of Credit, FCC shall be entitled to act, and shall be fully protected in acting upon, any certification, notice or other communication in whatever form believed by FCC, in good faith, to be genuine and correct and to have been signed or sent or made by a proper Person. FCC may consult with and employ legal counsel, accountants and other experts to advise it concerning its rights, powers and privileges under the documents relating to any Letter of Credit and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts. FCC may employ agents and attorneys-in-fact in connection with any matter relating to the documents relating to any Letter of Credit and shall not be liable for the negligence, default or misconduct of any such agents or attorneys-in-fact selected by FCC with reasonable care. FCC shall not have any liability to any Participating Lender by reason of FCC's refraining to take any action under any of the LC Documents without having first received written instructions from the Required Lenders to take such action.

SECTION 2. INTEREST, FEES AND CHARGES

            2.1 Interest.

                  2.1.1 Rates of Interest. Interest shall accrue on the Revolving Credit Loans in accordance with the terms of the Revolving Credit Notes and this Agreement. Interest shall accrue on the principal amount of the Base Rate Advances outstanding at the end of each day at a fluctuating rate per annum equal to the Base Rate plus the Applicable Base Rate Margin. Interest shall accrue on the principal amount of each of the LIBOR Advances outstanding at the end of each day at a fixed rate per annum equal to LIBOR for the applicable Interest Period plus the Applicable LIBOR Margin. The rate of interest applicable to Base Rate Advances shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the day that any such change in the Base Rate occurs. Interest shall be payable monthly in arrears on the first day of each month.

                  2.1.2 Default Rate of Interest. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the principal amount of all Loans shall bear interest at a rate per annum equal to two percent (2%) above the interest rate otherwise applicable thereto (the "Default Rate").

                  2.1.3 Maximum Interest. In no event whatsoever shall the aggregate of all amounts deemed interest under the Revolving Credit Notes, or this Agreement and charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement or the Notes, are in contravention of any such law, such provisions shall be deemed amended to conform thereto.

            2.2 Computation of Interest and Fees. Interest, Letter of Credit fees, LC Guaranty fees and unused line fees hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose of computing interest hereunder, all items of payment received by Agent for the account of each Lender shall be deemed applied by Agent for the account of each Lender on account of the Obligations (subject to final payment of such items) on the first (1st) Business Day after receipt by Agent for the account of each Lender of such items.

            2.3 Letter of Credit and LC Guaranty Fees. Borrowers shall pay to Agent for the Pro Rata account of each Lender for (a) all standby Letters of Credit and LC Guaranties of standby Letters of Credit, a per annum rate equal to one and one half percent (1.5%) of the aggregate face amount of such Letters of Credit and LC Guaranties outstanding from time to time during the term of this Agreement, and (b) all documentary Letters of Credit and LC Guaranties of documentary Letters of Credit, an amount equal to one percent (1%) of the face amount of such Letters of Credit and LC Guaranties plus for the account of the Letter of Credit issuer only all normal and customary charges associated with the issuance thereof, which fees and charges shall be deemed fully earned upon issuance of each such Letter of Credit or LC Guaranty, shall be due and payable, for standby Letter of Credit and LC Guaranties therefor, monthly in arrears and, for documentary Letters of Credit and LC Guaranties therefor, when advised upon issuance and amendment thereof, and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

            2.4 Unused Line Fee. Borrowers shall pay to Agent for the Pro Rata account of each Lender a fee equal to one quarter of one percent (.25%) of the average daily amount by which the Total Credit Facility exceeds the sum of the outstanding principal balance of the Revolving Credit Loans plus the LC Amount. The unused line fee shall be payable quarterly in arrears on the first day of each October, January, April, and July hereafter.

            2.5 Closing Fee. Borrowers shall pay to Agent for the Pro Rata account of each Lender a closing fee equal to one quarter of one percent (.25%) of the Total Credit Facility, which closing fee shall be deemed to be fully earned and payable upon the making of the Initial Revolving Credit Loans hereunder.

            2.6 Audit and Appraisal Fees. Borrowers shall pay to Agent for the account of Agent all reasonable audit and appraisal fees and expenses incurred by Agent with respect to third parties retained by Agent to conduct audits and appraisals or, if such audits and appraisals are conducted by the Agent's personnel, in accordance with Agent's current schedule of reasonable fees in effect from time to time in connection with audits and appraisals of Borrowers' books and records and such other matters as Agent shall deem appropriate, plus all out-of-pocket expenses incurred by Agent in connection with such audits and appraisals. Audit fees shall be payable on the first day of the month following the date of issuance by Agent of a request for payment thereof to Borrowers.

            2.7 Reimbursement of Expenses. If, at any time or times regardless of whether or not an Event of Default then exists, Agent incurs legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents, or any sale or attempted sale of any interest herein to any Lender; (ii) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agent, any Lender, Borrowers or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or Borrowers' affairs; (iv) any attempt to enforce any rights of any Agent or Lender against Borrowers or any other Person which may be obligated to such Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors; or (v) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such reasonable legal and reasonable accounting expenses, other costs and out of pocket expenses of such Agent shall be charged to Borrowers. After the occurrence and during the continuance of an Event of Default, if any of the costs and expenses described in the preceding sentence are incurred by any Lender, all such costs and expenses shall be charged to Borrowers. All amounts chargeable to Borrowers under this Section 2.7 shall be Obligations secured by all of the Collateral, shall be payable on demand to Agent or each such Lender, as the case may be, and shall bear interest from the date such demand is made until paid in full at the rate applicable to Base Rate Advances from time to time. Borrowers shall also reimburse Agent for expenses incurred by Agent in its administration of the Collateral to the extent and in the manner provided in Section 7 hereof.

            2.8 Bank Charges. Borrowers shall pay to Agent or Lender, on demand, any and all fees, costs or expenses which Agent or any Lender pays to a bank or other similar institution (including, without limitation, any fees paid by Agent to any Lender) arising out of or in connection with (i) the forwarding to Borrowers or any other Person on behalf of Borrowers, by Agent, of Loans made by Lenders pursuant to this Agreement and the forwarding by Agent to Lenders of payments on Loans pursuant to this Agreement and (ii) the depositing for collection, by Agent , of any check or item of payment received or delivered to Agent on account of the Obligations.

            2.9 Agent and Arranger Fee Letter. Borrowers shall pay to the Agent and the Arranger the fees payable thereto pursuant to the fee letter therewith.

SECTION 3. LOAN ADMINISTRATION

            3.1 Manner of Borrowing Revolving Credit Loans. Borrowings under the credit facility established pursuant to Section 1 hereof shall be as follows:

                  3.1.1 Loan Requests. A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (i) Borrowers may give Agent notice of their intention to borrow, in which notice Borrowers shall specify the amount of the proposed borrowing and the proposed borrowing date, no later than 1:00 p.m. (Eastern
Time) on the Business Day prior to the proposed borrowing date and Agent will promptly advise Lenders of such notice, provided, however, that no such request may be made at a time when there exists a Default or an Event of Default; and
(ii) the becoming due of any amount required to be paid under this Agreement, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation. As an accommodation to Borrowers, Agent may permit telephonic or electronic requests for loans and electronic transmittal of instructions, authorizations, agreements or reports to Agent by Borrowers. Unless Borrowers specifically direct Agent in writing not to accept or act upon telephonic or electronic communications from Borrowers, neither Agent nor any Lender shall have any liability to Borrowers for any loss or damage suffered by Borrowers as a result of Agent's or any Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to them telephonically or electronically and purporting to have been sent to Agent or Lenders by Borrowers unless it is determined by a final and nonappealable judgment or court order binding on the Agent and Lenders that such loss or damage was solely the result of the gross negligence or willful misconduct of Agent. Neither Agent nor any Lender shall have any duty to verify the origin of any such communication or the authority of the person sending it.

                  3.1.2 Fundings by Lenders. Subject to its receipt of notice from Agent of a borrowing notice as provided in Section 3.1.1 (except in the case of a deemed request by a Borrower for a Revolving Credit Loan as provided in Sections 3.1.1(ii) or 3.1.3(ii) hereof, in which event no borrowing notice need be submitted), each Lender shall timely honor its Commitment by funding its Pro Rata share of each borrowing of Revolving Credit Loans that is properly requested by a Borrower and that such Borrower is entitled to receive under the Loan Agreement. Agent shall notify Lenders of each borrowing notice by 3:00 p.m. (Eastern Time) on the Business Day prior to the proposed funding date (in the case of Base Rate Advances) or by 3:00 p.m. (Eastern Time) at least three (3) Business Days before the proposed funding date (in the case of LIBOR Advances). Each Lender shall deposit with Agent an amount equal to its Pro Rata share of the Revolving Credit Loan requested by such Borrower at Agent's designated account in immediately available funds not later than 1:00 p.m. (Eastern Time) on the Business Day next following the date of the notice of the funding of such Revolving Credit Loan, unless Agent's notice to Lenders is received after 3:00 p.m. (Eastern Time) on the proposed funding date of a Base Rate Advance, in which event Lenders shall deposit with Agent their respective Pro Rata shares of the requested Loan on or before 1:00 p.m. (Eastern Time) of the second (2nd) Business Day following the date of the notice of the funding of such Revolving Credit Loan. Subject to its receipt of such amounts from Lenders, Agent shall, provided it has not received notice from a Lender that one or more of the applicable conditions set forth in Section 10 is not satisfied, make the proceeds of the Revolving Credit Loans received by it available to Borrowers by disbursing such proceeds as provided in Section 3.1.4 hereof. Unless Agent shall have been notified in writing by a Lender prior to the proposed time of funding that such Lender does not intend to deposit with Agent an amount equal such Lender's Pro Rata share of the requested Revolving Credit Loan, Agent may assume that such Lender has deposited or promptly will deposit its share with Agent and Agent may in its discretion disburse a corresponding amount to such Borrower on the applicable funding date. If a Lender's Pro Rata share of such Revolving

Credit Loan is not in fact deposited with Agent, then, if Agent has disbursed to such Borrower an amount corresponding to such share, then such Lender agrees to pay, and in addition Borrowers jointly and severally agree to repay, to Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is disbursed by Agent to or for the benefit of such Revolving Credit Loan until the date such amount is paid or repaid to Agent, (a) in the case of Borrowers, at the interest rate applicable to such Loan and (b) in the case of such Lender, at the Federal Funds Rate. If such Lender repays to Agent such corresponding amount, such amount so repaid shall constitute a Revolving Credit Loan, and if both such Lender and Borrowers shall have repaid such corresponding amount, Agent shall promptly return to Borrowers such corresponding amount.

                  3.1.3 Settlement and SwingLine Loans.

                        (i) In order to facilitate the administration of the
                  Revolving Credit Loans under this Agreement, Lenders agree (such agreement shall not be for the benefit of or enforceable by any Borrower) that settlement among them with respect to the Revolving Credit Loans may take place on a periodic basis on dates determined from time to time by Agent (each a "Settlement Date"), which may occur before or after the occurrence or during the continuance of a Default or Event of Default and whether or not all of the conditions set forth in
                  Section 10 of this Agreement have been met, provided that Agent has not received notice from a Lender that one or more of the conditions set forth in Section 10 is not satisfied. On each Settlement Date, payment shall be made by or to each Lender in the manner provided herein and in accordance with the settlement report delivered by Agent to Lenders with respect to such Settlement Date so that, as of each Settlement Date and after giving effect to the transaction to take place on such Settlement Date, each Lender shall hold its Pro Rata share of all Revolving Credit Loans and participations in the LC Amount then outstanding. Unless a Default or an Event of Default exists or has occurred and is continuing, Agent shall request settlement with the Lenders on a basis not less frequently than once every five (5) Business Days.

                        (ii) Between Settlement Dates, Agent may request FCC to
                  advance, and FCC may, but shall in no event be obligated to, advance to Borrowers out of FCC's own funds the entire principal amount of any Revolving Credit Loans that are Base Rate Advances requested or deemed requested pursuant to this Agreement (any such Revolving Credit Loan funded exclusively by FCC being referred to as a "SwingLine Loan") provided that the aggregate principal amount of SwingLine Loans outstanding at any time shall not exceed Ten Million Dollars ($10,000,000.00) (the "SwingLine Loan Ceiling"). Each SwingLine Loan shall constitute a Revolving Credit Loan hereunder and shall be subject to all of the terms, conditions and security applicable to other Revolving Credit Loans, except that all SwingLine Loans shall be made as Base Rate Advances only and all payments thereon shall be payable to FCC solely for its own account. The obligation of Borrowers to repay such SwingLine Loans to FCC shall be evidenced by the records of FCC and the SwingLine Note. Agent shall not request FCC to make any SwingLine Loan if (A) Agent shall have received written notice from any Lender that one or more of the applicable conditions precedent set forth in Section 10 hereof will not be satisfied on the requested funding date for the applicable Loan or (B) Agent has knowledge that the requested Revolving Credit Loans would exceed the amount of Availability on the funding date. Except as it may be notified by the Agent and the actual knowledge of its officers that are directly responsible for the management of the Loans with Borrowers, FCC shall not otherwise be required to determine whether the applicable conditions precedent set forth in
                  Section 10 hereof have been satisfied or the requested Revolving Credit Loan would exceed the amount of Availability on the funding date applicable thereto prior to making, in its sole discretion, any SwingLine Loan. On each Settlement Date, or, if earlier, upon demand by Agent or FCC for payment thereof, the then outstanding SwingLine Loans shall be immediately due and payable. Borrowers shall be deemed to have requested Revolving Credit Loans to be made on each Settlement Date in the amount of all outstanding SwingLine Loans and the proceeds of such Revolving Credit Loans shall be applied to the repayment of such SwingLine Loans. Agent shall notify the Lenders of the outstanding balance of Revolving Credit Loans prior to 1:00 p.m. (Eastern Time) on each Settlement Date and each Lender shall deposit with Agent an amount equal to its Pro Rata share of the amount of Revolving Loans deemed requested in immediately available funds not later than 4:00 p.m. (Eastern Time) on such Settlement Date, and without regard to whether any Default or Event of Default exists or any of the conditions in Section 10 are not satisfied. If any SwingLine Loan is not repaid on the due date thereof, then on the second Business Day after FCC's request each Lender (other than FCC) shall purchase a participating interest in such SwingLine Loan in an amount equal to its Pro Rata share of such SwingLine Loan by transferring to FCC, in immediately available funds, the amount of such participation, without duplication for any payment previously made. The proceeds of SwingLine Loans may be used solely for purposes for which Revolving Credit Loans generally may be used in accordance with Section 1.1.3 hereof. If any amounts received by FCC in respect of any SwingLine Loans are later required to be returned or repaid by FCC to any or all Borrowers or any other Guarantor or their respective representatives or successors-in-interest, whether by court order, settlement or otherwise, the other Lenders shall, upon demand by FCC with notice to Agent, pay to Agent for the account of FCC and Agent shall, upon receipt thereof, pay to FCC, an amount equal to each other Lender's Pro Rata share of all such amounts required to be returned by FCC.

                  3.1.4 Disbursement. Borrowers hereby irrevocably authorize Agent to disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, pursuant to subsections 3.1.1 and 3.1.5 as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(i) shall be disbursed by Agent in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrowers, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrowers and Agent from time to time or elsewhere if pursuant to a written direction from Borrowers; and (ii) the proceeds of each Revolving Credit Loan requested under subsections 3.1.1(ii) or 3.1.5 shall be disbursed by Agent by way of direct payment of the relevant interest or other Obligation.

                  3.1.5 Authorization. Borrowers hereby irrevocably authorize Agent, in Agent's sole discretion, to advance to Borrowers, and to charge to Borrowers' Loan Account hereunder as a Base Rate Advance, a sum sufficient to pay all interest accrued on the Obligations during the immediately preceding month and to pay all costs, fees and expenses at any time owed by Borrowers to Agent or any Lender hereunder.

                  3.1.6 LIBOR Advances. Notwithstanding the provisions of subsection 3.1.1, in the event Borrowers desire to obtain a LIBOR Advance, Borrowers shall give Agent prior, written, irrevocable notice no later than 11:00 A.M. Eastern Time on the third (3rd) Business Day prior to the requested borrowing date specifying (i) Borrowers' election to obtain a LIBOR Advance,
(ii) the date of the proposed borrowing (which shall be a Business Day) and
(iii) the amount to be borrowed, which amount shall be in a minimum principal amount of $1,000,000 and may increase in integral multiples of $1,000,000. In no event shall Borrowers be permitted to have outstanding at any one time LIBOR Advances with more than eight (8) different Interest Periods.

                  3.1.7 Conversion of Base Rate Advances. Provided that no Default or Event of Default has occurred which is then continuing, Borrowers may, on any Business Day, convert any Base Rate Advance into a LIBOR Advance. If Borrowers desire to convert a Base Rate Advance, Borrowers shall give Agent not less than three (3) Business Days' prior written notice (prior to 11:00 A.M. Eastern Time on such Business Day), specifying the date of such conversion and the amount to be converted. Each conversion into or conversion of a LIBOR Advance shall be in a minimum principal amount of $1,000,000 and may increase in integral multiples of $1,000,000 in excess thereof. After giving effect to any conversion of Base Rate Advances to LIBOR Advances, Borrowers shall not be permitted to have outstanding at any one time LIBOR Advances with more than eight (8) different Interest Periods.

                  3.1.8 Continuation of LIBOR Advances. Borrowers shall have the right on three (3) Business Days' prior irrevocable written notice given to Agent by Borrowers (prior to 11:00 A.M. Eastern Time on such Business Day), subject to the provisions hereof, to continue any LIBOR Advance into a subsequent Interest Period of the same or a different permitted duration, in each case subject to the satisfaction of the following conditions:

                        (i) in the case of a continuation of less than all LIBOR
                  Advances, the LIBOR Advances continued shall each be in a minimum principal amount of $1,000,000 and may increase in integral multiples of $1,000,000; and

                        (ii) no LIBOR Advance (or portion thereof) may be
                  continued as a LIBOR Advance if a Default has occurred which is then continuing or if, after giving effect to such continuation, Borrowers shall have outstanding more than eight
                  (8) separate LIBOR Advances in the aggregate.

      If Borrowers shall fail to give timely notice of its election to continue any LIBOR Advance or portion thereof as provided above, or if such continuation shall not be permitted, such LIBOR Advance or portion thereof, unless such LIBOR Advance shall be repaid, shall automatically be converted into a Base Rate Advance at the end of the Interest Period then in effect with respect to such LIBOR Advance.

                  3.1.9 Inability to Make LIBOR Advances. Notwithstanding any other provision hereof, if any applicable law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender (for purposes of this subsection 3.1.9, the term "Lender" shall include the office or branch where any Lender or any corporation or bank then controlling any Lender makes or maintains any LIBOR Advances) to make or maintain its LIBOR Advances, or if with respect to any Interest Period, Agent is unable to determine the LIBOR relating thereto, or adverse or unusual conditions in, or changes in applicable law relating to, the London interbank market make it, in the reasonable judgment of such Lender, impracticable to fund therein any of the LIBOR Advances, or make the projected LIBOR unreflective of the actual costs of funds therefor to such Lender, the obligation of such Lender to make LIBOR Advances hereunder shall forthwith be suspended during the pendency of such circumstances and Borrowers shall, if any affected LIBOR Advances are then outstanding, promptly upon request from such Lender, convert such affected LIBOR Advances into Base Rate Advances.

            3.2 Payments. The Obligations shall be payable as follows (in the event that the following provisions conflict with any notes or other instruments issued to evidence the Obligations, the following provisions shall govern and control):

                  3.2.1 Principal. Principal payable on account of Revolving Credit Loans shall be payable by Borrowers to the Agent for the account of each Lender immediately upon the earliest of (i) the receipt by the Agent or any Lender or Borrower of any proceeds of any of the Collateral other than Equipment permitted to be replaced under subsection 7.4.2(ii) hereof, to the extent of said proceeds, (ii) the occurrence of an Event of Default which results in the acceleration of the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 5 hereof; provided, however, that if an Overadvance shall exist at any time, Borrowers shall, on demand by Agent, repay the Overadvance. Each payment (including principal prepayment) by Borrowers on account of principal of the Revolving Credit Loans shall be applied first to Base Rate Advances, then to LIBOR Advances.

                  3.2.2 Interest. Interest accrued on the Revolving Credit Loans shall be due on the earliest of (i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (ii) the occurrence of an Event of Default which results in the acceleration of the maturity and payment of the Obligations or (iii) termination of this Agreement pursuant to Section 5 hereof.

                  3.2.3 Costs, Fees and Charges. Costs, fees and charges payable pursuant to this Agreement shall be payable by Borrowers as and when provided in
Section 2 hereof or upon demand, to the Agent for the account of each Lender or to any other Person designated by the Agent in writing.

                  3.2.4 Other Obligations. The balance of the Obligations (exclusive of the Obligations set forth in subsections 3.2.1, 3.2.2 and 3.2.3 above) requiring the payment of money, if any, shall be payable by Borrowers to the Agent for the account of each Lender or to such other Person as and when provided in this Agreement, the Other Agreements or the Security Documents, or on demand, whichever is later.

                  3.2.5 Prepayment of LIBOR Advances. Borrowers may prepay a LIBOR Advance only upon at least three (3) Business Days prior written notice to Agent (which notice shall be irrevocable), and any such prepayment shall occur only on the last day of the Interest Period for such LIBOR Advance. Borrowers shall pay to Agent, upon request of Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of Agent) to compensate Lenders for any loss, cost, or expense incurred as a result of: (i) any payment of a LIBOR Advance on a date other than the last day of the Interest Period for such Loan;
(ii) any failure by Borrowers to borrow a LIBOR Advance on the date specified by Borrowers' written notice; or (iii) any failure by Borrowers to pay a LIBOR Advance on the date for payment specified in Borrowers' written notice. Without limiting the foregoing, Borrowers shall pay to Lenders a "yield maintenance fee" in an amount computed as follows: the current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the Interest Period chosen pursuant to the LIBOR Advance as to which the prepayment is made, shall be subtracted from the LIBOR in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the Interest Period chosen pursuant to the LIBOR Advance as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above-referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the LIBOR Advance as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to Lenders upon the prepayment of a LIBOR Advance. If by reason of an Event of Default, Lenders elect to declare the Obligations to be immediately due and payable, then any yield maintenance fee with respect to a LIBOR Advance shall become due and payable in the same manner as though the Borrowers had exercised such right of prepayment.

            3.3 Mandatory Prepayments.

                  3.3.1 Proceeds of Sale, Loss, Destruction or Condemnation of Collateral. Except as provided in subsection 7.4.2 hereof, if any of the Collateral is lost or destroyed or taken by condemnation, Borrowers shall pay to Agent for the account of each Lender, unless otherwise agreed by Lenders, as and when received by Borrowers and as a mandatory prepayment of the Revolving Loan, as determined by Agent, a sum equal to the proceeds (including insurance payments) received by Borrowers from such loss, destruction or condemnation.

            3.4 Application of Payments and Collections. All items of payment received by Agent for the account of each Lender by 12:00 noon, Eastern time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 12:00 noon, Eastern time, on any Business Day shall be deemed received on the following Business Day. Borrowers irrevocably waive the right to direct the application of any and all payments and collections at any time or times hereafter received by Agent or Lenders from or on behalf of Borrowers, and Borrowers do hereby irrevocably agree that Agent and Lenders shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lenders or Agent against the Obligations, in such manner as Agent or Lenders may deem advisable, notwithstanding any entry by Agent or Lenders upon any of their respective books and records. If as the result of collections of Accounts as authorized by subsection 7.2.6 hereof a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrowers, but shall be available to Borrowers at any time or times for so long as no Default or Event of Default exists.

            3.5 All Loans to Constitute One Obligation. The Loans and LC Guaranties shall constitute one general Obligation of Borrower, and shall be secured by Agent's Lien upon all of the Collateral.

            3.6 Loan Account. Agent on behalf of each Lender shall enter all Loans as debits to the Loan Account and shall also record in the Loan Account all payments made by Borrowers on any Obligations and all proceeds of Collateral which are finally paid to Agent for the account of each Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses chargeable to Borrowers under this Agreement and the other Loan Documents.

            3.7 Statements of Account. Agent will account to Borrowers monthly with a statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by Agent shall be deemed final, binding and conclusive upon Borrowers unless Agent is notified by Borrowers in writing to the contrary within thirty (30) days of the date each accounting is mailed to Borrowers. Such notice shall only be deemed an objection to those items specifically objected to therein.

            3.8 Increased Costs. If any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) adopted after the date of this Agreement and having general applicability to all banks within the jurisdiction in which any Lender operates (excluding, for the avoidance of doubt, the effect of and phasing in of capital requirements or other regulations or guidelines passed prior to the date of this Agreement), or any interpretation or application thereof by any governmental authority charged with the interpretation or application thereof, or the compliance of any Lender therewith, shall:

                  (i) (1) subject any Lender to any tax with respect to this
            Agreement (other than (a) any tax based on or measured by net income or otherwise in the nature of a net income tax, including, without limitation, any franchise tax or any similar tax based on capital, net worth or comparable basis for measurement and (b) any tax collected by a withholding on payments and which neither is computed by reference to the net income of the payee nor is in the nature of an advance collection of a tax based on or measured by the net income of the payee) or (2) change the basis of taxation of payments to any Lender of principal, fees, interest or any other amount payable hereunder or under any Loan Documents (other than in respect of (a) any tax based on or measured by net income or otherwise in the nature of a net income tax, including, without limitation, any franchise tax or any similar tax based on capital, net worth or comparable basis for measurement and (b) any tax collected by a withholding on payments and which neither is computed by reference to the net income of the payee nor is in the nature of an advance collection of a tax based on or measured by the net income of the payee);

                  (ii) impose, modify or hold applicable any reserve (except any reserve taken into account in the determination of the applicable LIBOR), special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of any Lender, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

                  (iii) impose on any Lender or the London interbank market any other condition with respect to any Loan Document;

and the result of any of the foregoing is to increase the cost to any Lender of making, renewing or maintaining Loans hereunder by an amount that Required Lenders deem to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Loans by an amount that Required Lenders deem to be material, then, in any such case, Borrowers shall pay Agent for the account of each such Lender, upon demand and certification not later than sixty (60) days following its receipt of notice of the imposition of such increased costs, such additional amount as will compensate any such Lender for such additional cost or such reduction, as the case may be, to the extent such Lender has not otherwise been compensated, with respect to a particular Loan, for such increased cost as a result of an increase in the Base Rate or LIBOR. An officer of each such Lender shall determine the amount of such additional cost or reduced amount using reasonable averaging and attribution methods and shall certify the amount of such additional cost or reduced amount to Agent and Borrowers, which certification shall include a written explanation of such additional cost or reduction to Agent and Borrowers. Such certification shall be conclusive absent manifest error. If any Lender claims any additional cost or reduced amount pursuant to this Section 3.8, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different lending office or to file any certificate or document reasonably requested by Borrowers if the making of such designation or filing would avoid the need for, or reduce the amount of, any such additional cost or reduced amount and would not, in the sole discretion of Required Lenders, be otherwise disadvantageous to such Lender.

            3.9 Basis for Determining Interest Rate Inadequate or Unfair. In the event that Agent shall have determined that:

                  (i) reasonable means do not exist for ascertaining the LIBOR for any Interest Period; or

                  (ii) Dollar deposits in the relevant amount and for the
            relevant maturity are not available in the London interbank market with respect to a proposed LIBOR Advance, or a proposed conversion of a Base Rate Advance into a LIBOR Advance; then

Agent shall give Borrowers prompt written, telephonic or electronic notice of the determination of such effect. If such notice is given, (i) any such requested LIBOR Advance shall be made as a Base Rate Advance, unless Borrowers shall notify Agent no later than 10:00 A.M. (Eastern Time) two (2) Business Days prior to the date of such proposed borrowing that the request for such borrowing shall be canceled or made as an unaffected type (if any) of LIBOR Advance, and
(ii) any Base Rate Advance which was to have been converted to an affected type of LIBOR Advance shall be continued as or converted into a Base Rate Advance, or, if Borrowers shall notify Agent, no later than 10:00 A.M. (Eastern Time) two
(2) Business Days prior to the proposed conversion, shall be maintained as an unaffected type (if any) of LIBOR Advance.

            3.10 Borrowers' Representative. Borrowers hereby irrevocably appoint UNF, and UNF agrees to act under this Agreement, as the agent and representative of itself and the other Borrowers for all purposes under this Agreement, including requesting Loans, selecting whether any Loan or portion thereof is to bear interest as a Base Rate Advance or a LIBOR Advance, and receiving account statements and other notices and communications to Borrowers (or any of them) from Agent or Lenders and sending notices to Agent or Lenders. Agent and Lenders may rely, and shall be fully protected in relying, on any notice of borrowing, or of conversion/continuation, disbursement instructions, reports, information or any other notice or communication made or given by UNF, whether in its own name, or on behalf of the Borrowers, and neither Agent nor any Lender shall have any obligation to make any inquiry or request any confirmation from or on behalf of any Borrower as to the binding effect on Borrowers of any such request, instruction, report, information, notice or communication, nor shall the joint and several character of Borrowers' liability for the Loans be affected, provided that the provisions of this
      Section 3.10 shall not be construed so as to preclude any Borrower from directly requesting Loans or taking other actions permitted to be taken by "a Borrower" hereunder. Agent and Lenders may maintain a single Loan Account in the name of UNF hereunder, and each Borrower expressly agrees to such arrangement and confirms that such arrangement shall have no effect on the absolute, unconditional and joint and several character of such Borrower's liability for the Obligations.

SECTION 4. PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC

            4.1 Payments.

                  4.1.1 Payment of Principal and Interest. Except to the extent otherwise provided in this Agreement, all payments of principal, interest, and other amounts to be made by the Borrowers under this Agreement and the Notes, and, except to the extent otherwise provided therein, all payments to be made by the Borrowers under any other Loan Document, shall be made in Dollars, in immediately available funds, without counterclaim or setoff and free and without deduction or withholding for any taxes or any other payments, to the Agent at account number 9369337579 at the Bank or at any other account designated in writing by the Agent ("Payment Account"), not later than 1:00 p.m. Eastern Time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Borrowers authorize the Agent to debit such account for all such payments.

                  4.1.2 Agent Authorized To Debit Borrowers' Account. If any payment owing to any Lender or Agent by Borrowers is not made when due (beyond any applicable grace period), each Lender or Agent may (but shall not be obligated to) debit the amount of any such payment to any ordinary deposit account of such Borrowers with such Lender or Bank (with notice to such Borrowers and the Agent).

                  4.1.3 Application of Payment. Borrowers shall, at the time of making each payment under this Agreement or any Note for account of any Lender specify to the Agent (which shall so notify the intended recipient(s) thereof) the amount payable on the Loans, or other amounts payable by such Borrowers hereunder to which such payment is to be applied (and in the event that the Borrowers fail to so specify, or if an Event of Default has occurred and is continuing, the Agent may distribute such payment to the Lenders for application in such manner as it may determine to be appropriate).

                  4.1.4 Payment Received By Lender. Each payment received by the Agent under this Agreement or any Note for account of any Lender shall be paid by the Agent promptly to such Lender, in immediately available funds, for account of such Lender's Applicable Lending Office for the Loan or other Obligation in respect of which such payment is made.

                  4.1.5 No Right of Offset By Borrowers. All payments by the Borrowers hereunder and under any of the other Loan Documents shall be made without recoupment, setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrowers are compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrowers with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrowers will pay to the Agent, for the account of the Lenders or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Agent to receive the same net amount which the Lenders or the Agent would have received on such due date had no such obligation been imposed upon the Borrowers. The Borrowers will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrowers hereunder or under such other Loan Document.

            4.2 Pro Rata Treatment. Except to the extent otherwise provided herein:

                  (i) each borrowing of Loans from the Lenders shall be made from the Lenders, and each termination or reduction of the amount of the Revolving Credit Commitments shall be applied to the respective Revolving Credit Commitments of the Lenders, on a Pro Rata basis according to the amounts of their respective Revolving Credit Commitments;

                  (ii) except as otherwise provided in Section 3 hereof, LIBOR
            Advances having the same Interest Period shall be allocated on a Pro Rata basis among the Lenders according to the amounts of their respective Revolving Credit Commitments (in the case of the making of Loans) or their respective Revolving Credit Loans (in the case of conversions and continuations of Loans);

                  (iii) each payment or prepayment of principal of Revolving
            Credit Loans by any Borrower shall be made for account of the Lenders on a Pro Rata basis in accordance with the respective unpaid principal amounts of the Loans made to such Borrower held by them; and

                  (iv) each payment of interest on Revolving Credit Loans by any
            Borrower shall be made for account of the Lenders on a Pro Rata basis in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

Notwithstanding anything to the contrary contained herein, to the extent there shall then be outstanding any SwingLine Loans, and any sums shall be due and payable thereunder, then the first priority of any payment for the account of Borrowers (then owing any sum under one or more SwingLine Loans) received by Agent or FCC at the time such payment is so received shall be to apply such payment on account of the sums then due and owing on such SwingLine Loans, in such order as the FCC shall determine.

            4.3 Allocation of Payments from Borrowers. All monies to be applied to the Obligations, whether such monies represent voluntary payments by any Borrower or any Guarantor or are received pursuant to demand for payment or realized from any disposition of Collateral, shall be allocated among Agent and such of the Lenders as are entitled thereto (and, with respect to monies allocated to Lenders, on a Pro Rata basis unless otherwise provided herein): (i) first, to Agent to pay principal and accrued interest on any portion of the Revolving Credit Loans which Agent may have advanced on behalf of any Lender in accordance with the terms of this Agreement and for which Agent has not been reimbursed by such Lender or Borrowers; (ii) second, to FCC to pay the principal and accrued interest on any portion of the SwingLine Loans outstanding, to be shared with Lenders that have acquired a participating interest in such SwingLine Loans; (iii) third, to FCC to pay the principal amount of and any accrued interest on any payment made by FCC under a Letter of Credit or LC Guaranty to the extent that FCC has not been reimbursed in full and has not received from each Participating Lender a participation payment as required by Section 1.3.2 hereof; (iv) fourth, to Agent and FCC to pay the amount of expenses that have not been reimbursed to Agent or FCC by Borrowers or Lenders, together with interest accrued thereon at the rate applicable to Revolving Credit Loans that are Base Rate Advances; (v) fifth, to Agent to pay any amount payable under the indemnification provisions hereof that has not been paid to Agent by Borrowers or Lenders and to Lenders on a Pro Rata basis for any amount payable under the indemnification provisions hereof that they have paid to Agent and any expenses that they have reimbursed to Agent, together with interest accrued thereon at the rate applicable to Revolving Credit Loans that are Base Rate Advances; (vi) sixth, to Agent to pay any fees due and payable to Agent, to the extent that Lenders have not been reimbursed by Borrowers therefor; (vii) seventh, to the Participating Lenders to pay principal and interest on their participations in the LC Amount outstanding (or, to the extent any of the LC Amount is contingent and an Event of Default then exists, deposited in a cash collateral account to provide security for the payment of the LC Amount); and (viii) eighth, to Lenders in payment of the accrued interest and unpaid principal in respect of the Revolving Credit Loans and any other Obligations then outstanding to be shared among Lenders on a Pro Rata basis, or on such other basis as may be agreed upon in writing by Lenders (which agreement or agreements may be entered into without notice to or the consent or approval of Borrowers). The allocations set forth in this Section 4.3 are solely to determine the rights and priorities of Agent and Lenders as among themselves and may be changed by Agent and Lenders without notice to or the consent or approval of Borrowers or any other Person.

            4.4 Non-Receipt of Funds by the Agent; Delinquent Lenders.

                  4.4.1 Non-Receipt of Funds. Unless the Agent shall have been notified by a Lender or a Borrower (the "Payor") prior to the date on which the Payor is to make payment to the Agent of (in the case of a Lender) the proceeds of a Loan to be made by such Lender hereunder or (in the case of the Borrowers) a payment to the Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Agent and the Agent has made the payment to the recipient(s), the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date") such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, provided that if neither the recipient(s) nor the Payor shall return the Required Payment to the Agent within three (3) Business Days of the date of the notice from the Agent, then the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

                        (i) if the Required Payment shall represent a payment to
                  be made by Borrowers to the Lenders, Borrowers and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required

                  Payment at the Default Rate (without duplication of the obligation of the Borrowers under Section 2.1 hereof to pay interest on the Required Payment at the Default Rate), it being understood that the return by the recipient(s) of the Required Payment to the Agent shall not limit such obligation of Borrowers under said Section 2.1 to pay interest at the Default Rate in respect of the Required Payment; and

                        (ii) if the Required Payment shall represent proceeds of
                  a Loan to be made by the Lenders to Borrowers, the Payor and Borrowers shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment pursuant to Section 2.1 hereof (without duplication of the obligation of Borrowers under Section 2.1 hereof to pay interest on the Required Payment), it being understood that the return by Borrowers of the Required Payment to the Agent shall not limit any claim Borrowers may have against the Payor in respect of such Required Payment.

                  4.4.2 Delinquent Lenders. If for any reason any Lender shall fail or refuse to abide by its obligations under this Loan Agreement, including, without limitation, its obligation to make available to Agent its share of any Revolving Credit Loans, expenses, or setoff (a "Delinquent Lender"), any non-delinquent Lender shall have the right, but not the obligation, in its respective, sole and absolute discretion, to acquire (x) for no cash consideration (pro rata, based on the respective Commitments of those Lenders electing to exercise such right) the Delinquent Lender's Commitment to fund future Revolving Credit Loans; and (y) for consideration equal to the amount of the outstanding Revolving Credit Loans from such Lender (pro rata, based on the respective Commitments of those Lenders electing to exercise such right) the Delinquent Lender's rights with respect to outstanding Revolving Credit Loans (the rights purchased under clauses (x) and (y), the "Purchased Rights"), but only if, in the aggregate, all of the Delinquent Lender's rights with respect to outstanding Revolving Credit Loans and Commitments are acquired hereunder by one or more non-delinquent Lender(s). Upon any such purchase of the pro rata share of any Delinquent Lender's Purchased Rights, the Delinquent Lender's rights with respect to outstanding Revolving Credit Loans, Commitment, share in future Revolving Credit Loans, and rights under the Loan Documents with respect thereto shall terminate on the day of purchase (other than indemnification rights that survive termination of the Commitments under Section 13.2 hereof and rights to receive accrued but unpaid interest and fees through the date of purchase), and the Delinquent Lender shall promptly execute all documents reasonably requested to surrender and transfer such interests (other than indemnification rights that survive termination of the Commitments under Section 13.2 hereof and rights to receive accrued but unpaid interest and fees through the date of purchase), including, if so requested, a Notice of Assignment (provided that the assignment fee in connection with such Notice of Assignment shall not be charged).

            4.5 Withholding Tax Exemption. At least five (5) Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States or any state thereof agrees that it will deliver to Borrowers and Agent two (2) duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such

      Lender is entitled to receive payment under this Agreement and its Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to Borrowers and Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires (currently, three (3) successive calendar years for Form 1001 and one (1) calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Borrowers or Agent, in each case, certifying that such Lender is entitled to receive payments under this Agreement and its Notes without deduction or withholding of any United States federal income taxes, unless an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required that renders all such forms inapplicable or that would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises Borrowers and Agent that it is not capable or receiving payments without any deduction or withholding of United States federal income taxes.

SECTION 5. TERM AND TERMINATION

            5.1 Term of Agreement. Subject to Lenders' right to cease making Loans to Borrowers upon or after the occurrence of any Default or Event of Default or failure to satisfy one or more of the conditions precedent in
      Section 10 hereof, this Agreement shall be in effect for a period commencing on the date hereof, through and including June 30, 2005 (the "Maturity Date").

            5.2 Termination.

                  5.2.1 Termination by Lenders. This Agreement shall terminate on the Maturity Date and Required Lenders may terminate this Agreement without notice upon or after the occurrence of an Event of Default.

                  5.2.2 Termination by Borrowers. Upon at least ninety (90) days prior written notice to Agent, Borrowers may, at their option, terminate this Agreement; provided, however, no such termination shall be effective until Borrowers have paid all of the Obligations in immediately available funds and all Letters of Credit and LC Guaranties have expired or have been cash collateralized to the satisfaction of Agent, FCC and the Required Lenders. Any notice of termination given by Borrowers shall be irrevocable unless Agent and the Required Lenders otherwise agree in writing, and Lenders shall have no obligation to make any Loans and FCC shall have no obligation to issue or procure any Letters of Credit or LC Guaranties on or after the termination date stated in such notice. Borrowers may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly.

                  5.2.3 Effect of Termination. All of the Obligations shall be immediately due and payable upon the Maturity Date or, if earlier, the termination date stated in any notice of termination of this Agreement or upon the action taken by the Required Lenders under subsection 5.2.1. All undertakings, agreements, covenants, warranties and representations of

Borrowers contained in the Loan Documents shall survive any such termination and Agent shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents for itself and the Pro Rata benefit of the Lenders notwithstanding such termination until Borrowers have paid the Obligations to Agent for the account of each Lender, in full, in immediately available funds. Notwithstanding the payment in full of the Obligations, Agent shall not be required to terminate its security interests in the Collateral unless, with respect to any loss or damage Agent may incur as a result of dishonored checks or other items of payment received by Agent from Borrowers or any Account Debtor and applied to the Obligations, Agent shall, at its option,
(i) have received a written agreement, executed by Borrowers and by any Person whose loans or other advances to Borrowers are used in whole or in part to satisfy the Obligations, indemnifying Agent and Lenders from any such loss or damage; or (ii) have retained such cash collateral and Liens thereon for such period of time as Agent, in its reasonable discretion, may deem necessary to protect Agent and Lenders from any such loss or damage.

SECTION 6. SECURITY INTERESTS

            6.1 Security Interest in Collateral. To secure the prompt payment and performance of all of the Obligations, Borrowers hereby grant to Agent for the benefit of itself as Agent and for the Pro Rata benefit of each Lender a continuing Lien upon all of each Borrower's assets, including all of the following Property and interests in Property of each Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                  (i) Accounts;

                  (ii) Certificated Securities;

                  (iii) Chattel Paper;

                  (iv) Computer Hardware and Software and all rights with
            respect thereto, including, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

                  (v) Contract Rights;

                  (vi) Deposit Accounts;

                  (vii) Documents;

                  (viii) Equipment;

                  (ix) Financial Assets;

                  (x) Fixtures;

                  (xi) General Intangibles, including Payment Intangibles and
            Software;

                  (xii) Goods (including all of its Equipment, Fixtures and
            Inventory), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

                  (xiii) Instruments;

                  (xiv) Intellectual Property;

                  (xv) Inventory;

                  (xvi) Investment Property;

                  (xvii) money (of every jurisdiction whatsoever);

                  (xviii) Letter-of-Credit Rights;

                  (xix) Payment Intangibles;

                  (xx) Security Entitlements;

                  (xxi) Software;

                  (xxii) Supporting Obligations;

                  (xxiii) Uncertificated Securities; and

                  (xxiv) to the extent not included in the foregoing, all other personal property of any kind or description;

together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing; provided that to the extent that the provisions of any lease or license of Computer Hardware and Software or Intellectual Property expressly prohibit (which prohibition is enforceable under applicable law) any assignment thereof, and the grant of a security interest therein, Agent will not enforce its security interest in Borrowers' rights under such lease or license (other than in respect of the Proceeds thereof) for so long as such prohibition continues, it being understood that upon request of Agent Borrowers will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of Agent for the account of each Lender (and to Agent's enforcement of such security interest for the account of each Lender) in Borrower's rights under such lease or license.

            6.2 Other Collateral.

                  6.2.1 Commercial Tort Claims. Borrowers shall promptly notify Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the Closing Date against any third party and, upon request of Agent, promptly enter into an amendment to this Agreement and do such other acts or things deemed appropriate by Agent to give Agent, for the Pro Rata benefit of the Lenders a security interest in any such Commercial Tort Claim.

                  6.2.2 Other Collateral. Borrowers shall promptly notify Agent in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights or Electronic Chattel Paper and, upon the request of Agent, promptly execute such other documents, and do such other acts or things deemed appropriate by Agent to deliver to Agent for the Pro Rata benefit of the Lenders control with respect to such Collateral; promptly notify Agent in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Documents or Instruments and, upon the request of Agent, will promptly execute such other documents, and do such other acts or things deemed appropriate by Agent to deliver to Agent possession of such Documents which are negotiable and Instruments, and, with respect to nonnegotiable Documents, to have such nonnegotiable Documents issued in the name of Agent for the Pro Rata benefit of the Lenders; and with respect to Collateral in the possession of a third party, other than Certificated Securities and Goods covered by a Document and obtain an acknowledgement from the third party that it is holding the Collateral for the benefit of Agent and the Lenders.

            6.3 Lien Perfection; Further Assurances. Borrowers shall execute such UCC-1 financing statements as are required by the UCC and such other instruments, assignments or documents as are necessary to perfect Agents' Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Agents' Lien upon the Collateral. Unless prohibited by applicable law, Borrowers hereby irrevocably authorize Agent to execute and file any such financing statements, including, without limitation, financing statements that indicate the Collateral (i) as all assets of Borrowers or words of similar effect, or (ii) as being of an equal or lesser scope, or with greater or lesser detail, than as set forth in Section 6.1, on Borrowers' behalf. Borrowers also hereby ratify their authorization for Agent to have filed in any jurisdiction any like financing statements or amendments thereto if filed prior to the date hereof. The parties agree that a photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Agent's request, Borrowers shall also promptly execute or cause to be executed and shall deliver to Agent any and all documents, instruments and agreements deemed necessary by Agent to give effect to or carry out the terms or intent of the Loan Documents.

            6.4 Lien on Realty. The due and punctual payment and performance of the Obligations shall also be secured by the Liens created by the Mortgages upon all Real Property of Borrowers or Guarantors. The Mortgages shall be executed by the respective Borrowers or Guarantors as the case may be in favor of Agent for the Pro Rata benefit of Lenders and shall be duly recorded, at Borrowers' expense, in each office where such recording is required to constitute a fully perfected first priority Lien on the Real Property covered thereby. Borrowers shall deliver to Agent, at Borrower's expense, mortgagee title insurance policies issued by a title insurance company satisfactory to Agent, which policies shall be in form and substance satisfactory to Agent and shall insure a valid, first lien in favor of Agent, for the Pro Rata Benefit of the Lenders on the Real Property covered thereby, subject only to those exceptions acceptable to Agent. Borrower shall deliver to Agent such other documents, including, without limitation, as-built plans from ALTA surveys of the Real Property, as Agent may request relating to the Real Property subject to the mortgages.

      To the extent the covenants of the Borrowers and Guarantors pursuant to this Section 6.4 have not been completed as of the Closing Date, the Borrowers and Guarantors shall (a) execute Mortgages in favor of Agent and cause such Mortgages to be duly recorded as Borrower's expense, in each office where such recording is required to constitute a fully perfected first priority lien on the Real Property covered thereby and (b) expend commercially reasonable best efforts to complete all such other covenants set forth in Section 6.4 in each case, no later than sixty (60) days after the Closing Date. With respect to any Real Property subsequently acquired by the Borrowers or Guarantors, the covenants of this Section 6.4 shall be completed within thirty (30) days of the date of acquisition. The foregoing provision relating to after acquired Real Property shall not be deemed an implicit limitation or waiver of any covenants or restrictions under this Agreement applicable to the acquisition of Real Property by the Borrowers or Guarantors.

SECTION 7. COLLATERAL ADMINISTRATION

            7.1 General.

                  7.1.1 Location of Collateral. All Collateral, other than Inventory in transit and motor vehicles, will at all times be kept by Borrowers and their Subsidiaries at one or more of the business locations set forth in Exhibit C hereto and shall not, without the prior written approval of Agent, be moved therefrom except, prior to an Event of Default and Lenders' acceleration of the maturity of the Obligations in consequence thereof, for (i) sales of Inventory in the ordinary course of business; and (ii) removals in connection with dispositions of Equipment that are authorized by subsection 7.4.2 hereof.

                  7.1.2 Insurance of Collateral. Borrowers shall maintain and pay for insurance upon all Collateral wherever located and with respect to Borrowers' business, covering casualty, hazard, public liability and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Agent. Borrowers shall deliver the originals of such policies to Agent with satisfactory lender's loss payable endorsements, naming Agent for the Pro Rata benefit of Lenders as loss payee, mortgagee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than thirty (30) days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Lenders shall not be impaired or invalidated by any act or neglect of Borrowers or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If

Borrowers fail to provide and pay for such insurance, Agent may, at its option, but shall not be required to, procure the same and charge Borrowers therefor. Borrowers agree to deliver to Agent, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies.

                  7.1.3 Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by Borrowers. If Borrowers fail to promptly pay any portion thereof when due, Agent or any Lender may, at its option, but shall not be required to, pay the same and charge Borrowers therefor. Neither Agent nor any Lender shall be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Agent's or any Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrowers' sole risk.

            7.2 Administration of Accounts.

                  7.2.1 Records, Schedules and Assignments of Accounts. Each Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Agent on such periodic basis as Agent shall request a sales and collections report for the preceding period, in form satisfactory to Agent. On or before the twentieth (20th) day of each month from and after the date hereof, Borrowers shall deliver to Agent, in form acceptable to Agent, a detailed, aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts"), and, upon Agent's request therefor, copies of proof of delivery and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Agent shall reasonably request. In addition, if Accounts in an aggregate face amount in excess of $250,000.00 become ineligible because they fall within one of the specified categories of ineligibility set forth in the definition of Eligible Accounts or otherwise established by Agent, Borrowers shall notify Agent of such occurrence on the first Business Day following such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence. If requested by Agent, Borrowers shall execute and deliver to Agent for the Pro Rata benefit of Lenders formal written assignments of all of the Accounts weekly or daily, which shall include all Accounts that have been created since the date of the last assignment, together with copies of invoices or invoice registers related thereto.

                  7.2.2 Discounts, Allowances, Disputes. If Borrowers grant any discounts, allowances or credits that are not shown on the face of the invoice for the Account involved, Borrowers shall report such discounts, allowances or credits, as the case may be, to Agent as part of the next required Schedule of Accounts. If any amounts due and owing in excess of $250,000.00 are in dispute between Borrowers and any Account Debtor, Borrowers shall provide Agent with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy. Upon and after the occurrence of an Event of Default, Agent shall have the right to settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of the Accounts upon such terms and conditions as Agent may deem advisable, and to charge the deficiencies, costs and expenses thereof, including attorney's fees, to Borrowers.

                  7.2.3 Taxes. If an Account includes a charge for any tax payable to any governmental taxing authority, Agent is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of Borrowers and to charge Borrowers therefor, provided, however, that Agent shall not be liable for any taxes to any governmental taxing authority that may be due by Borrowers.

                  7.2.4 Account Verification. Whether or not a Default or an Event of Default has occurred, any of Agent's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Agent, any designee of such Agent, or Borrowers, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, electronic communication or otherwise. Borrowers shall cooperate fully with Agent in an effort to facilitate and promptly conclude any such verification process.

                  7.2.5 Maintenance of Cash Management System. Borrowers shall maintain a cash management system acceptable to Agent with such banks as may be selected by Borrowers and be acceptable to Agent. All depository accounts in Borrower's cash management system and funds deposited in any deposit accounts shall be subject to the first priority lien of Agent for the Pro Rata account of Lenders and Borrowers shall obtain the agreement by such banks in favor of Agent for the account of Lenders as may be necessary or appropriate for Agent to obtain a perfected first priority Lien therein. On the Closing Date, Borrowers shall establish and maintain a Dominion Account pursuant to a lockbox arrangement acceptable to Agent with such banks as may be selected by Borrowers and be acceptable to Agent. Borrowers shall issue to any such banks an irrevocable letter of instruction directing such banks to deposit all payments or other remittances received in the lockbox to the Dominion Account and to comply with Agent's notice, given at any time and from time to time in its discretion (or when directed by the Required Lenders), directing such banks to transfer all such payments and remittances to the Payment Account for application on account of the Obligations; provided, however, that Borrowers acknowledge and agree that if at any time Availability is less than $10,000,000 and within ten (10) days of such occurrence Borrowers fail to provide or are unable to provide Availability projections demonstrating, to the satisfaction of the Required Lenders, that within sixty (60) days Availability will increase to be in excess of $10,000,000 and continue thereafter to exceed such amount, Agent shall give the foregoing notice to such banks to transfer all payments and remittances to the Payment Account. All funds deposited in the Dominion Account shall immediately become the property of Agent for the account of Lenders and Borrowers shall obtain the agreement by such banks in favor of Agent to waive any recoupment, setoff rights, and any security interest in, or against the funds so deposited. Agent agrees with Borrowers that Agent shall not give any such instructions or withhold any withdrawal rights from Borrowers unless a Default, or an Event of Default has occurred and is continuing. Agent assumes no responsibility for such lockbox or blocked account arrangements, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

                  7.2.6 Collection of Accounts, Proceeds of Collateral. To expedite collection, Borrowers shall endeavor in the first instance to make collection of their Accounts for Agent and Lenders. All remittances received by Borrowers on account of Accounts, together with the proceeds of any other Collateral, shall be held as Agent's property by Borrowers as trustee of an express trust for Agent's benefit and Borrowers shall immediately deposit same in kind in the Borrowers' cash management system or Dominion Account, as the case may be. Agent retains the right at all times after the occurrence of a Default or an Event of Default to notify Account Debtors that Accounts have been assigned to Agent for the account of each Lender and to collect Accounts directly, and to charge the collection costs and expenses, including attorneys' fees to Borrowers.

            7.3 Administration of Inventory.

                  7.3.1 Records and Reports of Inventory. Borrowers shall keep accurate and complete records of Inventory. Borrowers shall agree to furnish to Agent and Lenders Inventory reports in form and detail satisfactory to Agent at such times as Agent may request, but at least once each month, not later than the twentieth (20th) day of such month. Borrowers shall conduct cycle counts and other inventory testing and control procedures in accordance with the Borrowers' policies in effect on the Closing Date and shall provide Agent and Lenders reports based on such cycle counts and tests promptly thereafter, together with such supporting information as Agent shall request. Upon and during the continuance of a Default or Event of Default Borrowers shall conduct physical inventory counts at such times as Agent may request, and shall provide to Agent and Lenders a report based on each such physical inventory promptly thereafter, together with such supporting information as Agent shall request.

                  7.3.2 Returns of Inventory. If at any time or times hereafter any Account Debtor returns any Inventory to a Borrower the shipment of which generated an Account on which such Account Debtor is obligated in excess of $250,000.00, Borrowers shall immediately notify Agent of the same, specifying the reason for such return and the location, condition and intended disposition of the returned Inventory.

            7.4 Administration of Equipment.

                  7.4.1 Records and Schedules of Equipment. Borrowers shall keep accurate records itemizing and describing the kind, type, quality, quantity and value of its Equipment and all dispositions made in accordance with subsection
7.4.2 hereof, and shall furnish Agent and Lenders with a current schedule containing the foregoing information on at least an annual basis and more often if requested by Agent. Immediately on request therefor by Agent, Borrowers shall deliver to Agent any and all evidence of ownership, if any, of any of the Equipment.

                  7.4.2 Dispositions of Equipment. Borrowers will not sell, lease or otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of Agent and Required Lenders; provided, however, that the foregoing restriction shall not apply, for so long as no Default or Event of Default exists, to (i) dispositions of Equipment which, in the aggregate during any consecutive twelve-month period, has a fair market value or book value, whichever is less, of $500,000.00 or less, provided that all proceeds thereof are remitted to Agent for the account of each Lender for application to the Loans, or (ii) replacements of Equipment that is substantially worn, damaged or obsolete with Equipment of like kind, function and value, provided that the replacement Equipment shall be acquired prior to or concurrently with any disposition of the Equipment that is to be replaced, the replacement Equipment shall be free and clear of Liens other than Permitted Liens that are not Purchase Money Liens, and Borrowers shall have given Agent at least five (5) days prior written notice of such disposition.

            7.5 Payment of Charges. All amounts chargeable to Borrowers under
      Section 7 hereof shall be Obligations secured by all of the Collateral, shall be payable on demand and shall bear interest from the date such advance was made until paid in full at the rate applicable to Base Rate Advances from time to time.

SECTION 8. REPRESENTATIONS AND WARRANTIES

            8.1 General Representations and Warranties. To induce Agent and Lenders to enter into this Agreement and to make advances and extensions of credit hereunder, each Borrower warrants, represents and covenants to the Agent and the Lenders that:

                  8.1.1 Organization and Qualification. Each Borrower and its Subsidiaries is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. Each Borrower and its Subsidiaries is duly qualified and is authorized to do business and is in good standing in each state or jurisdiction listed on Exhibit D hereto and in all other states and jurisdictions in which the failure of such Borrower or any of its Subsidiaries to be so qualified would have a material adverse effect on the financial condition, business or Properties of any such Borrower or any of such Borrower's Subsidiaries.

                  8.1.2 Corporate Power and Authority. Each Borrower and its Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary action and do not and will not (i) require any consent or approval of the shareholders (or members, in the case of a limited liability company) of any Borrower or any of its Subsidiaries; (ii) contravene any Borrower's or any of its Subsidiaries' charter, articles or certificate of incorporation or by-laws in the case of a corporation or certificate of formation and limited liability company or operating agreement, in the case of a limited liability company; (iii) violate, or cause any Borrower or any of its Subsidiaries to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to any Borrower or any of its Subsidiaries; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any

Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by any Borrower or any of its Subsidiaries.

                  8.1.3 Legally Enforceable Agreement. This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each Borrower and its Subsidiaries enforceable against it in accordance with its respective terms.

                  8.1.4 Capital Structure. Exhibit E hereto states (i) the correct name of each of the Subsidiaries of Borrowers, its jurisdiction of formation and the percentage interest owned by each Borrower, (ii) the name of each of Borrowers' corporate or joint venture Affiliates and the nature of the affiliation, (iii) the number, nature and holder of all outstanding Securities of each Borrower and each Subsidiary of each Borrower and (iv) the number of authorized, issued and treasury shares of each such Borrower and each Subsidiary of each such Borrower that is a corporation. Each Borrower has good title to all of the shares it purports to own of the stock of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. Except as set forth on Exhibit E, all such shares have been duly issued and are fully paid and non-assessable. Except as set forth on Exhibit E there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Securities or obligations convertible into, or any powers of attorney relating to, shares of the capital stock of any Borrower or any of such Borrower's Subsidiaries. Except as set forth on Exhibit E, there are no outstanding agreements or instruments binding upon any of Borrowers' shareholders (or members, in the case of a limited liability company) relating to the ownership of its shares of capital stock (or membership interest, in the case of a limited liability company).

                  8.1.5 Corporate Names, Etc. No Borrower nor any Subsidiary of any Borrower has been known as or used any corporate, fictitious or trade names except those listed on Exhibit F hereto. Except as set forth on Exhibit F, no Borrower nor any Subsidiary of any Borrower has been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person. Each Borrower's and each Subsidiary's state(s) of incorporation or organization, Type of Organization and Organizational I.D. Number is set forth on Exhibit F. The exact legal name of each Borrower and each of such Borrower's Subsidiaries is set forth on Exhibit F.

                  8.1.6 Business Locations; Agent for Process. Each Borrower's and its Subsidiaries' chief executive office and other places of business are as listed on Exhibit C hereto. During the preceding one-year period, no Borrower nor any of their Subsidiaries has had an office, place of business or agent for service of process other than as listed on Exhibit C. Except as shown on Exhibit C, no Inventory having an aggregate value in excess of $100,000.00 is stored with a bailee, warehouseman or similar party, nor is any Inventory consigned to any Person without Agent's prior written consent.

                  8.1.7 Title to Properties; Priority of Liens. Each Borrower and each of their Subsidiaries has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its Real Property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens.

Borrowers have paid or discharged all lawful claims which, if unpaid, might become a Lien against any of Borrowers' Properties that is not a Permitted Lien. The Liens granted to Agent under Section 6 hereof are first-priority Liens, subject only to Permitted Liens.

                  8.1.8 Accounts. Agent may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by Borrowers with respect to any Account or Accounts. Unless otherwise indicated in writing to Agent , with respect to each Account:

                        (i) It is genuine and in all respects what it purports
                  to be, and it is not evidenced by a judgment;

                        (ii) It arises out of a completed, bona fide sale and
                  delivery of goods or rendition of services by a Borrower in the ordinary course of such Borrower's business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between such Borrower and the Account Debtor;

                        (iii) It is for a liquidated amount maturing as stated
                  in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Agent;

                        (iv) Such Account, and Agent's security interest
                  therein, is not, and will not (by voluntary act or omission of a Borrower) be in the future, subject to any offset, Lien, deduction, recoupment, defense, dispute, counterclaim or any other adverse condition except for disputes resulting in returned goods where the amount in controversy is less than $250,000, and each such Account is absolutely owing to a Borrower and is not contingent in any respect or for any reason;

                        (v) No Borrower has made an agreement with any Account
                  Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, except discounts or allowances which are granted by a Borrower in the ordinary course of business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto and are reflected in the Schedules of Accounts submitted to Agent pursuant to subsection 7.2.1 hereof;

                        (vi) To the best of Borrowers' knowledge, there are no
                  facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Agent with respect thereto;

                        (vii) To the best of Borrowers' knowledge, the Account
                  Debtor thereunder (1) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (2) such Account Debtor is Solvent; and

                        (viii) To the best of Borrowers' knowledge, there are no
                  proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account.

                  8.1.9 Equipment. The Equipment is in good operating condition and repair, and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, reasonable wear and tear excepted. Borrowers will not permit any of the Equipment to become affixed to any real Property leased to a Borrower so that an interest arises therein under the real estate laws of the applicable jurisdiction unless the landlord of such real Property has executed a landlord waiver or leasehold mortgage in favor of and in form acceptable to Agent and Borrowers will not permit any of the Equipment to become an accession to any personal Property other than Equipment that is subject to first-priority (except for Permitted Liens) Liens in favor of Agent hereunder.

                  8.1.10 Financial Statements; Fiscal Year. The Consolidated and consolidating balance sheets of Borrowers and such other Persons described therein (including the accounts of all Subsidiaries of Borrowers for the respective periods during which a Subsidiary relationship existed) as of July 31, 2000, and the related statements of income, changes in stockholder's equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly the financial positions of Borrowers and such Persons at such dates and the results of Borrowers' and such Persons' operations for such periods. Since July 31, 2000, there has been no material change in the condition, financial or otherwise, of Borrowers and such other Persons as shown on the Consolidated balance sheet as of such date and no change in the aggregate value of Equipment and Real Property owned by Borrowers or such other Persons, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The fiscal year of each Borrower and each of its respective Subsidiaries ends on July 31 of each year.

                  8.1.11 Full Disclosure. The financial statements referred to in subsection 8.1.10 hereof do not, nor does this Agreement or any other written statement of Borrowers to Agent or Lenders, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which Borrowers have failed to disclose to Agent and Lenders in writing which materially affects adversely or, so far as Borrowers can now foresee, will materially affect adversely the Properties, business, prospects, profits or condition (financial or otherwise) of any Borrower or any of such Borrower's Subsidiaries or the ability of any Borrower or its Subsidiaries to perform this Agreement or the other Loan Documents.

                  8.1.12 Solvent Financial Condition. Each Borrower and its Subsidiaries is now and, after giving effect to the Loans to be made and the Letters of Credit and LC Guaranties to be issued hereunder, at all times will be, Solvent.

                  8.1.13 Surety Obligations. No Borrower nor any of its Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract, or has issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person other than as set forth on Exhibit G hereto.

                  8.1.14 Taxes. The federal tax identification number of each Borrower and its Subsidiaries is shown on Exhibit H hereto. Each Borrower and each of its Subsidiaries has filed all federal, state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all material taxes, assessments, fees, levies and other governmental charges upon it, its income and Properties as and when such taxes, assessments, fees, levies and charges are due and payable, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings and each Borrower maintains reasonable reserves on its books therefor. The provision for taxes on the books of each Borrower and each of its Subsidiaries are adequate for all years not closed by applicable statutes, and for its current fiscal year.

                  8.1.15 Brokers. There are no claims for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.

                  8.1.16 Patents, Trademarks, Copyrights and Licenses. Each Borrower and its Subsidiaries owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others. All such patents, trademarks, service marks, trade names, copyrights, licenses and other similar rights are listed on Exhibit I hereto.

                  8.1.17 Governmental Consents. Each Borrower and each of its Subsidiaries has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it, except for those that would not have a material adverse effect on the business, prospects, profits, properties, or condition (financial or otherwise) of the Borrowers taken as a whole.

                  8.1.18 Compliance with Laws. Each Borrower and its Subsidiaries has duly complied with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations including, without limitation, all Environmental Laws applicable to such Borrower or such Subsidiary, as applicable, its Properties or the conduct of its business and there have been no citations, notices or orders of noncompliance issued to any Borrower or any of its Subsidiaries under any such law, rule or regulation, except for those that would not have a material adverse effect on the business, prospects, profits, properties or condition (financial or otherwise) of the Borrowers taken as a whole. Each Borrower and its Subsidiaries has established and maintains an adequate monitoring system to insure that it remains in compliance with all federal, state and local laws, rules and regulations applicable to it. No Inventory has been produced in violation of the Fair Labor Standards Act (29 U.S.C. ss.201 et seq.), as amended.

                  8.1.19 Restrictions. No Borrower nor any of its Subsidiaries is a party or subject to any contract, agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its Properties. No Borrower nor any of its Subsidiaries is a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on Exhibit J hereto, none of which prohibit the execution of or compliance with this Agreement or the other Loan Documents by Borrowers or any of their Subsidiaries, as applicable.

                  8.1.20 Litigation. Except as set forth on Exhibit K hereto, there are no actions, suits, proceedings or investigations pending, or to the knowledge of any Borrower, threatened, against or affecting any Borrower or any of such Borrower's Subsidiaries, that would, if adversely determined, have a material adverse effect on the business, operations, Properties, prospects, profits or condition (financial or otherwise) of the Borrowers taken as a whole. No Borrower nor any of such Borrower's Subsidiaries is in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

                  8.1.21 No Defaults. No event has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement or Borrowers' performance hereunder, constitute a Default or an Event of Default. No Borrower nor any of its Subsidiaries is in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Indebtedness to any Person for Money Borrowed.

                  8.1.22 Leases. Exhibit L hereto is a complete listing of all capitalized leases of each Borrower and each of its Subsidiaries and Exhibit M hereto is a complete listing of all operating leases of each Borrower and each of its Subsidiaries. Each Borrower and each of its Subsidiaries is in full compliance with all of the terms of each of its respective capitalized and operating leases.

                  8.1.23 Pension Plans. Except as disclosed on Exhibit N hereto, no Borrower nor any of its Subsidiaries has any Plan. Each Borrower and each of such Borrower's Subsidiaries is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that could result in a material adverse change in the financial condition of any Borrower or any of such Borrower's Subsidiaries exists in connection with any Plan. No Borrower nor any of such Borrower's Subsidiaries has any withdrawal liability in connection with a Multi-employer Plan.

                  8.1.24 Trade Relations. There exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrowers or any of their Subsidiaries and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrowers or any of their Subsidiaries, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially affect adversely any Borrower or any of such Borrower's Subsidiaries or prevent any Borrower or any of such Borrower's Subsidiaries from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

                  8.1.25 Labor Relations. Except as described on Exhibit O hereto, no Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of any Borrower's or any Borrower's Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

                  8.1.26 Bank Accounts. All of the deposit accounts, investment accounts or other accounts in the name of or used by Borrowers and each of their subsidiaries, maintained at any bank or other financial institution are set forth in Exhibit W, subject to the right of Borrowers and each of their subsidiaries to establish new accounts in accordance with Section 6.2 hereof.

            8.2 Continuous Nature of Representations and Warranties. Each representation and warranty contained in this Agreement and the other Loan Documents shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this Agreement, except for changes in the nature of any Borrower's or any Borrower's Subsidiaries' business or operations that would render the information in any exhibit attached hereto either inaccurate, incomplete or misleading, so long as Agent and each Required Lender has consented to such changes or such changes are expressly permitted by this Agreement. Without limiting the generality of the foregoing, each loan request made pursuant to subsection 3.1.1 hereof shall constitute each Borrower's reaffirmation, as of the date of each such loan request, of each representation, warranty or other statement made or furnished to Agent by or on behalf of Borrowers, any Subsidiary of any Borrower, or Guarantor in this Agreement, any of the other Loan Documents, or any instrument, certificate or financial statement furnished in compliance with or in reference thereto.

            8.3 Survival of Representations and Warranties. All representations and warranties of Borrowers contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 9. COVENANTS AND CONTINUING AGREEMENTS

            9.1 Affirmative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Agent or any Lender, each Borrower covenants that, unless otherwise consented to by Required Lenders in writing, it shall:

                  9.1.1 Visits and Inspections. Permit representatives of Agent or any Lender, from time to time, as often as may be reasonably requested, but only during normal business hours or at any time and without notice if a Default or an Event of Default has occurred and is continuing, to visit and inspect the Properties of each Borrower and each of its Subsidiaries, inspect, audit and make extracts from its books and records, and discuss with its officers, employees and independent accountants, such Borrower's and its Subsidiaries' business, assets, liabilities, financial condition, business prospects and results of operations. Agent shall conduct at least two (2) commercial finance audits of the Borrowers, at Borrower's expense, during each twelve (12) month period and as many as the Agent or the Required Lenders may deem necessary or appropriate, at Borrower's expense if a Default or an Event of Default has occurred and is continuing.

                  9.1.2 Notices. Promptly notify Agent in writing of the occurrence of any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete or misleading.

                  9.1.3 Financial Statements. Keep, and cause each Subsidiary to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Agent and each Lender the following (all to be prepared in accordance with GAAP on a first-in, first-out basis for Borrowers' interim financial statements and on a last-in, first-out basis for Borrowers' audited financial statements, applied on a consistent basis, unless Borrowers' certified public accountants concur in any change therein and such change is disclosed to Agent and Lenders and is consistent with GAAP):

                        (i) not later than ninety (90) days after the close of
                  each fiscal year of Borrowers, unqualified, audited financial statements of Borrowers and their Subsidiaries as of the end of such year, on a Consolidated basis, certified by a firm of independent certified public accountants of recognized standing selected by Borrowers but acceptable to Lenders (except for a qualification for a change in accounting principles with which the accountant concurs) together with consolidating financial statements prepared by management of Borrowers in accordance with GAAP;

                        (ii) not later than thirty (30) days after the end of
                  each month hereafter, including the last month of Borrowers' fiscal year, unaudited, interim financial statements of Borrowers and their Subsidiaries as of the end of such month and of the portion of Borrowers' financial year then elapsed, on a Consolidated and consolidating basis, certified by the principal financial officer of Borrowers as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrowers and their Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                        (iii) promptly upon Agent's request, but in any event,
                  on the last Business Day of each month, a Borrowing Base Certificate which Borrowing Base Certificate will include a certification from the chief financial officer or other appropriate financial or accounting officer of the Borrowers that the information provided is accurate, complete and not misleading;

                        (iv) promptly after the sending or filing thereof, as
                  the case may be, copies of any proxy statements, financial statements or reports which any Borrower has made available to its shareholders (or members, in the case of a limited liability company) and copies of any regular, periodic and special reports or registration statements which any Borrower files with the Securities and

                  Exchange Commission or any governmental authority which may be substituted therefore, or any national securities exchange;

                        (v) upon Agent's request promptly after the filing
                  thereof, copies of any annual report to be filed with ERISA in connection with each Plan; and

                        (vi) such other data and information (financial and
                  otherwise) as Agent or any Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrowers' and each of their Subsidiaries' financial condition or results of operations.

                  Concurrently with the delivery of the financial statements described in clause (i) of this subsection 9.1.3, Borrowers shall forward to Agent and Lenders a copy of the accountants' letter to Borrowers' management that is prepared in connection with such financial statements. Concurrently with the delivery of the financial statements described in clauses (i) and (ii) of this subsection 9.1.3, or more frequently if requested by Agent, Borrowers shall cause to be prepared and furnished to Agent and Lenders a Compliance Certificate in the form of Exhibit P hereto executed by the Chief Financial Officer of UNF.

                  9.1.4 Landlord and Storage Agreements. Upon Agent's request, provide Agent with copies of all agreements between any Borrower or any of its Subsidiaries and any landlord or warehouseman which owns any premises at which any Inventory or Equipment may, from time to time, be kept. Borrowers will use commercially reasonable best efforts to obtain agreements, in form and substance satisfactory to Agent, from all such landlords and warehousemen waiving or subordinating any claim or lien such landlord or warehouseman may have in the Collateral, granting access to any such premises and to the Collateral thereon for the purpose of exercising Agent's rights and remedies, notifying Agent of breaches and defaults under such agreements and containing such other terms and conditions as Agent may reasonably request. In the event Borrowers are unable to obtain the foregoing agreements, Borrowers acknowledge that Agent may establish reserves for rent, charges and operating expenses with respect to such Premises, in Agent's discretion.

                  9.1.5 Guarantor Financial Statements. Deliver or cause to be delivered to Agent and Lenders financial statements for the Guarantors as consolidated as a group with NRG, in form and substance reasonably satisfactory to Agent at such intervals and covering such time periods as Agent may request.

                  9.1.6 Projections. No later than the first day of each fiscal year of Borrowers, deliver to Agent and Lenders Projections of Borrowers for the forthcoming three (3) years, year by year, and for the forthcoming fiscal year, month by month.

                  9.1.7 Taxes and Liens. Pay and discharge, and cause each Subsidiary to pay and discharge, all taxes, assessments and government charges upon it, its income and Properties as and when such taxes, assessments and charges are due and payable, unless and to the extent only that such taxes, assessments and charges are being contested in good faith and by appropriate proceedings and Borrowers maintain reasonable reserves on their books therefor.

Borrowers shall also pay and discharge any lawful claims which, if unpaid, might become a Lien against any of the Borrowers' Properties except for Permitted Liens.

                  9.1.8 Tax Returns. File, and cause each Subsidiary of the Borrowers to file, all federal, state and local tax returns and other reports the Borrowers or each Subsidiary of the Borrowers are required by law to file and maintain adequate reserves for the payment of all taxes, assessments, governmental charges, and levies imposed upon them, their income, or their profits, or upon any Properties belonging to them.

                  9.1.9 Business and Existence. Preserve and maintain, and cause each Subsidiary of the Borrowers to preserve and maintain, its separate corporate existence and all rights, privileges, and franchises in connection therewith, and maintain, and cause each Subsidiary of the Borrowers to maintain, its qualification and good standing in all states in which such qualification is necessary in order for the Borrower or their Subsidiaries to conduct business in such states.

                  9.1.10 Maintain Properties. Maintain and cause each Subsidiary of the Borrowers to maintain its Properties in good condition and make, and cause each Subsidiary of the Borrowers to make all necessary renewals, repairs, replacements, additions or improvements thereto.

                  9.1.11 Compliance with Laws. Comply, and cause each Subsidiary to comply, with all laws, ordinances, governmental rules and regulations to which it is subject, and obtain and keep in force any and all licenses, permits, franchises, or other governmental authorizations necessary to the ownership of its Properties or the conduct of its business, which violation or failure to obtain might materially and adversely affect the business, prospects, profits, properties, or condition (financial or otherwise) of the Borrowers, taken as a whole.

                  9.1.12 ERISA Compliance. (i) At all times make prompt payment of contributions required to meet the minimum funding standard set forth in ERISA with respect to each Plan; and (ii) notify Agent as soon as practicable of any Reportable Event and of any additional act or condition arising in connection with any Plan which the Borrowers believe might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a Trustee to administer the Plan.

                  9.1.13 Further Assurances. At Agent's request, promptly execute or cause to be executed and delivered to Agent any and all documents, instruments and agreements deemed necessary by Agent to give effect to or carry out the terms or intent of this Agreement or any of the Loan Documents. Without limiting the generality of the foregoing, if any of the Accounts, the face value of which exceeds $100,000 arises out of a contract with the United States of America, or any department, agency, subdivision or instrumentality thereof, the Borrowers shall promptly notify Agent thereof in writing and shall execute any instruments and take any other action required or requested by Agent to comply with the provision of the Federal Assignment of Claims Act.

            9.2 Negative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to any Lender, each Borrower covenants that, unless, Agent and Required Lenders have first consented thereto in writing, it will not:

                  9.2.1 Mergers; Consolidations; Acquisitions. Merge or consolidate or permit any Subsidiary or of Borrowers to merge or consolidate, with any Person (except for mergers or consolidations among the Borrowers or mergers or consolidations of Subsidiaries with a Borrower or Borrowers); nor acquire or permit any of its Subsidiaries to acquire all or any substantial part of the Properties or stock or securities of any Person except that, so long as no Default or Event of Default exists or has occurred and is continuing, Borrowers may purchase businesses in the lines of business conducted by the Borrowers which Borrowers have determined, in their reasonable business judgment, would enhance the business, operations, prospects and condition (financial or otherwise) of the Borrowers provided that each of the following conditions are satisfied: (a) not more than $5,000,000 per fiscal year of Borrowers shall be paid in cash and/or incurred Indebtedness by Borrowers in respect of all acquisitions and/or investments made in any such fiscal year; (b) prior to entering into any agreement or undertaking with respect to any such acquisition or investment, Borrowers shall prepare and submit to Agent and Lenders pro forma balance sheets and income statements for the entity to be acquired and consolidated with the Borrowers demonstrating to the satisfaction of Agent and the Required Lenders continuing compliance with all the covenants in Section 9.3 for the next twelve (12) fiscal months; (c) Agent shall have determined, that after giving effect to all payments to be made by Borrowers in connection with such acquisition or investment, Borrowers shall have Availability of at least $10,000,000; (d) the Borrowers shall furnish to the Agent notice and copies of any letter of intent or other memorandum of understanding and purchase documents for any acquisition they may contemplate and allow Agent and its representatives reasonable access to financial information and the assets and Properties to be acquired which will, upon consummation of the acquisition, become Collateral for the Obligations; (e) if any such acquisition is structured as the acquisition of stock or other securities of a Person to be acquired or Borrowers create a Subsidiary to make the acquisition, Borrowers shall pledge the stock and securities to be purchased to Agent pursuant to a pledge agreement reasonably satisfactory to Agent and cause such entity to enter into a guaranty of the Obligations and to grant to Agent a security interest in its assets to secure such guaranty reasonably satisfactory to the Agent; and (f) if any indebtedness is to be issued to any seller in connection with any such transaction, the holder of such indebtedness shall enter into a subordination agreement in favor of the Agent and Lenders in form and substance satisfactory to Agent. The Agent agrees to enter into confidentiality agreements with the Persons that Borrower may acquire on terms mutually agreeable to Agent and such Person.

                  9.2.2 Loans. Make, or permit any Subsidiary of Borrowers to make, any loans or other advances of money (other than for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business or as existing on the Closing Date and disclosed on Exhibits hereto) to any Person; provided, however, that Borrowers may accept promissory notes for loans to their customers in the normal course of business to the extent not prohibited by the terms of this Agreement and Borrowers may make loans or other advances of money between and among the Borrowers and the Guarantors in the ordinary course of business.

                  9.2.3 Total Indebtedness. Create, incur, assume, or suffer to exist, or permit any Subsidiary of any Borrower to create, incur or suffer to exist, any Indebtedness, except:

                        (i) Obligations owing to Agent, FCC or Lenders
                  hereunder;

                        (ii) Trade payables and normal expense accruals in the
                  ordinary course of business, not yet due and payable, or with respect to which a Borrower is contesting in good faith the amount or the validity thereof in appropriate proceedings diligently pursued and with respect to which adequate reserves have been set aside on its books;

                        (iii) Indebtedness attributable to the ESOP Notes to the
                  extent that such Indebtedness is attributable to UNF in accordance with GAAP;

                        (iv) Permitted Purchase Money Indebtedness;

                        (v) Contingent liabilities arising out of endorsements
                  of checks and other negotiable instruments for deposit or collection in the ordinary course of business;

                        (vi) Indebtedness otherwise permitted under Subsection
                  9.2.1;

                        (vii) Unsecured Indebtedness incurred among the
                  Borrowers; and

                        (viii) Indebtedness not included in paragraphs (i)
                  through (vii) above which is not secured by any Lien and does not exceed at any time, in the aggregate $5,000,000 as to all Borrowers and their Subsidiaries.

                  9.2.4 Affiliate and Subsidiary Transactions. Enter into, or be a party to, or permit any Subsidiary of a Borrower to enter into or be a party to, any transaction with any Affiliate of any Borrower or stockholder of any Borrower except in the ordinary course of and pursuant to the reasonable requirements of such Borrowers or such Subsidiary's business and upon fair and reasonable terms which are set forth on Exhibit S or fully disclosed to Agent and are no less favorable to Borrower than would obtain in a comparable arm's length transaction with a Person not an Affiliate or stockholder of Borrowers or such Subsidiary.

                  9.2.5 Limitation on Liens. Create or suffer to exist, or permit any Subsidiary of Borrowers to create or suffer to exist, any Lien upon any Property, income or profits, whether now owned or hereafter acquired, except:

                        (i) Liens at any time granted in favor of Agent, FCC or
                  any Lender pursuant hereto;

                        (ii) Liens for taxes (excluding any Lien imposed
                  pursuant to any of the provisions of ERISA) not yet due, or being contested in the manner described in subsection 8.1.14 hereto, but only if in Agent's judgment such Lien does not adversely affect Agent's rights or the priority of Agent's Lien in the Collateral;

                        (iii) Liens arising in the ordinary course of Borrowers'
                  business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property of Borrowers or materially impair the use thereof in the operation of Borrowers' business;

                        (iv) Purchase Money Liens securing Permitted Purchase
                  Money Indebtedness;

                        (v) Liens securing Indebtedness of any one of Borrowers'
                  Subsidiaries to Borrowers or another such Subsidiary;

                        (vi) such other Liens as appear on Exhibit Q hereto; and

                        (vii) attachment, judgment, and other similar non-tax
                  liens arising in connection with court proceedings, but only if and for so long as the execution or other enforcement of such liens is and continues to be effectively stayed and bonded on appeal, the validity and amount of the claims secured thereby are being actively contended in good faith and by appropriate lawful proceedings and such liens do not, in the aggregate, materially detract from the value of the Property of the Borrowers or materially impair the use thereof in the operation of the Borrowers' business;

                        (viii) reservations, exceptions, easements, rights of
                  way, and other similar encumbrances effecting real property, provided that, in Agent's sole judgment, they do not in the aggregate materially detract from the value of said Properties or materially interfere with their use in the ordinary conduct of the Borrowers' business and, if said real property constitutes Collateral, Agent has consented thereto; and

                        (ix) such other Liens as Agent and Required Lenders may
                  hereafter approve in writing.

                  9.2.6 Subordinated Debt. Issue or enter into any agreement to issue Subordinated Debt except upon terms and provisions relating to the maturity and repayment thereof and terms relating to the subordination of payment thereof to the Obligations, in each case reasonably acceptable to the Agent.

                  9.2.7 Distributions. Declare or make, or permit any Subsidiary of Borrowers to declare or make, any Distributions except Distributions made by a wholly-owned Subsidiary of a Borrower to such Borrower in the ordinary course of business.

                  9.2.8 Intentionally Omitted.

                  9.2.9 Disposition of Assets. Sell, lease or otherwise dispose of any of, or permit any Subsidiary of any Borrower to sell, lease or otherwise dispose of any of, its Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of Inventory in the ordinary course of business for so long as no Event of Default exists hereunder, (ii) a transfer of Property to any Borrower by a Subsidiary of such Borrower or (iii) dispositions expressly authorized by this Agreement.

                  9.2.10 Stock of Subsidiaries. Permit any of Borrowers' Subsidiaries to issue any additional shares of its capital stock except director's qualifying shares.

                  9.2.11 Bill-and-Hold Sales, Etc. Make a sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval or consignment basis, or any sale on a repurchase or return basis.

                  9.2.12 Restricted Investment. Make or have, or permit any Subsidiary of Borrowers to make or have, any Restricted Investment.

                  9.2.13 Intentionally Omitted.

                  9.2.14 Tax Consolidation. File or consent to the filing of any consolidated income tax return with any Person other than a Subsidiary of Borrowers.

                  9.2.15 Business Locations. Transfer its principal place of business or chief executive office, or open any new business location or maintain warehouses other than as set forth on Exhibit C hereto, except upon at least thirty (30) days prior written notice to Agent and after delivery to Agent of financing statements if required by Agent in form satisfactory to Agent to perfect or continue the perfection and priority of Agent's Lien and security interest hereunder.

                  9.2.16 Guaranties. Except as set forth in Exhibit G hereto, guaranty, assume, endorse or otherwise, in any way, become directly or contingently liable with respect to the Indebtedness of any Person except by endorsement or instrument or items of payment for deposit or collection, provided, however, that the Borrowers may (a) enter into guaranties in the ordinary course of business of indebtedness and obligations incurred by Borrower and their Subsidiaries and (b) make payments (but not prepayments) of principal and interest when due under the terms of the ESOP Notes to the extent that no Default or Event of Default shall have occurred and be continuing at the time of or hereafter giving effect to any such payment (c) guaranties on an unsecured basis of the obligations of Subsidiaries established to make acquisitions or investments permitted under Subsection 9.2.1 hereof.

                  9.2.17 Adverse Transactions. Enter into any transaction or permit any Subsidiary to enter into any transaction, which materially and adversely affects or may materially adversely affect the Collateral or the Borrowers' ability to repay the Obligations or permit to agree to any material extension, compromise or settlement or make any change or modification of any kind or nature with respect to any Account, including any of the terms relating thereto, other than discounts and allowances in the ordinary course of business, all of which shall be reflected in the Schedules of Accounts submitted to Agent pursuant to Subsection 7.2.1 of this Agreement.

                  9.2.18 Subsidiaries. Hereafter create any Subsidiary except as provided in Subsections 9.2.1 hereof.

                  9.2.19 Change of Business. Enter into any new business or make any material change in any of Borrowers' business objectives, purposes and operations.

                  9.2.20 Name of Borrowers. Use any corporate name (other than its own) or any fictitious name, trade style or "d/b/a" except for the names disclosed on Exhibit F attached hereto.

                  9.2.21 Use of Agent's or any Lender's Name. Without prior written consent of Agent or any such Lender , use the name of Agent or any Lender or the name of any Affiliates of Agent or any such Lender in connection with any of the Borrowers' business or activities, except in connection with internal business matters, as required in dealings with governmental agencies and financial institutions and to trade creditors of the Borrowers solely for credit reference purposes.

                  9.2.22 Margin Securities. Own, purchase or acquire (or enter into any contracts to purchase or acquire) any "margin security" as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, Agent shall have received an opinion of counsel satisfactory to Agent that the effect of such purchase or acquisition will not cause this Agreement to violate regulations (G) or (U) or any other regulations of the Federal Reserve Board then in effect.

            9.3 Specific Financial Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Agent, each Borrower covenants that, unless otherwise consented to by Agent in writing, it shall:

                  9.3.1 Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage Ratio of not less than 1.5 to 1 calculated at the end of each fiscal quarter on a rolling four quarter basis.

                  9.3.2 Minimum Net Worth. Maintain a Net Worth of not less than the amounts set forth below determined at the end of each fiscal quarter:

--------------------------------------------------------------------------------
               Net Worth                           Fiscal Quarter End
               ---------                           ------------------
--------------------------------------------------------------------------------
              $120,000,000                            July 31, 2001
--------------------------------------------------------------------------------
The amount for the prior fiscal quarter   At each fiscal quarter end thereafter
plus fifty percent (50%) of the
Consolidated net earnings (but not
loss) of the Borrowers for the prior
fiscal quarter, as determined in
accordance with GAAP
--------------------------------------------------------------------------------

SECTION 10. CONDITIONS PRECEDENT

            10.1 Conditions Precedent to Initial Credit Extensions. Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of each Lender and Agent under the other sections of this Agreement, no Lender shall not be required to make the initial Revolving Credit Loans under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

                  10.1.1 Documentation. Agent and each Lender shall have received, in form and substance satisfactory to Agent and each such Lender, a duly executed copy of this Agreement and the other Loan Documents, together with such additional documents, instruments and certificates as Agent and each Lender shall require in connection therewith from time to time, all in form and substance satisfactory to Agent and such Lender and its counsel.

                  10.1.2 No Default. No Default or Event of Default shall exist.

                  10.1.3 Other Loan Documents. Each of the conditions precedent set forth in the other Loan Documents shall have been satisfied.

                  10.1.4 Availability. Agent shall have determined that immediately after Lenders have made the initial Loans, and FCC has issued the initial Letters of Credit and LC Guaranties, contemplated hereby, and all closing costs incurred in connection with the transactions contemplated hereby have been paid, Availability shall not be less than $10,000,000.

                  10.1.5 Corporate Documents. The receipt by the Agent of (i) certified copies of the charter and by-laws (or equivalent constitutional documents) of each Borrower, (ii) a long-form good standing certificate issued by the Secretary of State of the jurisdiction of incorporation or organization of each Borrower and (iii) certified copies of all corporate or partnership authority for each Borrower (including, without limitation, board of director resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of such of the Loan Documents to which such Borrower is intended to be a party and each other document to be delivered by such Borrower from time to time in connection herewith and the extensions of credit hereunder (and the Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Borrower to the contrary).

                  10.1.6 Borrowing Notice. The receipt by the Agent of the notice of borrowing required herein.

                  10.1.7 Opinions of Counsel to the Borrowers. The receipt by the Agent of an opinion, dated the Closing Date, of Cameron & Mittleman LLP, counsel to the Borrowers and Guarantors, covering such matters as the Agent may reasonably request.

                  10.1.8 Notes. The receipt by the Agent of Revolving Credit Notes and SwingLine Note, duly completed and executed for each Lender.

                  10.1.9 Repayment of Existing Indebtedness. Evidence that the principal of and interest on, and all other amounts owing in respect of, the Indebtedness (including, without limitation, any contingent or other amounts payable in respect of letters of credit) that is to be repaid on the Closing Date shall have been (or shall be simultaneously) paid in full, that any commitments to extend credit under the agreements or instruments relating to such Indebtedness shall have been canceled or terminated and that all Guarantees in respect of, and all Liens securing, any such Indebtedness shall have been released (or arrangements for such release satisfactory to the Required Lenders shall have been made); in addition, the Agent shall have received from any Person holding any Lien securing any such Indebtedness, such Uniform Commercial Code termination statements, mortgage releases and other instruments, in each case in proper form for recording, as the Agent shall have requested to release and terminate of record the Liens securing such Indebtedness (or arrangements for such release and termination satisfactory to the Required Lenders shall have been made).

                  10.1.10 No Adverse Litigation or Proceeding. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby.

                  10.1.11 Consents, Etc. The receipt by the Agent of a certificate of a senior officer of each Borrower to the effect that, on and as of the Closing Date, all necessary governmental and third party consents and approvals in connection with the transactions contemplated by this Agreement have been obtained and remain in effect and that all applicable waiting periods have expired.

                  10.1.12 Payment of Fees. The payment by the Borrowers of such fees as the Borrowers shall have agreed to pay or deliver to any Lender or the Agent in connection herewith, including, without limitation, any and all arrangement and administrative, syndication, or documentation fees due to the Agent, up-front fees due to the Lenders, and the reasonable fees and expenses of Brown, Rudnick, Freed & Gesmer, special counsel to Agent in connection with the negotiation, preparation, execution and delivery of this Agreement and the Notes and the other Loan Documents and the making of the extensions of credit hereunder (to the extent that statements for such fees and expenses have been delivered to the Borrowers).

                  10.1.13 Capital Structure. Evidence that the capital structure of each of the Borrowers is satisfactory to Agent.

                  10.1.14 Due Diligence. Satisfactory completion by Agent of financial, business, environmental and collateral due diligence including, without limitation, a collateral exam conducted by Agent or its third party designee, and satisfactory completion of legal due diligence by Agent's legal counsel.

                  10.1.15 Labor Relations. All collective bargaining agreements are in full force and effect and no material grievances, disputes or controversies exist with any union or any other organization of any of Borrowers' or any Subsidiary of any Borrower's employees, and there exist no threats of strikes, work stoppages or any asserted or pending demands for collective bargaining by any union or organization.

                  10.1.16 Financial Statements. Receipt by Agent of all financial information and projections requested by Agent in form, substance and detail satisfactory to Agent.

                  10.1.17 Cash Management. Implementation of blocked account and lockbox agreements and a cash management and collections system satisfactory to Agent.

                  10.1.18 Satisfaction of Conditions in Other Loan Documents. Each of the conditions precedent set forth in any other Loan Document shall have been and shall remain satisfied.

                  10.1.19 No Material Adverse Change. Since the last fiscal year end of each Borrower, there shall not have occurred any material adverse change in the business, operations or condition (financial or otherwise) of any Borrower or any of its Subsidiaries, or the existence or value of any Collateral or any event, condition or state of facts which would reasonably be expected to materially and adversely affect the business, operations or conditions (financial or otherwise) of any Borrower or any of its Subsidiaries.

                  10.1.20 Insurance. Borrowers shall deliver to Agent copies of Borrowers' casualty insurance policies, together with certificates of insurance evidencing loss payable endorsements on Agent's standard form of loss payee endorsement naming Agent as loss payee or mortgagee, as applicable, and certified copies of Borrowers' liability insurance policies, together with endorsements showing Agent as an additional insured.

                  10.1.21 Other Documents. Such other documents as the Agent Lender or counsel to Agent may reasonably request.

            10.2 Conditions Precedent to all Credit Extensions. Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Agent and Lenders under the other sections of this Agreement, Lenders shall not be required to make any Loans or otherwise extend any credit to or for the benefit of Borrowers, unless and until each of the following conditions has been and continues to be satisfied:

                  10.2.1 No Defaults. No Default or Event of Default shall exist at the time of, or would result from, the funding of such Loan or other extension of credit.

                  10.2.2 Representations and Warranties. The representation and warranties made by Borrowers in this Agreement and in each of the Loan Documents shall be true and complete in all material respects on and as of the date of this Agreement and there are no material misstatements or omission contained in any of the materials provided to Agent or any Lender on behalf of the Borrowers.

                  10.2.3 No Litigation. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of, this Agreement or the consummation of the transactions contemplated hereby.

                  10.2.4 No Material Adverse Effect. No event shall have occurred and no condition shall exist which has or may be reasonably likely to have a Material Adverse Effect.

SECTION 11. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

            11.1 Events of Default. The occurrence of one or more of the following events shall constitute an "Event of Default":

                  11.1.1 Payment of Notes. The Borrowers shall fail to pay any installment of principal, interest or premium, if any, owing on the Revolving Credit Notes, on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

                  11.1.2 Payment of Other Obligations. Borrowers shall fail to pay any of the Obligations that are not evidenced by the Revolving Credit Notes on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

                  11.1.3 Misrepresentations. Any representation, warranty or other statement made or furnished to Agent by or on behalf of any Borrower, any Subsidiary of any Borrower, or any Guarantor in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in connection with or in reference thereto proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to Section 8.2 hereof.

                  11.1.4 Breach of Specific Covenants. Any Borrowers shall fail or neglect to perform, keep or observe any covenant contained in Sections 6.3, 7.1.1, 7.2, 7.3, 7.4, 9.1.1, 9.1.3, 9.2 or 9.3 hereof on the date that such
Borrower is required to perform, keep or observe such covenant.

                  11.1.5 Breach of Other Covenants. Any Borrower shall fail or neglect to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section
11.1 hereof) and the breach of such other covenant is not cured to Agent's and the Required Lenders' satisfaction within thirty (30) days after the sooner to occur of Borrowers' receipt of notice of such breach from Agent or the date on which such failure or neglect first becomes known to any officer of Borrowers.

                  11.1.6 Default Under Security Documents/Other Agreements. Any event of default shall occur under, or any Borrower or Guarantor shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents or the Other Agreements and such default shall continue beyond any applicable grace period.

                  11.1.7 Other Defaults. There shall occur any default or event of default on the part of any Borrower under any agreement, document or instrument to which any Borrower is a party or by which any Borrower or any of its Property is bound, creating or relating to any Indebtedness (other than the Obligations) if the payment or maturity of such Indebtedness is accelerated in consequence of such event of default or demand for payment of such Indebtedness is made.

                  11.1.8 Uninsured Losses. Any material loss, theft, damage or destruction of any of the Collateral not fully covered (subject to such deductibles as Agent shall have permitted) by insurance, or a sale, lease or encumbrance of any collateral or the making of a levy, seizure, or attachment thereof or thereon except in all cases as may be specifically permitted by other provisions of this Agreement.

                  11.1.9 Adverse Changes. There shall occur any material adverse change in the financial condition or business prospects of Borrowers taken as a whole.

                  11.1.10 Insolvency and Related Proceedings. Any Borrower or any Guarantor shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against any Borrower or any Guarantor under the Bankruptcy Code (if against any Borrower or any Guarantor, the continuation of such proceeding for more than thirty (30) days), or any Borrower or any Guarantor shall make any offer of settlement, extension or composition to their respective unsecured creditors generally.

                  11.1.11 Business Disruption; Condemnation. There shall occur a cessation of a substantial part of the business of any Borrower, any Subsidiary of a Borrower or any Guarantor for a period which significantly affects such Borrower's, Subsidiary's or such Guarantor's capacity to continue its business, on a profitable basis; or any Borrower, any Subsidiary of a Borrower or any Guarantor shall suffer the loss or revocation of any license or permit now held or hereafter acquired by such Borrower, Subsidiary or Guarantor which is necessary to the continued or lawful operation of its business; or any Borrower or any Guarantor shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which any Borrower or any Guarantor leases, uses or occupies any Property shall be canceled or terminated prior to the expiration of its stated term; or any part of the Collateral shall be taken through condemnation or the value of such Property shall be impaired through condemnation.

                  11.1.12 Fundamental Change. (a) There shall occur a Fundamental Change with respect to UNF. A Fundamental Change shall mean any of the following:

                  (i) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of Voting Stock of UNF entitled to exercise more than 50% of the total voting power of all outstanding Voting Stock of

UNF (including any right to acquire Voting Stock that are not then outstanding of which such person or group is deemed the beneficial owner); or

                  (ii) a change in the Board of Directors in which the individuals who constituted the Board of Directors at the beginning of the one-year period immediately preceding such change (together with any other director whose election by the Board of Directors or whose nomination for election by the shareholders of UNF was approved by a vote of at least two-thirds of the directors then in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or

                  (iii) any consolidation of UNF with, or merger of UNF into, any other Person, any merger of another Person into UNF, or any sale or transfer of all or substantially all of the assets of UNF to another Person (other than (v) a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of capital stock, (w) a merger which is effected solely to change the jurisdiction of incorporation of UNF, (x) any consolidation with or merger of UNF into a Subsidiary of UNF, or any sale or transfer by UNF of all or substantially all of its assets to one or more of its Subsidiaries, in any one transaction or a series of transactions, provided, in any such case, that the resulting corporation or each such Subsidiary assumes the Obligations under the Loan Documents; or (y) a merger or consolidation in which the holders of UNF's Voting Stock immediately prior to such event continue to hold more than 50% of the Voting Stock outstanding immediately after such event; or (z) a transaction permitted under subsection 9.2.1); or

                  (iv) a change in Control or any change in the ownership of any Borrower other than UNF of any Subsidiary of any Borrower shall occur such that UNF shall cease to own and control directly or indirectly 100% of the issued and outstanding voting stock (or membership interest if such Borrower or Subsidiary is a limited liability company).

                  11.1.13 ERISA. A Reportable Event shall occur which Required Lenders or Agent, in their sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if any Borrower, any Subsidiary of any Borrower or any Guarantor is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multi-employer Plan resulting from Borrower's, such Subsidiary's or such Guarantor's complete or partial withdrawal from such Plan.

                  11.1.14 Challenge to Agreement. Any Borrower, any Subsidiary of any Borrower or any Guarantor, or any Affiliate of any of them, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Agent.

                  11.1.15 Repudiation of or Default Under Guaranty Agreement. Any Guarantor shall revoke or attempt to revoke the Guaranty Agreement signed by such Guarantor, or shall repudiate such Guarantor's liability thereunder or shall be in default under the terms thereof.

                  11.1.16 Criminal Forfeiture. Any Borrower, any Subsidiary of any Borrower or any Guarantor shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Property of any Borrower, any Subsidiary of any Borrower or any Guarantor.

                  11.1.17 Judgments. Any money judgment, writ of attachment or similar process is filed against any Borrower, any Subsidiary of any Borrower, or any of their respective Property in an amount in excess of $250,000 and such judgment, attachment, or similar process is not satisfied or stayed on appeal within thirty (30) days.

            11.2 Acceleration of the Obligations. Without in any way limiting the right of Agent to demand payment of any portion of the Obligations payable on demand in accordance with Section 3.2 hereof, upon or at any time after the occurrence of an Event of Default, and for so long as such Event of Default may exist, Agent may at its discretion (and, upon written instructions to do so from the Required Lender, shall) declare all or any portion of the Obligations to be whereupon the same shall become without presentment, demand, protest or further notice, at once due and payable and Borrowers shall forthwith pay to Agent for the Pro Rata benefit of Lenders, the full amount of such Obligations, provided, that upon the occurrence of an Event of Default specified in subsection 11.1.10 hereof, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Agent or Required Lenders.

            11.3 Other Remedies. Upon and after the occurrence of an Event of Default, Agent may in its discretion (and, upon receipt of written direction of Required Lenders shall) exercise from time to time the following other rights and remedies:

                  11.3.1 All of the rights and remedies of a secured party under the UCC or under other applicable law, and all other legal and equitable rights to which Agent may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

                  11.3.2 The right to take immediate possession of the Collateral, and to (i) require Borrowers to assemble the Collateral, at Borrowers' expense, and make it available to Agent at a place designated by Agent which is reasonably convenient to the parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of Borrowers, Borrowers agree not to charge Agent or Lenders for storage thereof).

                  11.3.3 The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Agent, in its sole discretion, may deem advisable. Agent may, at Agent's option, disclaim any and all warranties regarding the Collateral in connection with any such sale. Borrowers agree that ten (10) days written notice to Borrowers of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Agent may designate in said notice. Agent shall have the right to conduct such sales on Borrowers' premises, without charge therefore, and such sales may be adjourned from time to time in accordance with applicable law. Agent shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing two (2) Business Days for collection, first to the costs, expenses and attorneys' fees incurred by Agent and Lenders in collecting the Obligations, in enforcing the rights of Lenders under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral; second to the interest due upon any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, each Borrower and each Guarantor shall remain jointly and severally liable to Lenders therefore.

                  11.3.4 Agent is hereby granted a license or other right to use, without charge, Borrowers' labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, software and associated materials and information or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and Borrowers' rights under all licenses and all franchise agreements shall inure to each Lender's benefit.

                  11.3.5 Agent may, at its option, require Borrowers to deposit with Agent funds equal to the LC Amount and, if Borrowers fail to promptly make such deposit, Lenders may advance such amount as a Base Rate Advance (whether or not an Overadvance is created thereby). Any such deposit or advance shall be held by Agent as a reserve to fund future payments on such LC Guaranties and future drawings against such Letters of Credit. At such time as all LC Guaranties have been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrowers.

                  11.3.6 Each Borrower and each Guarantor hereby grants to Agent, each Lender, the Bank and each Participating Lender a lien, security interest and right of setoff as security for all Obligations, whether now existing or hereafter arising, upon and against all deposits, credits, Collateral or other Property, now or hereafter in the possession, custody, safekeeping or control of Agent, any Lender, any Participating Lender, Bank or any Affiliate of any of the foregoing, or in transit to any of them. At any time upon and during the continuance of an Event of Default, without demand or notice, Agent, any Lender, and any Participating Lender may set off the same or any part thereof or cause such set off to occur and apply the same to any liability or obligation of Borrowers and any Guarantor even though unmatured and regardless of the adequacy of any other Collateral securing the Obligations. Notwithstanding the foregoing, Agent and each Lender and Participating Lender agree with each other that it shall share any such set off on a Pro Rata basis with the Agent, other Lenders and Participating Lenders. ANY AND ALL RIGHTS TO REQUIRE AGENT, ANY LENDER OR ANY PARTICIPATING LENDER TO EXERCISE

ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

                  11.3.7 Agent may (and upon the direction of the Required Lenders, shall) appoint, remove and reappoint or cause to be appointed, removed and reappointed any person or persons, including an employee or agent of Agent, to be a receiver (the "Receiver") which term shall include a receiver and manager of, or agent for, all or any part of the Collateral. Any such Receiver shall, as far as concerns responsibility for his acts, be deemed to be the agent of Borrowers and not of Agent, and Agent shall not in any way be responsible for any misconduct, negligence or malfeasance of such Receiver, his employees or agents. Except as otherwise directed by Agent, all money received by such Receiver shall be received in trust for and paid to Agent. Such Receiver shall have all of the powers and rights of Agent described in this Section 11. Agent may, either directly or through its agents or nominees, exercise any or all powers and rights of a Receiver.

            11.4 Remedies Cumulative. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrowers contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any exhibit or schedule or in any Guaranty Agreement given to Agent or Lenders or contained in any other agreement between Agent, Lenders, and Borrowers, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrowers herein contained. The failure or delay of Agent or Lenders to require strict performance by Borrowers of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrowers to Agent and Lenders shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents shall be deemed to have been suspended or waived by Agent unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver is by an instrument in writing and is signed by a duly authorized representative of Agent and, where required, Lenders, and is directed to Borrowers.

SECTION 12. AGENT

            12.1 Appointment, Powers and Immunities. Each Lender hereby appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms of this Agreement and of the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term, as used in this sentence, shall include reference to its affiliates and to the officers, directors, employees and agents of the Agent and its affiliates):

                  12.1.1 Duties; Responsibilities. shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Lender;

                  12.1.2 Recitals, Statements, Presentations, Warranties. shall not be responsible to the Lenders for any recitals, statements, presentations or warranties contained in this Agreement or in any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Borrower or any other Person to perform any of its obligations hereunder or thereunder;

                  12.1.3 Litigation; Collection Proceedings. shall not, except to the extent expressly instructed by the Required Lenders, be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document; and

                  12.1.4 Actions or Omissions. shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence, bad faith or willful misconduct.

      The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Agent may deem and treat the payee of a Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Agent, together with the consent of the Borrowers to such assignment or transfer (to the extent provided in Section 12.10 hereof).

            12.2 Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Required Lenders or, if provided herein, in accordance with the instructions given by all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

            12.3 Defaults. Except with respect to Events of Default consisting of the failure to make regularly scheduled interest payments hereunder or the failure to repay all

      Revolving Credit Loans on the Revolving Credit Commitment Termination Date, the Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Agent has received notice from a Lender or the Borrowers specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Lenders. The Agent shall (subject to Sections 12.1 and 12.7 hereof) take such action with respect to such Default as shall be directed by the Required Lenders or all the Lenders (as provided in Section 13.3(vii)), provided that, unless and until the Agent shall have received such directions, the Agent may but shall not be obligated to take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all of the Lenders.

            12.4 Rights as a Lender. With respect to its Commitments and the Loans made by it, FCC (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. FCC (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Borrowers (and any of their Subsidiaries or Affiliates) as if it were not acting as Agent, and FCC (and any such successor) and its respective affiliates may accept fees and other consideration from the Borrowers for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

            12.5 Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed under Section 13.2 hereof, but without limiting the obligations of the Borrowers under said Section 13.2) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that the Borrowers are obligated to pay under Section 13.2 hereof, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the person to be indemnified.

            12.6 Non-Reliance on Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or under any other Loan Document. The Agent shall not be required to keep itself informed, as to the performance or observance by any Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the Properties or books of any Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of any Borrower (or any of their respective affiliates) that may come into the possession of the Agent or any of its affiliates.

            12.7 Failure to Act. Except for action expressly required of Agent hereunder and under the other Loan Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 12.5 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

            12.8 Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Borrowers. The Agent may be removed as Agent hereunder upon the written consent of all Lenders exclusive of the Agent upon the following: (i) willful misconduct in the performance of the Agent's duties or responsibilities under this Agreement as finally determined by a court of competent jurisdiction; (ii) if a receiver, trustee or conservator is appointed for the Agent or any state or federal regulatory authority assumes management or control of the Agent or if, under applicable law, the administrative or discretionary duties of the Agent hereunder become controlled by or subject to the approval of any state or federal regulatory authority; or (iii) in the event that Agent, in its capacity as a Lender, shall hold the lesser of $22,500,000 or fifteen percent (15%) of the Commitments for the Total Credit Facility. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent to such capacity (and in that connection, so long as no Event of Default shall have occurred and be continuing, subject to the consent of the Borrowers, not to be unreasonably withheld or delayed). If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after such removal or the retiring Agent's giving of notice of resignation then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent to such capacity, that shall be a bank with a combined capital and surplus of at least $250,000,000 (and in that connection, so long as no Event of Default shall have occurred and be continuing, subject to the consent of the Borrowers, not to be unreasonably withheld or delayed)). Upon the acceptance of any appointment as Agent hereunder by a successor Agent, (a) such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and (b) the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 12 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

            12.9 Consents under Other Loan Documents. Except as provided in
      Section 13.3 hereof, the Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the other Loan Documents.

            12.10 Assignments and Participations.

                  12.10.1 Borrowers. No Borrower may assign any of its rights or obligations hereunder or under the Notes or the other Loan Documents without the prior consent of all of the Lenders and the Agent.

                  12.10.2 Lenders. Each Lender may assign any of its Loans, its Note and its Commitment but only with the consent of the Borrowers and the Agent; provided that

                        (i) no such consent by the Borrowers or the Agent shall
                  be required in the case of any assignment to an Affiliate of any Lender, and no such consent by the Borrowers shall be required in the case of any assignment effected while a Default or an Event of Default has occurred and is continuing;

                        (ii) except to the extent the Borrowers and the Agent
                  shall otherwise consent, any such partial assignment (other than to another Lender) shall be in an amount at least equal to $5,000,000;

                        (iii) upon each such assignment, the assignor and
                  assignee shall deliver to the Borrowers and the Agent a Notice of Assignment;

                        (iv) no consent required of the Borrowers or the Agent
                  under this Section 12.10 shall be unreasonably withheld or delayed; and

                        (v) upon such assignment the assignor shall pay to the
                  Agent for its own account an assignment fee in the amount of $3,500.00.

                  Upon execution and delivery by the assignor and the assignee to the Borrowers and the Agent of such Notice of Assignment and upon the consent thereto by the Borrowers and the Agent, the assignment shall be effective and the assignee shall have, to the extent of such assignment (unless otherwise consented to by the Borrowers and the Agent), the obligations, rights and benefits of a Lender hereunder holding the Commitment(s) and Loans (or portions thereof) assigned to it and specified in such Notice of Assignment (in addition to the Commitment(s) and Loans, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitment(s) (or portion(s) thereof) so assigned.

                  12.10.3 Participants. Each Lender shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Borrowers, the Agent, or any other Lender, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in such Lender's obligations to lend hereunder and/or any or all of the Loans held by such Lender hereunder. In the event of any such grant by a Lender of a participating interest to a Participant, whether or not upon notice to the Borrowers, the Agent, or any other Lender, (i) such Lender shall be responsible for the performance of its obligations hereunder and the Borrowers, Agent, and other Lenders shall continue to deal solely and directly with such Lender in connection with the Agent's and Lenders' rights and obligations hereunder; (ii) each such Participant shall be entitled to the benefit of the cost protection and setoff provisions set forth herein.

                  12.10.4 Additional Permitted Assignments and Participations. In addition to the assignments and participations permitted under the foregoing provisions of this Section 12.10, any Lender may (without notice to the Borrowers, the Agent or any other Agent or Lender and without payment of any fee) (i) assign and pledge all or any portion of its Loans, and Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank; and (ii) assign all or any portion of its rights under this Agreement and its Loans, and Note to an Affiliate of such Lender provided that the Borrowers shall not be required to pay any increase in the cost of borrowing as a result of such assignment and LIBOR Advances must continue to be made available by such Assignee.

                  12.10.5 Information. A Lender may furnish any information concerning the Borrowers in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants). Each Borrower agrees that it will use its best efforts to assist and cooperate with any Lender in any manner reasonably requested by any such Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation, assisting in the preparation of appropriate disclosure documents

                  12.10.6 No Assignments to Borrowers or Affiliates. Anything in this Section 12.10 to the contrary notwithstanding, no Lender may assign or participate any interest in any Commitment or Loan held by it hereunder to any Borrower or any of its respective Affiliates or Subsidiaries, and Borrowers shall not, and shall not permit any of their Subsidiaries to, acquire any such interest in any Commitment or Loan, without the prior consent of each Lender.

SECTION 13. MISCELLANEOUS

            13.1 Power of Attorney. Each Borrower hereby irrevocably designates, makes, constitutes and appoints Agent (and all Persons designated by Agent) as such Borrower's true and lawful attorney (and agent-in-fact) and Agent may, without notice to such Borrower and in either of such Borrower's or Agent's name, but at the cost and expense of Borrowers:

                  13.1.1 At such time or times as Agent, in its sole discretion, may determine, endorse such Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or Agent or under Agent's or any Lender's control.

                  13.1.2 At such time or times upon or after the occurrence of an Event of Default as Agent in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrowers' rights and remedies with respect to the collection of the Accounts;
(ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Agent deem advisable and, at Agent's option, with all warranties regarding the Collateral disclaimed; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrowers' name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrowers and to notify postal authorities to change the address for delivery thereof to such address as Agent may designate;
(vii) endorse the name of Borrowers upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Agent for the benefit of Lenders on account of the Obligations; (viii) endorse the name of Borrowers upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use Borrowers' stationery and sign the name of Borrowers to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, Equipment and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Agent's determination, to fulfill Borrowers' obligations under this Agreement.

            13.2 Indemnity. Borrowers hereby agree to indemnify the Agent, each Lender, their affiliates and their respective directors, officers, employees, attorneys and agents from, and hold each of them harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by any of them (including reasonable attorneys fees and legal expenses) as the result of Borrowers' failure to observe, perform or discharge Borrowers' duties hereunder or under any of the Loan Documents or the transactions contemplated thereby. In addition, Borrowers shall defend the Agent, each Lender, their affiliates and their respective directors, officers, employees, attorneys and agents from, against and save them harmless from all claims of any Person with respect to the Collateral or under the Loan Documents or the transactions contemplated thereby. Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Agent or any Lender by any Person under any Environmental Laws or similar laws by reason of Borrowers' or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Notwithstanding any contrary provision in this Agreement, the obligation of Borrowers under this Section 13.2 shall survive the payment in full of the Obligations and the termination of this Agreement.

            13.3 Modification of Agreement. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by the Agent, the Borrowers and the Required Lenders, or by the Borrowers and the Agent acting with the consent of the Required Lenders, and any provision of this Agreement may be waived by the Required Lenders and the Agent or by the Agent acting with the consent of the Required Lenders; provided that: (a) no modification, supplement or waiver shall, unless by an instrument signed by all of the Lenders or by the Agent acting with the consent of all of the Lenders: (i) increase, or extend the term of any of the Commitments, (ii) reduce the rate at which interest is payable on the Loans, (iii) alter the dates specified for payment of principal and interest on the Loans or the rights or obligations of the Borrowers to prepay Loans or extend the Maturity Date, (iv) alter the terms of this
      Section 13.3, (v) modify the definition of the term "Required Lenders", or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, (vi) release all or any substantial portion of the Collateral (except as required under the terms of the Loan Documents), (vii) modify or amend subsection 1.1.3 relating to use of proceeds; (viii) waive any Event of Default arising out of the failure to timely pay principal and interest on the Loans or any fee payable to the Lenders hereunder or waive any Event of Default relating to any unauthorized disposition of any material Collateral; or (ix) or release any Borrower or any Guarantor; and (b) any modification or supplement of
      Section 12 hereof shall require the consent of the Agent.

                  In the event that Agent or the Required Lenders request the consent of any Lender to any approval, consent, amendment, waiver or other action under this Agreement or with respect to the Loans, and such Lender (a "Non-Consenting Lender") fails to timely give its consent then any Lender which does timely consent to such approval, consent, amendment, waiver or other action (a "Consenting Lender") shall have the right, but not the obligation, in its respective, sole and absolute discretion, to acquire (x) for no cash consideration (pro rata, based on the respective Commitments of those Consenting Lenders electing to exercise such right) the Non-Consenting Lender's Commitment to fund future Revolving Credit Loans; and (y) for consideration equal to the amount of the outstanding Revolving Credit Loans from such Non-Consenting Lender (pro rata, based on the respective Commitments of those Consenting Lenders electing to exercise such right) the Non-Consenting Lender's rights with respect to outstanding Revolving Credit Loans (the rights purchased under clauses (x) and (y), the "Acquired Rights"), but only if, in the aggregate, all of the Non-Consenting Lender's rights with respect to outstanding Revolving Credit Loans and Commitments are acquired hereunder by on or more Consenting Lenders. Upon any such purchase of the pro rata share of any Non-Consenting Lender's Acquired Rights, the Non-Consenting Lender's rights with respect to outstanding Revolving Credit Loans, Commitment, share in future Revolving Credit Loans, and rights under Loan Documents with respect thereto shall terminate on the day of purchase (other than indemnification rights that survive termination of the Commitments under Section 13.2 hereof and rights to receive accrued by unpaid interest and fees through the date of purchase), and the Non-Consenting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interests (other than indemnification rights that survive termination of the Commitments under Section 13.2 hereof and rights to receive accrued by unpaid interest and fees through the date of purchase), including, if so requested a Notice of Assignment (provided that the assignment fee in connection with such Notice of Assignment shall not be charged).

            13.4 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

            13.5 Successors and Assigns. Subject to the provisions of Section
      12.10 hereof, this Agreement, the Other Agreements and the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrowers, Agent and Lenders.

            13.6 Cumulative Effect; Conflict of Terms. The provisions of the Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in
      Section 3.2 hereof and except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

            13.7 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

            13.8 Notice. Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, one (1) Business Day after deposit in the mail, postage prepaid, or with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:


      If to Agent:                 c/o Fleet Capital Corporation

                                   200 Glastonbury Boulevard
                                   Glastonbury, Connecticut  06033
                                   Attention: Loan Administration Manager
                                   Facsimile No.: (860) 657-7759

      With a copy to:              Brown Rudnick Freed & Gesmer, P.C.
                                   One Financial Center
                                   Boston, MA 02111
                                   Attention: Jeffery L. Keffer, Esq.
                                   Facsimile No.: (617) 856-8201


      If to Borrowers:             United Natural Foods, Inc.
                                   260 Lake Road
                                   Dayville, CT 06241
                                   Attention: Todd Weintraub, Chief Financial
                                   Officer
                                   Facsimile No.: (860) 779-5678

      With a copy to:              Cameron & Mittleman LLP
                                   56 Exchange Terrace
                                   Providence, RI  02903
                                   Attention:  Joseph F. Whinery, Esq.
                                   Facsimile No.: (401) 331-5787

      If to any Lender:            To the address set forth on the signature
                                   page hereto, or on the Notice of Assignment executed by such Lender, whichever is applicable.

or to such other address as each party may designate for itself by notice given in accordance with this Section 13.8; provided, however, that any notice, request or demand to or upon Agent pursuant to subsection 3.1.1 or 5.2.2 hereof shall not be effective until received by Agent.

            13.9 Credit Inquiries. Borrowers hereby authorize and permit Agent or any Lender to respond to usual and customary credit inquiries from third parties concerning Borrowers or any of their Subsidiaries or any Guarantor.

            13.10 Time of Essence. Time is of the essence of this Agreement, the Other Agreements and the Security Documents.

            13.11 Joint and Several Liability. All Loans, Letters of Credit and LC Guaranties made or issued hereunder are made to or for the benefit of each of the Borrowers. The Borrowers are jointly and severally, directly and primarily liable for the full and indefeasible payment when due and performance of all Obligations and for the prompt and full payment and performance of all of the promises, covenants, representations, and warranties made or undertaken by each Borrower under this Agreement and the Loan Documents and Borrowers agree that such liability is independent of the duties, obligations, and liabilities of each of the joint and several Borrowers. In furtherance of the foregoing, each Borrower jointly and severally, absolutely and unconditionally guaranties to Agent and Lenders and agrees to be liable for the full and indefeasible payment and performance when due of all the Obligations. This guarantee is a continuing guarantee, and shall apply to all Obligations whenever arising.

            13.12 Suretyship Waivers and Consents.

                  (i) Each Borrower acknowledges that the obligations of such
            Borrower undertaken herein might be construed to consist, at least in part, of the guaranty of obligations of persons other than such Borrower (including the other Borrowers) and, in full recognition of that fact, each Borrower consents and agrees that Agent and Lenders may, at any time and from time to time, without notice or demand (except as provided in and in accordance with the terms of this Agreement), whether before or after any actual or purported termination, repudiation or revocation of this Agreement by any Borrower, and without affecting the enforceability or continuing effectiveness hereof as to each Borrower: (a) increase, extend, or otherwise change the time for payment or the terms of the Obligations or any part thereof; (b) supplement, restate, modify, amend, increase, decrease, or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof, this Agreement, or any of the Loan Documents or any additional security or guarantees, or any condition, covenant, default, remedy, right, representation, or term thereof or thereunder; (c) accept new or additional instruments, documents, or agreements in exchange for or relative to any of the loan Documents or the Obligations or any part thereof; (d) accept partial payments on the Obligations; (e) receive and hold additional security or guarantees for the Obligations or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer, or enforce any Collateral, security or guarantees, and apply any Collateral or security and direct the order or manner of sale thereof as Agent in its sole and absolute discretion may determine; (g) release any person from any personal liability with respect to the Obligations or any part thereof; (h) settle, release on terms satisfactory to Agent or by operation of applicable laws or otherwise liquidate or enforce any Obligations and any Collateral or security therefor or guaranty thereof in any manner, consent to the transfer of any Collateral or security and bid and purchase at any sale; or (i) consent to the merger, change, or any other restructuring or termination of the corporate or partnership existence of any Borrower, and correspondingly restructure the Obligations, and any such merger, change, restructuring, or termination shall not affect the liability of any Borrower or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations.

                  (ii) Agent may enforce this Agreement independently as to each
            Borrower and independently of any other remedy or security Agent at any time may have or hold in connection with the Obligations, and it shall not be necessary for Agent to marshal assets in favor of any Borrower or to proceed upon or against or exhaust any Collateral or security or remedy before proceeding to enforce this Agreement. Each Borrower expressly waives any right to require Agent to marshal assets in favor of any Borrower or any guarantor of the Obligations or to proceed against any other Borrower, and agrees that Agent may proceed against Borrowers or any Collateral in such order as Lender shall determine in its sole and absolute discretion.

                  (iii) Agent may file a separate action or actions against any
            Borrower, whether such action is brought or prosecuted with respect to any security or against any guarantor of the Obligations, or whether any other person is joined in any such action or actions.

            Each Borrower agrees that Agent and each Borrower and any affiliate of any Borrower may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the continuing enforceability of this Agreement. Each Borrower, as a joint and several Borrower hereunder, expressly waives the benefit of any statute of limitations affecting its joint and several liability hereunder or the enforcement of the Obligations or any rights of Agent created or granted herein.

                  (iv) Agent's and Lenders' rights hereunder shall be reinstated
            and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Agent or any Lender, all as though such amount had not been paid. The rights of Agent created or granted herein and the enforceability of this Agreement at all times shall remain effective to cover the full amount of all the Obligations even though the Obligations, including any part thereof or any Collateral, other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any Borrower and whether or not any Borrower shall have any personal liability with respect thereto.

                  (v) Each Borrower expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of any other Borrower with respect to the Obligations;
            (b) the unenforceability or invalidity of any security or guaranty for the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations; (c) the cessation for any cause whatsoever of the liability of any Borrower (other than by reason of the full payment and performance of all Obligations as required herein); (d) any failure of Agent to marshall assets in favor of any Borrower; (e) any failure of Agent to give notice to any Borrower of sale or other disposition of Collateral of another Borrower or any defect in any notice that may be given in connection with any such sale or disposition of Collateral of any Borrower securing the Obligations;
            (f) any failure of Agent to comply with applicable law in connection with the sale or other disposition of any Collateral or other security of any Borrower, for any Obligation, including any failure of Lender to conduct a commercially reasonable sale or other disposition of any Collateral or other security of any Borrower for any Obligation; (g) any act or omission of Agent or others that directly or indirectly results in or aids the discharge or release of any Borrower or the Obligations of any Borrower or any security or guaranty therefor by operation of law or otherwise; (h) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation;
            (i) any failure of Agent to file or enforce a claim in any bankruptcy or other proceeding with respect to any Borrower; (j) the avoidance of any lien or security interest in assets of any Borrower in favor of Agent for any reason; or (k) any action taken by Agent that is authorized by this section or any other provision of any Loan Document. Until such time, if any, as all of the Obligations have been indefeasibly paid and performed in full and no portion of any commitment of Lenders to Borrowers under any Loan Document remains in effect, each Borrowers' indebtedness, claims and rights of subrogation, contribution, reimbursement, or indemnity against the other Borrowers shall be fully and completely subordinated to the indefeasible repayment in full of the Obligations, and each Borrower expressly waives until such indefeasible payment any right to enforce any remedy that it now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any Collateral now or hereafter held by Agent.

                  (vi) To the fullest extent permitted by applicable law, each
            Borrower expressly waives and agrees not to assert, any and all defenses in its favor based upon an election of remedies by Agent or Lenders which destroys, diminishes, or affects such Borrower's subrogation rights against the other Borrowers, or against any Guarantor, and/or (except as explicitly provided for herein) any rights to proceed against each other Borrower, or any other party liable to Lender, for reimbursement, contribution, indemnity, or otherwise.

                  (vii) Borrowers and each of them warrant and agree that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy, or otherwise adversely affect rights which Borrowers otherwise may have against each other, Agent, any Lender, or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

            13.13 Contribution Agreement. As an inducement to Agent and Lenders to enter into this Agreement and to make the Loans and extend credit to the Borrowers, each Borrower agrees to indemnify and hold the other harmless from and each shall have a continuing right of contribution against the other Borrowers, if and to the extent that a Borrower makes or is caused to make disproportionate payments in excess of that Borrower's Proportionate Share (as defined below) of the Loans or contributions (from dispositions of its assets or otherwise) to the repayment and satisfaction of the Obligations. These indemnification and contribution obligations shall be unconditional and continuing obligations of the Borrowers and shall not be waived, rescinded, modified, limited or terminated in any way whatsoever without the prior written consent of Lender, in its sole discretion. For purposes hereof, the Proportionate Share of a Borrower shall mean a fraction in which the numerator is the Net Worth of a Borrower on the date of this Agreement and the denominator is the Consolidated Net Worths of all the Borrowers on such date.

            13.14 Entire Agreement. This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

            13.15 Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

            13.16 GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN HARTFORD, CONNECTICUT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN CONNECTICUT, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF AGENT'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF AGENT'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF CONNECTICUT. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWERS, AGENT OR LENDERS, BORROWERS HEREBY CONSENT AND AGREE THAT THE SUPERIOR COURT OF HARTFORD, CONNECTICUT, OR, AT AGENT'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWERS AND LENDERS OR AGENT PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWERS EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWERS HEREBY WAIVE ANY OBJECTION WHICH BORROWERS MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWERS HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWERS AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWERS' ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF AGENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY AGENT

      OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

            13.17 WAIVERS BY BORROWERS. BORROWERS WAIVE (i) THE RIGHT TO TRIAL BY JURY (WHICH AGENT AND EACH LENDER HEREBY ALSO WAIVE) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; (ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY AGENT OR LENDERS ON WHICH BORROWERS MAY IN ANY WAY BE LIABLE AND HEREBY RATIFY AND CONFIRM WHATEVER AGENT OR LENDERS MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING AGENT OR LENDERS TO EXERCISE ANY OF THEIR REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (v) NOTICE OF ACCEPTANCE HEREOF; AND (vi) EXCEPT AS PROHIBITED BY LAW, ANY RIGHT TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER ACKNOWLEDGE THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO AGENT AND LENDERS' ENTERING INTO THIS AGREEMENT AND THAT EACH LENDER AND AGENT IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWERS. BORROWERS WARRANT AND REPRESENT THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

            13.18 Waiver. No failure on the part of the Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  Borrowers irrevocably waive, to the fullest extent permitted by applicable law, any claim that any action or proceeding commenced by the Agent or any Lender relating in any way to this Agreement should be dismissed or stayed by reason, or pending the resolution, of any action or proceeding commenced by Borrowers relating in any way to this Agreement whether or not commenced earlier. To the fullest extent permitted by applicable law, the Borrowers shall take all measures necessary for any such action or proceeding commenced by the Agent or any Lender to proceed to judgment prior to the entry of judgment in any such action or proceeding commenced by any Borrowers.

            13.19 PREJUDGMENT REMEDIES. EACH BORROWER HEREBY WAIVES SUCH RIGHTS AS IT MAY HAVE TO NOTICE AND/OR HEARING UNDER ANY APPLICABLE FEDERAL OR STATE LAWS INCLUDING, WITHOUT LIMITATION, CONNECTICUT GENERAL STATUTES SECTIONS 52-278A, ET-SEQ., AS AMENDED, PERTAINING TO THE EXERCISE BY AGENT OR ANY LENDER OF SUCH RIGHTS AS THE AGENT OR ANY LENDER MAY HAVE INCLUDING, BUT NOT LIMITED TO, THE RIGHT TO SEEK PREJUDGMENT REMEDIES AND/OR DEPRIVE BORROWERS OF OR AFFECT THE USE OF OR POSSESSION OR ENJOYMENT OF BORROWERS' PROPERTY PRIOR TO THE RENDITION OF A FINAL JUDGMENT AGAINST A BORROWER. EACH BORROWER FURTHER WAIVES ANY RIGHT IT MAY HAVE TO REQUIRE LENDER TO PROVIDE A BOND OR OTHER SECURITY AS A PRECONDITION TO OR IN CONNECTION WITH ANY PREJUDGMENT REMEDY SOUGHT BY AGENT OR ANY LENDER.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                  Signature Pages to Loan and Security Agreement

      IN WITNESS WHEREOF, this Agreement has been duly executed in Hartford, Connecticut, on the day and year specified at the beginning of this Agreement.


WITNESS/ATTEST:                        UNITED NATURAL FOODS, INC.


                                       By: /s/  MICHAEL S. FUNK
--------------------------------           ------------------------------------
                                           Name:  Michael S. Funk
                                           Title: Chief Executive Office and
                                                  Vice Chairman of the Board


WITNESS/ATTEST:                        MOUNTAIN PEOPLE'S WAREHOUSE
                                       INCORPORATED


                                       By: /s/  MICHAEL S. FUNK
--------------------------------           ------------------------------------
                                           Name:  Michael S. Funk
                                           Title: Chief Executive Office and
                                                  Vice Chairman of the Board


WITNESS/ATTEST:                        NUTRASOURCE, INC.


                                       By: /s/  MICHAEL S. FUNK
--------------------------------           ------------------------------------
                                           Name:  Michael S. Funk
                                           Title: Chief Executive Office and
                                                  Vice Chairman of the Board


WITNESS/ATTEST:                        RAINBOW NATURAL FOODS, INC.


                                       By: /s/  MICHAEL S. FUNK
--------------------------------           ------------------------------------
                                           Name:  Michael S. Funk
                                           Title: Chief Executive Office and
                                                  Vice Chairman of the Board

                                  Signature Pages to Loan and Security Agreement

WITNESS/ATTEST:                        STOW MILLS, INC.


                                       By: /s/  MICHAEL S. FUNK
--------------------------------           ------------------------------------
                                           Name:  Michael S. Funk
                                           Title: Chief Executive Office and
                                                  Vice Chairman of the Board


WITNESS/ATTEST:                        UNITED NATURAL FOODS OF
                                       PENNSYLVANIA, INC.


                                       By: /s/  MICHAEL S. FUNK
--------------------------------           ------------------------------------
                                           Name:  Michael S. Funk
                                           Title: Chief Executive Office and
                                                  Vice Chairman of the Board

                                  Signature Pages to Loan and Security Agreement

Accepted in Glastonbury, Connecticut
on August 28, 2001

FLEET CAPITAL CORPORATION, as Administrative Agent


By: /s/  HOWARD HANDMAN
    -------------------
    Name: Howard Handman
    Title: Senior Vice President


FLEET CAPITAL CORPORATION, as a Lender     Commitment Amount:  $27,500,000


By: /s/  HOWARD HANDMAN
    -------------------
    Name: Howard Handman
    Title: Senior Vice President

Notice Address
and Applicable
Lending Office: 200 Glastonbury Boulevard
                Glastonbury, CT  06033

                                  Signature Pages to Loan and Security Agreement

CITIZENS BANK OF MASSACHUSETTS, as
Syndication Agent

By /s/ DAVID N. PAIKIN
   -------------------
   Name: David N. Paikin
   Title: Vice President


CITIZENS BANK OF MASSACHUSETTS, as a Lender


By: /s/ DAVID N. PAIKIN
    -------------------
    Name: David N. Paikin
    Title: Vice President


Notice Address                             Commitment Amount: $25,000,000
and Applicable
Lending Office:  53 State Street
                 Boston, MA  02109

                                  Signature Pages to Loan and Security Agreement

U.S. BANK NATIONAL ASSOCIATION, as Documentation Agent


By: /s/ JOHN BALL
    -------------
    Name: John Ball
    Title: Vice President


U.S. BANK NATIONAL ASSOCIATION, as a Lender


By: /s/ JOHN BALL
    -------------
    Name: John Ball
    Title: Vice President

Notice Address                             Commitment Amount: $22,500,000
and Applicable
Lending Office: 950 17th Street
                Suite 350
                Denver, CO  80202

                                  Signature Pages to Loan and Security Agreement

PNC BANK, NATIONAL ASSOCIATION, a Lender


By: /s/ STEPHEN P. KANARIAN
    -----------------------
    Name: Stephen P. Kanarian
    Title: Vice President

Notice Address                             Commitment Amount: $22,500,000
and Applicable
Lending Office: 125 High Street
                Oliver Tower, 16th Floor
                Boston, MA  02110

                                  Signature Pages to Loan and Security Agreement

NATIONAL CITY BANK, a Lender


By: /s/ LYLE P. CUNNINGHAM
    ---------------------
    Name: Lyle P. Cunningham
    Title: Vice President


Notice Address                             Commitment Amount: $15,000,000
and Applicable
Lending Office: One South Broad Street
                Philadelphia, PA  19107

                                  Signature Pages to Loan and Security Agreement

SOVEREIGN BANK, a Lender


By: /s/ CHRISTOPHER T. PHELAN
    -------------------------
    Name: Christopher T. Phelan
    Title: Senior Vice President


Notice Address                             Commitment Amount: $12,500,000
and Applicable
Lending Office: 100 Pearl Street
                Hartford, CT  06103

                                  Signature Pages to Loan and Security Agreement

FIRST PIONEER FARM CREDIT, ACA, a Lender


By: /s/ JAMES M. PAPAI
    ------------------
    Name: James M. Papai
    Title: Vice President


Notice Address                             Commitment Amount: $10,000,000
and Applicable
Lending Office: 174 South Road
                Enfield, CT  06082

                                  Signature Pages to Loan and Security Agreement

ISRAEL DISCOUNT BANK
OF NEW YORK, a Lender


By: /s/ AMIR BARASH
    ---------------
    Name: Amir Barash
    Title: Vice President


By: /s/ ALFRED J. FRANCO
    --------------------
    Name: Alfred J. Franco
    Title: Vice President


Notice Address                             Commitment Amount: $5,000,000
and Applicable
Lending Office: 511 Fifth Avenue
                New York, NY  10017

                                  Signature Pages to Loan and Security Agreement

WEBSTER BANK, a Lender


By: /s/ MATTHEW RILEY
    -----------------
    Name: Matthew Riley
    Title: Senior Vice President


Notice Address                             Commitment Amount: $10,000,000
and Applicable
Lending Office: 80 Elm Street
                New Haven, CT  06510

                                  Signature Pages to Loan and Security Agreement

FLEET SECURITIES, INC., as Arranger


By: /s/ GREGORY F. MATHIS
    ---------------------
    Name: Gregory F. Mathis
    Title: Managing Director


Notice Address: 590 Madison Avenue
                31st Floor
                New York, NY  10022

                                  Signature Pages to Loan and Security Agreement

STATE OF ________________)
                         ) ss:                             August ____, 2001
COUNTY OF                )

      Before me, personally appeared _______________, _______________ of United Natural Foods, Inc., who executed the foregoing Loan and Security Agreement and acknowledged the same to be his free act and deed, and the free act and deed of said corporation.


                                    ____________________________________________
                                    Notary Public
                                    My commission expires: _____________________
                                    Commissioner of the Superior Court


STATE OF ________________)
                         ) ss:                             August ____, 2001
COUNTY OF                )

      Before me, personally appeared _______________, _______________ of
Mountain People's Warehouse Incorporated, who executed the foregoing Loan and Security Agreement and acknowledged the same to be his free act and deed, and the free act and deed of said corporation.


                                    ____________________________________________
                                    Notary Public
                                    My commission expires: _____________________
                                    Commissioner of the Superior Court

                                  Signature Pages to Loan and Security Agreement

STATE OF ________________)
                         ) ss:                             August ____, 2001
COUNTY OF                )

      Before me, personally appeared _______________, _______________ of
NutraSource, Inc., who executed the foregoing Loan and Security Agreement and acknowledged the same to be his free act and deed, and the free act and deed of said corporation.


                                    ____________________________________________
                                    Notary Public
                                    My commission expires: _____________________
                                    Commissioner of the Superior Court


STATE OF _______________ )
                         ) ss:                             August ____, 2001
COUNTY OF                )

      Before me, personally appeared _______________, _______________ of Rainbow Natural Foods, Inc., who executed the foregoing Loan and Security Agreement and acknowledged the same to be his free act and deed, and the free act and deed of said corporation.


                                    ____________________________________________
                                    Notary Public
                                    My commission expires: _____________________
                                    Commissioner of the Superior Court


STATE OF ________________)
                         ) ss:                             August ____, 2001
COUNTY OF                )

      Before me, personally appeared _______________, _______________ of Stow Mills, Inc., who executed the foregoing Loan and Security Agreement and acknowledged the same to be his free act and deed, and the free act and deed of said corporation.


                                    ____________________________________________
                                    Notary Public
                                    My commission expires: _____________________
                                    Commissioner of the Superior Court

                                  Signature Pages to Loan and Security Agreement

STATE OF ________________)
                         ) ss:                             August ____, 2001
COUNTY OF                )

      Before me, personally appeared _______________, _______________ of United Natural Foods of Pennsylvania, Inc., who executed the foregoing Loan and Security Agreement and acknowledged the same to be his free act and deed, and the free act and deed of said corporation.


                                    ____________________________________________
                                    Notary Public
                                    My commission expires: _____________________
                                    Commissioner of the Superior Court

                                   APPENDIX A


                               GENERAL DEFINITIONS

      When used in the Loan and Security Agreement dated as of August ___, 2001, by and among United Natural Foods, Inc., Mountain People's Warehouse Incorporated, NutraSource, Inc., Rainbow Natural Foods, Inc., Stow Mills, Inc., and United Natural Foods Pennsylvania, Inc. (collectively, the "Borrowers"), the Lenders identified on the signature pages under the caption "Lenders" therein, Fleet Capital Corporation as agent for the Lenders ("Agent"), Fleet Securities, Inc. as arranger for the Lenders ("Arranger"), U.S. Bank National Association as documentation agent for the Lenders ("Documentation Agent") and Citizens Bank of Massachusetts as syndication agent for the Lenders ("Syndication Agent") (the "Agent") (the "Agreement") (a) the terms Account, Certificated Security, Chattel Paper, Deposit Account, Document, Equipment, Financial Asset, Fixture, General Intangibles, Goods, Instrument, Inventory, Investment Property, Security, Proceeds, Security Entitlement and Uncertificated Security have the respective meanings assigned thereto under the UCC (as defined below); (b) the terms Commercial Tort Claims, Electronic Chattel Paper, Health-Care-Insurance Receivables, Letter-of-Credit Rights, Payment Intangibles, Software, Supporting Obligations and Tangible Chattel Paper have the respective meanings assigned thereto in the UCC Revisions (as defined below); (c) all terms indicating Collateral having the meanings assigned thereto under the UCC or the UCC Revisions shall be deemed to mean such Property, whether now owned or hereafter created or acquired by Borrowers or in which Borrowers now have or hereafter acquire any interest; (d) capitalized terms which are not otherwise defined have the respective meanings assigned thereto in said Loan and Security Agreement; and (e) the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

            Account Debtor - any Person who is or may become obligated on or under or on account of any Account, Contract Right, Chattel Paper or General Intangible.

            Advance Date - as defined in Section 4.4.1 of the Agreement.

            Affiliate - a Person (other than a Subsidiary): (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; (ii) which beneficially owns or holds five percent (5%) or more of any class of the Voting Stock of a Person; or (iii) five percent (5%) or more of the Voting Stock (or in the case of a Person which is not a corporation, five percent (5%) or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession , directly or indirectly, of power to direct or cause the direction of management or policies whether through ownership of securities or other ownership interests of the Borrowers by contract or otherwise.

            Agent - Fleet Capital Corporation and its successors and assigns.

            Agreement - the Loan and Security Agreement referred to in the first sentence of this Appendix A, all Exhibits and Schedules thereto and this Appendix A.

            Applicable Lending Office - for each Lender and for each type of Loan, the Lending office of such Lender (or of an affiliate of such Lender) designated for such type of Loan on the signature pages hereof or on the Notice of Assignment (as applicable) or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrowers as the office by which its Loans of such type are to be made and maintained.

            Applicable Base Rate Margin; Applicable LIBOR Margin - determined by the ratio of total Consolidated Indebtedness for Money Borrowed of Borrowers ("Total Debt") to EBITDA for the most recently completed period of four (4) consecutive fiscal quarters for which financial reports have been (or are required to have been) furnished to Lenders as follows:

                       Ratio of Total     Applicable LIBOR    Applicable Base
       Level           Debt to EBITDA          Margin            Rate Margin
       -----           --------------          ------            -----------

                       Greater than or
         I             equal to 2.50x           1.75%               0.25%

                       Greater than or
                     equal to 1.50x and
        II*            less than 2.50x          1.50%               0.00%

        III            Less than 1.50x          1.25%               0.00%

      * The Applicable Base Rate Margin and Applicable LIBOR Margin will be at Level II for the first six (6) months from the date of hereof. Thereafter the Applicable Base Rate Margin and the Applicable LIBOR Margin shall be adjusted quarterly according to the above performance based grid; provided, that if financial reports are not timely delivered to Lenders on and after the date which is six (6) months from the date hereof or thereafter, when required under the Agreement, the Applicable Base Rate Margin and the Applicable LIBOR Margin will be at Level I.

            Availability - the amount of money which Borrowers are entitled to borrow from time to time as Revolving Credit Loans, such amount being the difference derived when the sum of the principal amount of Revolving Credit Loans then outstanding (including any amounts which any Lender may have paid for the account of Borrowers pursuant to any of the Loan Documents and which have not been reimbursed by Borrowers) and the LC Amount is subtracted from the Borrowing Base. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is zero (0).

            Bank - Fleet National Bank.
            ----

            Base Rate - the rate of interest announced or quoted by Bank from time to time as its prime rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

            Base Rate Advances - any Loan bearing interest computed by reference to the Base Rate.

            Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

                  (i) $150,000,000; or

                  (ii)  an amount equal to:

                        (a) 85% of the net amount of Eligible Accounts
                  outstanding at such date; PLUS

                        (b) the lesser of (1) $90,000,000 or (2) 60%, of the
                  value of Eligible Inventory at such date calculated on the basis of the lower of cost or market with the cost of raw materials and finished goods calculated on a first-in, first-out basis.

            For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Agent's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time.

            Borrowing Base Certificate - a certificate by a responsible officer of each Borrower, substantially in the form of Exhibit R (or another form acceptable to Lenders) setting forth the calculation of the Borrowing Base, including a calculation of each component thereof, all in such detail as shall be satisfactory to Agent. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by Borrowers and certified to Agent; provided, that Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation after giving notice thereof to the Borrowers, (1) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and (2) to the extent that such calculation is not in accordance with this Agreement.

            Business Day - any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Connecticut or is a day on which banking institutions located in such state are closed.

            Capital Expenditures - expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

            Capitalized Lease Obligation - any Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

            Closing Date - the date on which all of the conditions precedent in
      Section 10 of the Agreement are satisfied and the initial Loan is made or the initial Letter of Credit or LC Guaranty is issued under the Agreement.

            Collateral - all of the Property and interests in Property described in Section 6 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

            Commercial Letter of Credit - a Letter of Credit issued for the purpose of packaging goods.

            Computer Hardware and Software - all of Borrowers' rights (including rights as licensee and lessee) with respect to (i) computer and other electronic data processing hardware, including all integrated computer systems, central processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (ii) all Software and all software programs designed for use on the computers and electronic data processing hardware described in clause (i) above, including all operating system software, utilities and application programs in any form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) any firmware associated with any of the foregoing; and (iv) any documentation for hardware, Software and firmware described in clauses (i), (ii) and (iii) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

            Commitments - means the Revolving Credit Commitments.

            Consolidated - the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

            Contract Right - any right of Borrowers to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

            Current Assets - at any date means the amount at which all of the current assets of a Person would be properly classified as current assets shown on a balance sheet at such date in accordance with GAAP.

            Default - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

            Default Rate - as defined in subsection 2.1.2 of the Agreement.

            Delinquent Lender - as defined in subsection 4.4.2 of the Agreement.

            Distribution - in respect of any corporation means and includes: (i) the payment of any dividends or other distributions on capital stock of the corporation (except distributions in such stock) and (ii) the redemption or acquisition of Securities unless made contemporaneously from the net proceeds of the sale of Securities.

            Dominion Account - a special account established by Borrower pursuant to the Agreement at a bank selected by Borrower, but acceptable to Agent in its reasonable discretion, and over which Agent on behalf of each of the Lenders shall have sole and exclusive access and control for withdrawal purposes.

            EBITDA - with respect to any fiscal period, the sum of Borrowers' Consolidated net earnings (or loss) before interest expense, taxes depreciation and amortization for said period as determined in accordance with GAAP.

            Eligible Account - an Account arising in the ordinary course of any Borrower's business from the sale of goods or rendition of services which Agent, in its sole credit judgment, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:

                  (i) it arises out of a sale made by any Borrower to a
            Subsidiary or an Affiliate of any Borrower or to a Person controlled by an Affiliate of any Borrower; or

                  (ii) it is unpaid for more than sixty (60) days after the
            original due date shown on the invoice; or

                  (iii) it is due or unpaid more than ninety (90) days after the original invoice date; or

                  (iv) 50% or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; or

                  (v) the total unpaid Accounts of the Account Debtor exceed 20%
            of the net amount of all Eligible Accounts, to the extent of such excess; or

                  (vi) any covenant, representation or warranty contained in the
            Agreement with respect to such Account has been breached; or

                  (vii) the Account Debtor is also a Borrower's creditor or
            supplier, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to any Borrower, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor; or

                  (viii) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be Solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

                  (ix) it arises from a sale to an Account Debtor outside the
            United States, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Agent in its sole discretion; or

                  (x) it arises from a sale to the Account Debtor on a
            bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; or

                  (xi) the Account Debtor is the United States of America or any
            department, agency or instrumentality thereof, unless Borrowers assign their right to payment of such Account to Agent for the account of Lenders, in a manner satisfactory to Agent, so as to comply with the Assignment of Claims Act of 1940 (31 U.S.C.ss.203 et seq., as amended); or

                  (xii) the Account is subject to a Lien other than a Permitted
            Lien; or

                  (xiii) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by Borrowers and accepted by the Account Debtor or the Account otherwise does not represent a final sale; or

                  (xiv) the Account is evidenced by chattel paper or an
            instrument of any kind, or has been reduced to judgment; or

                  (xv) Borrowers have made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; or

                 (xvi) Borrowers have made an agreement with the Account Debtor to extend the time of payment thereof.

            Eligible Inventory - such Inventory of Borrowers (other than packaging materials and supplies) which Agent, in its sole credit judgment, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory if:

                  (i) it is not raw materials or finished goods, or
            work-in-process that is, in Agent's opinion, readily marketable in its current form; or

                  (ii) it is not in good, new and saleable condition; or

                  (iii) it is slow-moving, obsolete or unmerchantable; or

                  (iv) it does not meet all standards imposed by any
            governmental agency or authority; or

                  (v) it does not conform in all respects to the warranties and representations set forth in the Agreement; or

                  (vi) it is not at all times subject to Lenders' duly
            perfected, first-priority security interest and no other Lien except a Permitted Lien; or

                  (vii) it is not situated at a location in compliance with the
            Agreement or is in transit; or

                  (viii) it is held for retail sale at a retail store owned or operated by a Borrower or a Subsidiary thereof; or

                  (ix) it is perishable agricultural or farming products such as fruits, vegetables, nuts or meat.

            Environmental Laws - all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters.

            ERISA - the Employee Retirement Income Security Act of 1974, as amended, and all rules and regulations from time to time promulgated thereunder.

            Event of Default - as defined in Section 11.1 of the Agreement.

            Existing Loan Agreement - as defined in Section 1.1.3 of the Agreement.

            FCC - Fleet Capital Corporation, a Rhode Island corporation, and its successors and assigns.

            Fixed Charge Coverage Ratio - for any period of the Borrowers, on a Consolidated basis, that quotient equal to (A) the sum of (i) EBITDA, less
      (ii) the sum of taxes paid and nonfinanced Capital Expenditures made during such period, divided by (B) the sum of (i) interest payments and
      (ii) scheduled payments and prepayments on Indebtedness for Money Borrowed for such period, determined in accordance with GAAP.

            GAAP - generally accepted accounting principles in the United States of America in effect from time to time.

            Guarantor[s] - Natural Retail Group, Inc., a Delaware corporation, Albert's Organics, Inc., a California corporation, United Natural Trading Co., a Delaware corporation and The Health Hut, Inc., a New York corporation and any other Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations.

            Guaranty Agreement[s] - the Continuing Guaranty Agreement[s] which are to be executed by each Guarantor in form and substance satisfactory to Lenders.

            Indebtedness - as applied to a Person means, without duplication

                  (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations,

                  (ii) all obligations of other Persons which such Person has guaranteed,

                  (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person, and

                  (iv) in the case of Borrowers (without duplication), the
            Obligations.

            Intellectual Property - all past, present and future: trade secrets, know-how and other proprietary information; trademarks, internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights, unpatented inventions (whether or not patentable); patent applications and patents; industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing.

            Interest Expense - with respect to any fiscal period, the interest expense incurred for such period as determined in accordance with GAAP plus the Letter of Credit and LC Guaranty fees owing for such period.

            Interest Period - as applicable to any LIBOR Advance, a period commencing on the date a LIBOR Advance is made, and ending on the date which is one (1) month, two (2) months, three (3) months, or six (6) months later, as may then be requested by Borrower; provided that (i) any Interest Period which would otherwise end on a day which is not a Business Day shall end in the next preceding or succeeding Business Day as is such Lender's custom in the market to which such LIBOR Advance relates; (ii) there remains a minimum of one (1) month, two (2) months, three (3) months or six (6) months (depending upon which Interest Period Borrower selects) in the Original Term (or any Renewal Term then in effect); and (iii) all Interest Periods of the same duration which commence on the same date shall end on the same date.

            LC Amount - at any time, the aggregate undrawn face amount of all Letters of Credit and LC Guaranties then outstanding.

            LC Guaranty - any guaranty pursuant to which FCC or any Affiliate of FCC shall guaranty the payment or performance by a Borrower of its reimbursement obligation under any letter of credit.

            Letter of Credit - any letter of credit procured by FCC hereunder for the account of Borrowers.

            LIBOR - as applicable to any LIBOR Advance, the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such LIBOR Advance which appears on the Telerate page 3750 as of 11:00 a.m. (London time) on the day that is two
      (2) London Banking Days preceding the first day of such LIBOR Advance; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR rate shall be the rate (rounded upwards as described above, if necessary) for deposits in U.S. dollars for a period substantially equal to the interest period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London Time), on the day that is two (2) London Banking Days prior to the beginning of such interest period. If both the Telerate and Reuters systems are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such LIBOR Advance which are offered by four (4) major banks in the London interbank market at approximately 11:00 a.m. (London time), on the day that is two (2) London Banking Days preceding the first day of such LIBOR Advance as selected by Agent. The principal London office of each of the major London Banks so selected will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two (2) such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Advance offered by major banks in New York City at approximately 11:00 a.m. (New York City time), on the day that is two (2) London Banking Days preceding the first day of such LIBOR Advance. In the event that Agent is unable to obtain any such quotation as provided above, it will be determined that LIBOR pursuant to a LIBOR Advance cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of Bank then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.

            LIBOR Advance - any Loan bearing interest computed by reference to the LIBOR.

            Lien - any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, Borrowers shall be deemed to be the owner of any Property which they have acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

            Loan Account - the loan account established on the books of Agent pursuant to Section 3.6 of the Agreement.

            Loan Documents - the Agreement, the Other Agreements and the Security Documents.

            Loans - all loans and advances of any kind made by Lenders, and/or by any affiliates of Lenders, pursuant to the Agreement.

            London Banking Day - any date on which commercial banks are open for business in London, England.

            Maturity Date - June 30, 2005.

            Money Borrowed - means (i) Indebtedness arising from the lending of money by any Person to Borrowers; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to Borrowers,
      (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Indebtedness of Borrowers under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by Borrowers.

            Mortgages - the Mortgage and Security Agreements and Deed of Trust and Security Agreements which are to be executed and delivered by Borrowers and Guarantors pursuant to Section 6.4 hereof to secure the Obligations, in form and substance satisfactory to the Agent and otherwise consistent with the form of Exhibit U attached.

            Multiemployer Plan - has the meaning set forth in Section 4001(a)(3) of ERISA.

            Net Worth - the shareholder's equity of a Person as determined in accordance with GAAP.

            Notice of Assignment - a Notice of Assignment delivered to Agent pursuant to Section 12.10.2 hereof in the form of Exhibit T hereto.

            Obligations - all Loans and all other advances, debts, liabilities, obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from Borrowers to Lenders, Agent, and/or to any affiliate of Lenders or Agent, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise whether direct or indirect (including those acquired by assignment and arising out of the provision by Agent or its Affiliates of hedging or swap interest rate arrangements for Borrowers and any liabilities incurred with respect to ACH and other cash management arrangements), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired.

            Organizational I.D. Number - with respect to Borrowers, the organizational identification number assigned to Borrowers by the applicable governmental unit or agency of the jurisdiction of organization of Borrowers.

            Other Agreements - any and all agreements, instruments and documents (other than the Agreement and the Security Documents), heretofore, now or hereafter executed by Borrower, any Subsidiary of Borrower or any other third party and delivered to Lenders in respect of the transactions contemplated by the Agreement.

            Overadvance - the amount, if any, by which the outstanding principal amount of Revolving Credit Loans plus the LC Amount exceeds the Borrowing Base.

            Participant - each Person who shall be granted the right by a Lender to participate in any of the Loans described in the Agreement and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

            Payment Account - as defined in subsection 4.1.1.

            Payor - as defined in Section 4.4 of the Agreement.

            Permitted Liens - any Lien of a kind specified in subsection 9.2.5 of the Agreement.

            Permitted Purchase Money Indebtedness - Purchase Money Indebtedness and Capitalized Lease Obligations of Borrowers incurred after the date hereof which is secured solely by a Purchase Money Lien.

            Person - an individual, partnership, corporation, limited liability company, joint stock company, land trust, business trust, or unincorporated organization, or a government (or agency, instrumentally or political subdivision thereof) and shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended.

            Plan - an employee benefit plan now or hereafter maintained for employees of Borrowers that is covered by Title IV of ERISA.

            Projections - Each Borrower's forecasted Consolidated and consolidating (a) balance sheets, (b) profit and loss statements, (c) cash flow statements, and (d) capitalization statements, all prepared on a consistent basis with each Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

            Property or Properties - any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

            Pro Rata - a share of or in all Revolving Credit Loans, participations in the LC Amount (or, in the case of FCC, the portion of the LC Amount in which FCC does not sell a participation interest pursuant to Section 1.3.2 of the Agreement), obligations to indemnify or reimburse FCC as the procurer of Letters of Credit, payments, proceeds, collections, Collateral and expenses, which share for any Lender on any date shall be a percentage arrived at by dividing the amount of the Commitment of such Lender on such date by the aggregate amount of the Commitments of all Lenders on such date.

            Purchase Money Indebtedness - means and includes (i) Indebtedness (other than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Indebtedness (other than the Obligations) incurred at the time of or within ten (10) days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

            Purchase Money Lien - a Lien upon fixed assets which secures Purchase Money Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

            Purchased Rights - as defined in subsection 4.4.2 of the Agreement.

            Real Property - the interests of the Borrowers and any of their Subsidiaries or Guarantors, either in fee simple or under a long term ground lease, in land and improvements thereto, including, without implied limitation, those locations listed on Exhibit V attached, and any similar interests acquired subsequently.

            Rentals - as defined in subsection 9.2.13 of the Agreement.

            Reportable Event - any of the events set forth in Section 4043(b) of ERISA.

            Required Lenders - Lenders having at least 51% of the aggregate amount of the Commitments or, if the Commitments shall have terminated, Lenders holding at least 51% of the aggregate unpaid principal amount of the Loans.

            Required Payment - as defined in Section 4.4.1 of the Agreement.

            Reserve Percentage - the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D of the Board of Governors of the Federal Reserve System (or any successor) as the same may be modified or supplemented and in effect from time to time.

            Restricted Investment - any investment made in cash or by delivery of Property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any Property except the following:

                  (i) investments in one or more Subsidiaries of Borrowers to the extent existing on the Closing Date;

                  (ii)  Property to be used in the ordinary course of business;

                 (iii) Current Assets arising from the sale of goods and
            services in the ordinary course of business of Borrowers and their Subsidiaries;

                  (iv) investments in direct obligations of the United States of
            America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one (1) year from the date of acquisition thereof;

                   (v) investments in certificates of deposit maturing within one (1) year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $100,000,000; and

                  (vi) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof.

            Revolving Credit Commitment - for each Lender, the obligation of such Lender to make Revolving Credit Loans in an aggregate principal amount at any one time outstanding up to but not exceeding (a) in the case of any such Lender originally party hereto, the sum of (i) the amount set opposite the name of such Lender on the signature pages hereto plus (ii) the aggregate amount of Revolving Credit Commitments acquired by such Lender from other Lenders pursuant to Sections 4.4.2, 12.10 and 13.3 hereof minus (iii) the aggregate amount of Revolving Credit Commitments transferred by such Lender to one or more other Lenders pursuant to Sections 4.4.2, 12.10 and 13.3 hereof and (b) in the case of any such Lender that was not originally party hereto, (i) the aggregate amount of Revolving Credit Commitments acquired by such Lender from one or more other Lenders pursuant to Sections 4.4.2, 12.10 and 13.3 hereof, minus
      (ii) the aggregate amount of Revolving Credit Commitments transferred by such Lender to one or more other Lenders pursuant to Sections 4.4.2, 12.10 and 13.3 hereof, in each case, as such obligation may be reduced from time to time.

            Revolving Credit Commitment Percentage - as to any Lender, the ratio of (a) the amount of the Revolving Credit Commitment of such Lender to (b) the aggregate amount of the Revolving Credit Commitments of all of the Lenders.

            Revolving Credit Commitment Termination Date - June 30, 2005.

            Revolving Credit Loan - a Loan made by Lender as provided in Section
      2.1 of the Agreement.

            Revolving Credit Note(s) - the Promissory Notes to be executed by Borrowers on or about the Closing Date in favor of each of the Lenders to evidence the Revolving Credit Loans, which shall be in substantially the form of Exhibit A to the Agreement.

            Schedule of Accounts - as defined in subsection 7.2.1 of the Agreement.

            Security - shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

            Security Agreements - the Security Agreements executed and delivered by each Guarantor in form and substance satisfactory to Agent.

            Security Documents - the Security Agreements, the Mortgages, the Guaranty Agreements, and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

            Solvent - as to any Person, that such Person (i) owns Property whose fair saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts), (ii) is able to pay all of its Indebtedness as such Indebtedness matures and (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

            Standby Letter of Credit - a Letter of Credit issued for any purpose other than the purchase of goods.

            Subordinated Debt - Indebtedness of Borrowers that is subordinated to the Obligations in a manner satisfactory to Agent.

            Subsidiary - any Person of which the Borrower owns, directly or indirectly through one or more intermediaries, (i) shares of stock having ordinary voting power to elect a majority of the Board of Directors (or equivalent governing body) of such Person (irrespective of whether at the time stock of any other class or classes of such Person shall or might have voting power upon the occurrence of any contingency); or (ii) more than

      50% of the Voting Stock or any other ownership or equity interest in such Person; or (iii) controls the management of such Person.

            SwingLine Loans - as defined in Section 3.1.3(ii) of the Agreement.

            SwingLine Notes - the Promissory Note to be executed by Borrowers on or about the Closing Date in favor of FCC to evidence the SwingLine Loans, which shall be in substantially the form of Exhibit A to the Agreement.

            Total Credit Facility - $150,000,000.

            Total Liabilities - at any date means all amounts properly classified as liabilities on a balance sheet at such date in accordance with GAAP, plus all reserves for contingencies and all other potential liabilities for which no reserves have previously been established on such balance sheet, to the extent such amounts are not already classified as liabilities in accordance with GAAP.

            Type of Organization - with respect to Borrowers, the kind or type of entity by which each Borrower is organized, such as a corporation or limited liability company.

            UCC - the Uniform Commercial Code as in effect in the State of Connecticut on the date of this Agreement, as the UCC may be amended or otherwise modified, including by the UCC Revisions.

            UCC Revisions - the revisions to Article 9 and other Articles of the Uniform Commercial Code, as adopted by the State of Connecticut, effective October 1, 2001.

            Voting Stock - Securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

            Other Terms. All other terms contained in the Agreement shall have, when the context so indicates, the meanings provided for by the UCC to the extent the same are used or defined therein.

            Certain Matters of Construction. The terms "herein," "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof.

LIST OF EXHIBITS

Exhibit A   Form of Revolving Credit Note
Exhibit B   Form of SwingLine Note
Exhibit C   Each Borrower's and each Subsidiary's Business Locations
Exhibit D   Jurisdictions in which each Borrower and each Subsidiary is
            Authorized to do Business
Exhibit E   Capital Structure of Borrowers
Exhibit F   Corporate Names
Exhibit G   Guarantees
Exhibit H   Tax Identification Numbers of Subsidiaries
Exhibit I   Patents, Trademarks, Copyrights and Licenses
Exhibit J   Contracts Restricting any Borrower's Right to Incur Debts
Exhibit K   Litigation
Exhibit L   Capitalized Leases
Exhibit M   Operating Leases
Exhibit N   Pension Plans
Exhibit O   Labor Contracts
Exhibit P   Compliance Certificate
Exhibit Q   Permitted Liens
Exhibit R   Borrowing Base Certificate
Exhibit S   Affiliate Transactions
Exhibit T   Notice of Assignment and Form of Assignment and Acceptance Agreement
Exhibit U   Form of Mortgage
Exhibit V   Real Property
Exhibit W   Bank Accounts

                                    EXHIBIT A

                          FORM OF REVOLVING CREDIT NOTE


$______________                                       __________________, 20__

                                                      ____________, __________

      FOR VALUE RECEIVED, the undersigned, UNITED NATURAL FOODS, INC., a Delaware corporation with its chief executive office and principal place of business located at 260 Lake Road, Dayville, Connecticut 06241 ("UNF"), MOUNTAIN PEOPLE'S WAREHOUSE INCORPORATED, a California corporation with its chief executive office and principal place of business located at 12745 Earhart Avenue, Auburn, California 95602 ("MPW"), NUTRASOURCE, INC., a Washington corporation with its chief executive office and principal place of business located at 12745 Earhart Avenue, Auburn, CA 95602 ("NutraSource"), RAINBOW NATURAL FOODS, INC., a Colorado corporation with its chief executive office and principal place of business located at 260 lake Road, Dayville, CT 06241 ("Rainbow"), STOW MILLS, INC., a Vermont corporation with its chief executive office and principal place of business located at 70 Stow Drive, Chesterfield, New Hampshire 03443 ("SMI"), and UNITED NATURAL FOODS PENNSYLVANIA, INC. with its chief executive office and principal place of business located at 70 Stow Drive, Chesterfield, NH 03443 ("UNFPA") (jointly and severally, the "Borrowers") jointly and severally promise to pay to the order of _______________ ("Lender"), at the office of the Agent, defined below, located at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, in lawful money of the United States of America and in immediate available funds, the principal amount of ____________________ _______________________ Dollars ($_______________________) or such lesser sum as may constitute Lender's Pro Rata share of the outstanding amount of all Revolving Credit Loans made pursuant to the Loan Agreement referred to below, in accordance with the terms thereof.

      This Revolving Credit Note (the "Note") is a Revolving Credit Note referred to in, and is issued pursuant to, that certain Loan and Security Agreement among Borrowers, Fleet Capital Corporation as administrative and collateral agent ("Agent") for itself and the lenders from time to time a party thereto (the "Lenders"), Fleet Securities, Inc. as syndication arranger for the Lenders ("Arranger"), Citizens Bank of Massachusetts as the syndication agent for the Lenders (the "Syndication Agent") and U.S. Bank National Association as the documentation agent for the Lenders (the "Documentation Agent") dated the date hereof (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

      The rate of interest in effect hereunder shall be calculated with reference to the Base Rate or LIBOR, as applicable, as more specifically provided in the Loan Agreement. The interest due shall be computed and shall be payable in the manner provided in the Loan Agreement.

      Except as otherwise expressly provided in the Loan Agreement, if any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. Notwithstanding the foregoing, if any portion of the Revolving Credit Loans evidenced by this promissory note constitutes a LIBOR Advance, and an extension of the maturity of any payment hereon would cause the maturity thereof to occur during the next calendar month, then such payment shall mature on the next preceding Business Day.

      This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrowers may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner provided in Section 5 of the Loan Agreement.

      Upon the occurrence and continuation of any one or more of the Events of Default specified in the Loan Agreement which have not been cured by Borrowers or waived by Agent, Agent may declare all Obligations evidenced hereby to be immediately due and payable (except with respect to any Event of Default set forth in subsection 11.1.10 of the Loan Agreement, in which case all Obligations evidenced hereby shall automatically become immediately due and payable without the necessity of any notice or other demand) without presentment, demand, protest or any other action or obligation of the Agent or the Lender.

      Time is of the essence of this Note. Borrowers hereby waive presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

      Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Agent or Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Agent or Lender of any right or remedy preclude any other right or remedy. Subject to the terms of the Loan Agreement, Agent, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrowers, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrowers. Borrowers agree that, without releasing or impairing Borrowers' liability hereunder, Agent may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

      The validity, interpretation and enforcement of this promissory note shall be governed by the internal laws of the State of Connecticut without giving effect to the conflict of laws principles thereof.


                                       UNITED NATURAL FOODS, INC.


_________________________________      By: __________________________________

                                           Name: ____________________________

                                           Title: ___________________________


                                       MOUNTAIN PEOPLE'S WAREHOUSE INCORPORATED


_________________________________      By: __________________________________

                                           Name: ____________________________

                                           Title: ___________________________


                                       NUTRASOURCE, INC.


_________________________________      By: __________________________________

                                           Name: ____________________________

                                           Title: ___________________________


                                       RAINBOW NATURAL FOODS, INC.


_________________________________      By: __________________________________

                                           Name: ____________________________

                                           Title: ___________________________


                                       UNITED NATURAL FOODS OF
                                       PENNSYLVANIA, INC.


_________________________________      By: __________________________________

                                           Name: ____________________________

                                           Title: ___________________________

                                       STOW MILLS, INC.


_________________________________      By: __________________________________

                                           Name: ____________________________

                                           Title: ___________________________

EXHIBIT B

FORM OF SWINGLINE NOTE


$10,000,000.00                                        __________________, 2001
                                                      Hartford, Connecticut

      FOR VALUE RECEIVED, the undersigned, UNITED NATURAL FOODS, INC., a Delaware corporation with its chief executive office and principal place of business located at 260 Lake Road, Dayville, Connecticut 06241 ("UNF"), MOUNTAIN PEOPLE'S WAREHOUSE INCORPORATED, a California corporation with its chief executive office and principal place of business located at 12745 Earhart Avenue, Auburn, California 95602 ("MPW"), NUTRASOURCE, INC., a Washington corporation with its chief executive office and principal place of business located at 12745 Earhart Avenue, Auburn, CA 95602 ("NutraSource"), RAINBOW NATURAL FOODS, INC., a Colorado corporation with its chief executive office and principal place of business located at 260 Lake Road, Dayville, CT 06241 ("Rainbow"), STOW MILLS, INC., a Vermont corporation with its chief executive office and principal place of business located at 70 Stow Drive, Chesterfield, New Hampshire 03443 ("SMI"), and UNITED NATURAL FOODS PENNSYLVANIA, INC. with its chief executive office and principal place of business located at 70 Stow Drive, Chesterfield, NH 03443 ("UNFPA") (jointly and severally, the "Borrowers") jointly and severally promise to pay to the order of Fleet Capital Corporation ("Lender"), at the office of the Agent, defined below, located at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, in lawful money of the United States of America and in immediate available funds, the principal amount of Ten Million Dollars ($10,000,000.00) or such lesser sum as may constitute the outstanding amount of all SwingLine Loans made pursuant to the Loan Agreement referred to below, in accordance with the terms thereof.

      This SwingLine Note (the "Note") is the SwingLine Note referred to in, and is issued pursuant to, that certain Loan and Security Agreement among Borrowers, Fleet Capital Corporation ("Agent") as administrative and collateral agent for itself and the Lenders from time to time a party thereto ("Lenders") and Lenders dated the date hereof (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

      The rate of interest in effect hereunder shall be calculated with reference to the Base Rate, as more specifically provided in the Loan Agreement. The interest due shall be computed and shall be payable in the manner provided in the Loan Agreement.

      Except as otherwise expressly provided in the Loan Agreement, if any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

      This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrowers may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner provided in Section 4 of the Loan Agreement.

      Upon the occurrence and continuation of any one or more of the Events of Default specified in the Loan Agreement which have not been cured by Borrowers or waived by Agent, Agent may declare all Obligations evidenced hereby to be immediately due and payable (except with respect to any Event of Default set forth in subsection 10.1.10 of the Loan Agreement, in which case all Obligations evidenced hereby shall automatically become immediately due and payable without the necessity of any notice or other demand) without presentment, demand, protest or any other action or obligation of the Agent or the Lender.

      Time is of the essence of this Note. Borrowers hereby waive presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

      Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Agent or Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Agent or Lender of any right or remedy preclude any other right or remedy. Subject to the terms of the Loan Agreement, Agent, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrowers, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrowers. Borrowers agree that, without releasing or impairing Borrowers' liability hereunder, Agent may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

      The validity, interpretation and enforcement of this promissory note shall be governed by the internal laws of the State of Connecticut without giving effect to the conflict of laws principles thereof.


                                       UNITED NATURAL FOODS, INC.


_________________________________      By: __________________________________

                                           Name: ____________________________

                                           Title: ___________________________

                                       MOUNTAIN PEOPLE'S WAREHOUSE INCORPORATED


_________________________________      By: __________________________________

                                           Name: ____________________________

                                           Title: ___________________________

                                       NUTRASOURCE, INC.


_________________________________      By: __________________________________

                                           Name: ____________________________

                                           Title: ___________________________


                                       RAINBOW NATURAL FOODS, INC.


_________________________________      By: __________________________________

                                           Name: ____________________________

                                           Title: ___________________________


                                       UNITED NATURAL FOODS OF
                                       PENNSYLVANIA, INC.


_________________________________      By: __________________________________

                                           Name: ____________________________

                                           Title: ___________________________


                                       STOW MILLS, INC.


_________________________________      By: __________________________________

                                           Name: ____________________________

                                           Title: ___________________________

EXHIBIT C

BUSINESS LOCATIONS - [complete for each Borrower]


1.    Borrower currently has the following business locations, and no others:

      Chief Executive Office:

      Other Locations:



2. Borrower maintains its books and records relating to Accounts and General Intangibles at:



3. Borrower has had no office, place of business or agent for process located in any county other than as set forth above, except:



4. Each Subsidiary currently has the following business locations, and no others:

      Chief Executive Office:

      Other Locations:



5. Each Subsidiary maintains its books and records relating to Accounts and General Intangibles at:



6. Each Subsidiary has had no office, place of business or agent for process located in any county other than as set forth above, except:

7. The following bailees, warehouseman, similar parties and consignees hold Inventory of Borrower or one of its Subsidiaries:

================================================================================
                                Nature of        Amount of        Owner of
 Name and Address of Party     Relationship      Inventory        Inventory
 -------------------------     ------------      ---------        ---------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

EXHIBIT D

                         JURISDICTIONS IN WHICH BORROWER
                              AND ITS SUBSIDIARIES
                          ARE AUTHORIZED TO DO BUSINESS
                          [COMPLETE FOR EACH BORROWER]


            Name of Entity                                  Jurisdictions
            --------------                                  -------------

EXHIBIT E

CAPITAL STRUCTURE [complete for each Borrower]


1. The classes and number of authorized shares of Borrower and each Subsidiary and the record owner of such shares are as follows:

Borrower:

================================================================================
                                                                    Number of
                                                                     Shares
                 Number of Shares                                  Authorized
                   Issued and                                          but
Class of Stock     Outstanding             Record Owners            Unissued
--------------     -----------             -------------            --------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

Subsidiaries:

================================================================================
                                                                    Number of
                                                                     Shares
                 Number of Shares                                  Authorized
                   Issued and                                          but
Class of Stock     Outstanding             Record Owners            Unissued
--------------     -----------             -------------            --------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

2. The number, nature and holder of all other outstanding Securities of Borrower and each Subsidiary are as follows:

3. The correct name and jurisdiction of incorporation of each Subsidiary of Borrower and the percentage of its issued and outstanding shares owned by Borrower are as follows:

================================================================================
                                                               Percentage of
                                                                  Shares
                                       Jurisdiction of           Owned by
              Name                      Incorporation            Borrower
              ----                      -------------            --------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

4. The name of each of Borrowers' corporate or joint venture Affiliates and the nature of the affiliation are as follows:

EXHIBIT F

CORPORATE NAMES [Complete for each Borrower]


1. Borrowers' correct corporate name, as registered with the Secretary of State of the State of ______________, is:



2.    In the conduct of its business, Borrower has used the following names:



3. Each Subsidiaries' correct corporate name, as registered with the Secretary of State of the State of its incorporation, is:



4. In the conduct of its business, each Subsidiary has used the following names:



5.    Borrowers' Organizational I.D. Number is:



6.    Each Subsidiaries' Organizational Number(s) is/are:



7.    Borrowers' Type of Organization is:



8.    Each Subsidiaries Type(s) of Organization is/are:

EXHIBIT G

GUARANTEES

EXHIBIT H


TAX IDENTIFICATION NUMBERS OF SUBSIDIARIES [Complete for each Borrower]


                  Subsidiary                                Number
                  ----------                                ------

EXHIBIT I

PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES [Complete for each Borrower]


1.    Borrowers' and its Subsidiaries' patents:

================================================================================
                                    Status in         Federal
                                      Patent       Registration   Registration
    Patent            Owner           Office           Number         Date
    ------            -----           ------           ------         ----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


2.    Borrowers' and its Subsidiaries' trademarks:


================================================================================
                                    Status in        Federal
                                    Trademark     Registration    Registration
  Trademark           Owner           Office          Number          Date
  ---------           -----           ------          ------          ----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

3.    Borrowers' and its Subsidiaries' copyrights:


================================================================================
                                    Status in        Federal
                                    Copyright     Registration    Registration
  Copyrights          Owner           Office          Number          Date
  ----------          -----           ------          ------          ----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


4. Borrowers' and its Subsidiaries' licenses (other than routine business licenses, authorizing them to transact business in local jurisdictions):

================================================================================
                                                                    Term of
    Name of License       Nature of License        Licensor         License
    ---------------       -----------------        --------         -------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

EXHIBIT J

      CONTRACTS RESTRICTING BORROWER'S RIGHT TO INCUR DEBTS

      [Complete for each Borrower]



      Contracts that restrict the right of Borrower to incur Indebtedness:

================================================================================
                                                  Nature of         Term of
   Title of Contract     Identity of Parties      Restriction       Contract
   -----------------     -------------------      -----------       --------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

EXHIBIT K

LITIGATION [Complete for each Borrower]


1. Actions, suits, proceedings and investigations pending against Borrower or any Subsidiary:


================================================================================
                                                                   Jurisdiction
                                                                        or
   Title of Action       Nature of Action    Complaining Parties     Tribunal
   ---------------       ----------------    -------------------     --------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


2. The only threatened actions, suits, proceedings or investigations of which Borrower or any Subsidiary is aware are as follows:

EXHIBIT L

CAPITALIZED LEASES [Complete for each Borrower]


Borrower and its Subsidiaries have the following capitalized leases:


================================================================================
      Lessee                 Lessor         Term of Lease    Property Covered
      ------                 ------         -------------    ----------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

EXHIBIT M

OPERATING LEASES [Complete for each Borrower]


Borrower and its Subsidiaries have the following operating leases:


================================================================================
      Lessee                 Lessor         Term of Lease    Property Covered
      ------                 ------         -------------    ----------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

EXHIBIT N

PENSION PLANS

[Complete for each Borrower]

Borrower and its Subsidiaries have the following Plans:

================================================================================
                    Party                                 Type of Plan
                    -----                                 ------------
--------------------------------------------------------------------------------
Borrower
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Subsidiaries]
--------------------------------------------------------------------------------

================================================================================

EXHIBIT O

COLLECTIVE BARGAINING AGREEMENTS; LABOR CONTROVERSIES
[Complete for each Borrower]


1. Borrower and its Subsidiaries are parties to the following collective bargaining agreements:

================================================================================
    Type of Agreement                   Parties              Term of Agreement
    -----------------                   -------              -----------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


2. Material grievances, disputes of controversies with employees are as follows:

================================================================================
        Parties Involved        Nature of Grievance, Dispute or Controversy
        ----------------        -------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


3. Threatened strikes, work stoppages and asserted pending demands for collective bargaining are as follows:


================================================================================
             Parties Involved                         Nature of Matter
             ----------------                         ----------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

EXHIBIT P

COMPLIANCE CERTIFICATE

                           UNITED NATURAL FOODS, INC.
                                  260 Lake Road
                           Dayville, Connecticut 06241


                                          __________________, 20__


Fleet Capital Corporation
200 Glastonbury Boulevard
Glastonbury, CT  06033
Attention:  Loan Administration Manager


            The undersigned, the chief financial officer of _________ _______________________, a _______________ corporation ("Borrower"), gives this certificate to Fleet Capital Corporation ("Agent") in accordance with the requirements of subsection 9.1.3 of that certain Loan and Security Agreement dated August __, 2001, among United Natural Foods, Inc. and certain of its subsidiaries and affiliates "Borrower"), the financial institutions party thereto as lenders ("Lenders"), Agent, Fleet Securities, Inc. as arranger for the Lenders, Citizens Bank of Massachusetts as syndication agent for the Lenders and U.S. Bank National Association as documentation agent for the Lenders ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

            1. Based upon my review of the balance sheets and statements of income of Borrower for the [fiscal year] [quarterly period] ending __________________, 20__, copies of which are attached hereto, I hereby certify that:

                  (a) the Fixed Charge Coverage Ratio is ___ to 1;

                  (b) the Net Worth is $______________; and

                  (c) Capital Expenditures during the period and for the fiscal year-to-date total $__________ and $__________, respectively.

            2. No Default exists on the date hereof, other than ________________________________________ [if none, so state].

            3. No Event of Default exists on the date hereof, other than ________________________________________ [if none, so state].


                                    Very truly yours,


                                    _______________________________

                                    Its Chief Financial Officer

EXHIBIT Q

PERMITTED LIENS

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               Secured Party                          Nature of Lien
               -------------                          --------------
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

EXHIBIT R

BORROWING BASE CERTIFICATE

                           [To Be Furnished by Lender]

EXHIBIT S

AFFILIATE TRANSACTIONS

EXHIBIT T

NOTICE OF ASSIGNMENT